UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 07584

Rydex Series Funds

(Exact name of registrant as specified in charter)

805 King Farm Boulevard, Suite 600
Rockville, Maryland 20850

(Address of principal executive offices) (Zip code)

Donald C. Cacciapaglia, President

Rydex Series Funds
805 King Farm Boulevard, Suite 600
Rockville, Maryland 20850

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-301-296-5100

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

ALTERNATIVES FUND

MANAGED FUTURES STRATEGY FUND

RMFSF-ANN-1213x1214

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THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

December 31, 2013

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for the Managed Futures Strategy Fund (the “Fund”) that is part of the Rydex Series Funds. This report covers performance of the Fund for the annual period ended December 31, 2013.

The Investment Adviser is a part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC, a global, diversified financial services firm.

Guggenheim Distributors, LLC, is the distributor of the Fund. Guggenheim Distributors, LLC is affiliated with Guggenheim Partners, LLC and Security Investors, LLC.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for the Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Donald C. Cacciapaglia

President

January 31, 2014

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

The Managed Futures Strategy Fund may not be suitable for all investors. • The Fund’s investments in securities and derivatives, in general, are subject to market risks that may cause their prices, and therefore the Fund’s value, to fluctuate over time. An investment in the Fund may lose money. • The Fund’s investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivatives, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, lack of availability and counterparty risk. To the extent the Fund invests in derivatives to seek to hedge risk or limit leveraged exposure created by other investments, there is no guarantee that such hedging strategies will be effective at managing risk or limiting exposure to leveraged investments. • The Fund’s use of leverage will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. • The Fund’s use of short selling involves increased risk and costs. The Fund risks paying more for a security than it received from its sale. Theoretically, securities sold short have the risk of unlimited losses. • The Fund’s investments in fixed income securities will change in value in response to interest rate changes and other factors. In general, bond prices rise when interest rates fall and vice versa. • The Fund’s exposure to high yield, asset backed and mortgaged backed securities may subject the Fund to greater volatility. • The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. • The Fund’s exposure to the commodity markets may subject the fund to greater volatility as commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity such as droughts, floods, weather, embargos, tariffs and international economic, political and regulatory developments. • The Fund may invest in securities of foreign companies directly, or indirectly through the use of other investment companies and financial instruments that are linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. • This Fund is considered nondiversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund. • See the prospectus for more information on these and other risks.

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	December 31, 2013

The year ended December 31, 2013 wound down with a series of stronger-than-expected economic data releases. ISM manufacturing data (historically indicative of expansion or contraction) rose to its highest levels in over two years, consumer confidence rebounded following the government shutdown, housing starts surged, and the job market strengthened. Citing improved labor market conditions and a sustainable economic expansion, the U.S. Federal Reserve (the “Fed”) announced in December that it would reduce its monthly bond purchases by $10 billion, to $75 billion, starting in January 2014. Yet, at the same time, the Fed lengthened the time frame before which it will raise rates by promising to keep the Fed funds target rate at 0-0.25% at least as long as the unemployment rate remains above 6.5% and perhaps “well past” the time this target is reached.

For the first time, the Fed also added a lower-bound target for inflation of 2%–lengthening the expected time frame before rates rise.

As the U.S. economy slowly strengthens, we may return to an environment where taking credit risk is not just a consequence of staying within duration targets or reaching for yield, but rather a proactive choice driven by a positive outlook on the economy. To sustain optimism, the Fed will need to monitor the unintended consequences of tapering and avoid negative economic repercussions, as happened in the summer of 2013 when a spike in 10-year Treasury yields dampened home sales. For markets, the Fed must convince investors that the economy is strong enough to withstand steady reductions of its asset purchases. These will likely be Janet Yellen’s top priorities as she takes over the helm of the Fed.

Last January, the global economy faced myriad headwinds, choppiness lay ahead, and we expected plenty of volatility in 2013. Nevertheless, we believed at that point that risk assets were the best choice for investors. Now, the headwinds of 2013 have largely dissipated, and the outlook appears benign for risk assets for the first three to six months of 2014, if not longer.

Many pundits may have underestimated the strength of the U.S. economy, with both third quarter and fourth quarter economic growth beating expectations. The final three months of 2013 were exceptionally good for U.S. equities, which produced a wealth effect that probably boosted holiday sales. All of this bodes well for the first quarter of 2014.

Market conditions could be even stronger in Europe. Economic data from the euro area’s periphery is improving faster than from the core, where inflation is also rising at a faster pace, giving the peripheral nations a competitive advantage. In Asia, markets have priced for a more negative scenario that now appears less likely. With the U.S. and Europe now out of recession, they are ready to underpin a recovery in export growth in the Asian region. As a synchronous global expansion gets under way, investors may become more comfortable with taking risk, and this should be reflected in asset prices in many regions around the globe.

For 2014, investors should bear in mind that the Fed will continue injecting liquidity into financial markets even as it tapers its asset purchases. Assuming that the Fed continues the same pace of reductions at each Federal Open Market Committee meeting, it would still purchase more than $500 billion of bonds in 2014–nearly the size of the Fed’s QE2 from November 2010 to June 2011. This should help support credit spreads. An accelerated pace of tapering from the Fed would signal faster-than-expected economic growth and spark higher demand for risk assets. On balance, we expect the impact of tapering to be neutral. Barring economic weakness, we expect relatively benign market conditions with no major spike in volatility.

For the year ended December 31, 2013, the Standard & Poor’s 500® (“S&P 500”) Index* returned 32.39%. Foreign markets were also strong: the Morgan Stanley Capital International (“MSCI”) Europe-Australasia-Far East (“EAFE”) Index* returned 22.78%. The return of the MSCI Emerging Markets Index* was -2.60%.

In the bond market, the Barclays U.S. Aggregate Bond Index* posted a -2.02% return for the period, while the Barclays U.S. Corporate High Yield Index* returned 7.44%. The return of the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.07% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited) (concluded)	December 31, 2013

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS.

Barclays U.S. Corporate High Yield Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below.

Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

Standard & Poor’s (“S&P”) Diversified Trends Indicator® is an investable long/short strategy that can benefit from trends (in either direction) in the global futures markets. It consists of 24 futures contracts, with a 50% weighting in financial futures and 50% weighting in commodities futures.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2013 and ending December 31, 2013.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (concluded)

			Beginning	Ending	Expenses
	Expense	Fund	Account Value	Account Value	Paid During
	Ratio[1]	Return	June 30, 2013	December 31, 2013	Period[2]
Table 1. Based on actual Fund return[3]

Managed Futures Strategy Fund
A-Class	1.61%	3.55%	$1,000.00	$1,035.50	$8.26
C-Class	2.37%	3.19%	1,000.00	1,031.90	12.14
H-Class	1.62%	3.55%	1,000.00	1,035.50	8.31
Institutional Class	1.41%	3.71%	1,000.00	1,037.10	7.24
Y-Class	1.36%	3.70%	1,000.00	1,037.00	6.98

Table 2. Based on hypothetical 5% return (before expenses)

Managed Futures Strategy Fund
A-Class	1.61%	5.00%	$1,000.00	$1,017.09	$8.19
C-Class	2.37%	5.00%	1,000.00	1,013.26	12.03
H-Class	1.62%	5.00%	1,000.00	1,017.04	8.24
Institutional Class	1.41%	5.00%	1,000.00	1,018.10	7.17
Y-Class	1.36%	5.00%	1,000.00	1,018.35	6.92

[1]	Annualized.

[2]	Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period June 30, 2013 to December 31, 2013.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

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The GUGGENHEIM FUNDS annual report | 7

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2013

MANAGED FUTURES STRATEGY FUND

OBJECTIVE:  Seeks to achieve positive absolute returns.

For the one-year period ended December 31, 2013, the Managed Futures Strategy Fund H-Class returned 4.33%. The Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index returned 0.07%. The Standard & Poor’s Diversified Trends Indicator, a former benchmark whose use was discontinued during the year, with the full implementation of multiple proprietary strategies (see next paragraph), returned 2.64% for the one-year period.

In February 2013, the Fund began implementing multiple proprietary strategies in seeking to better achieve its objective of positive absolute returns. The Fund now combines multiple quantitative and fundamental strategies that seek to profit from trends and relative value opportunities in the global, commodity, currency, equity and fixed income markets. In addition to the broader investment universe, the Fund is expected to benefit from the use of more sophisticated quantitative models; the fundamental insights and macroeconomic analysis underlying the fundamental models; rigorous and active risk management; and active fixed income management.

Much of 2013 was a difficult year for managed futures funds generally, but in the fourth quarter, trend-followers saw improved results in multiple components. While natural gas shot up sharply with cold weather in December after being down year to date trend-followers benefited from precious metals, softs, and the yen continuing to see prices decline, and equities continuing their bullish trends.

For the year, in the Fund the systematic strategies were positive, and risk and cash management also contributed positively to the Fund’s return. Equities and currencies were among the largest contributors to performance, particularly in the fourth quarter, with the greatest gains in short positions for the yen and long positions for the euro and multiple equity markets. Commodities and fixed income trades were mixed with generally small gains and losses offsetting each other.

At the end of the year, the Fund was net short in commodities, with the largest long positions in the energy sector and the largest short positions in sugar, wheat and corn. In currencies, the Fund continues to be long the European currencies and short Canadian and Australian dollars as well as the yen. The Fund was long equities and European fixed income, and short U.S., UK, Japanese and Australian bonds.

Derivatives in the Fund are used to help provide desired exposure in the most efficient manner, as well as to provide liquidity.

Performance displayed represents past performance which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	March 2, 2007
C-Class	March 2, 2007
H-Class	March 2, 2007
Institutional Class	May 3, 2010
Y-Class	March 29, 2010

The Fund invests principally in derivative investments such as futures contracts.

Ten Largest Holdings (% of Total Net Assets)
KKR Financial CLO 2007-A Corp.	5.3%
Guggenheim BulletShares 2015
High Yield Corporate Bond ETF	3.5%
Guggenheim BulletShares 2014
High Yield Corporate Bond ETF	3.5%
Credit Suisse Mortgage Capital
Certificates 2007-TF2A	3.0%
Guggenheim BulletShares 2016
High Yield Corporate Bond ETF	2.3%
Morgan Stanley Reremic Trust 2012-I0	2.3%
New York City Water & Sewer System
Revenue Bonds	2.0%
Emporia Preferred Funding II Ltd.	1.8%
Guggenheim Enhanced Short Duration ETF	1.8%
Duane Street CLO IV Ltd.	1.6%
Top Ten Total	27.1%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended December 31, 2013

			Since
			Inception
	1 Year	5 Year	(03/02/07)
A-Class Shares	4.33%	-4.58%	-1.22%
A-Class Shares with sales charge†	-0.63%	-5.51%	-1.92%
C-Class Shares	3.59%	-5.29%	-1.95%
C-Class Shares with CDSC‡	2.59%	-5.29%	-1.95%
H-Class Shares	4.33%	-4.58%	-1.22%
S&P Diversified Trends Indicator	2.64%	-4.68%	-0.93%
Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index	0.07%	0.12%	0.99%

			Since
			Inception
		1 Year	(05/03/10)
Institutional Class Shares		4.63%	-3.59%
S&P Diversified Trends Indicator		2.64%	-3.65%
Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index		0.07%	0.11%

			Since
			Inception
		1 Year	(03/29/10)
Y-Class Shares		4.62%	-3.63%
S&P Diversified Trends Indicator		2.64%	-3.69%
Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index		0.07%	0.11%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P Diversified Trends Indicator and Bank of America Merill Lynch 3-Month U.S. Treasury Bill Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares, Institutional Class shares, and Y-Class shares will vary due to difference in fee structure.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

CONSOLIDATED SCHEDULE OF INVESTMENTS	December 31, 2013

MANAGED FUTURES STRATEGY FUND

	Shares	Value

EXCHANGE TRADED FUNDS†,5 - 11.1%
Guggenheim BulletShares 2015
High Yield Corporate Bond ETF	393,600	$10,540,608
Guggenheim BulletShares 2014
High Yield Corporate Bond ETF	393,400	10,491,978
Guggenheim BulletShares 2016
High Yield Corporate Bond ETF	262,400	7,090,048
Guggenheim Enhanced Short
Duration ETF	108,400	5,438,428
Total Exchange Traded Funds
(Cost $33,463,122)		33,561,062

	Face
	Amount
ASSET BACKED SECURITIES†† - 21.2%
KKR Financial CLO 2007-A Corp.
2007-AA, 0.99% due 10/15/17[1,2]	$16,189,943	16,042,616
Emporia Preferred Funding II Ltd.
2006-2A, 0.53% due 10/18/18[1,2]	5,621,998	5,589,390
2006-2X, 0.54% due 10/18/18[1]	2,367,157	2,346,326
Duane Street CLO IV Ltd.
2007-4A, 0.47% due 11/14/21[1,2]	4,858,147	4,761,956
Brentwood CLO Corp.
2006-1A, 0.51% due 02/01/22[1,2]	4,737,741	4,638,249
N-Star REL CDO VIII Ltd.
2006-8A, 0.46% due 02/01/41[1,2]	3,470,734	3,163,574
Argent Securities Incorporated
Asset-Backed Pass-Through
Certificates Series
2005-W3, 0.50% due 11/25/35[1]	3,055,389	2,863,425
Foothill CLO Ltd.
2007-1A, 0.48% due 02/22/21[1,2]	2,785,603	2,731,284
Salus CLO 2012-1 Ltd.
2013-1AN, 2.49% due 03/05/21[1,2]	2,700,000	2,700,000
Newcastle CDO Ltd.
2007-9A, 0.42% due 05/25/52	2,635,739	2,574,062
Garrison Funding 2013-2 Ltd.
2013-2A, 2.13% due 09/25/23[1,2]	2,500,000	2,490,000
FM Leveraged Capital Fund II
2006-2A, 1.84% due 11/15/20[1,2]	2,350,000	2,321,330
TICC CLO LLC
2011-1A, 2.49% due 07/25/21[1,2]	2,000,000	1,990,800
GreenPoint Mortgage
Funding Trust
2005-HE4, 0.87% due 07/25/30[1]	2,000,000	1,780,176
Popular ABS Mortgage
Pass-Through Trust
2005-A, 0.59% due 06/25/35[1]	1,836,681	1,749,520
Acis CLO 2013-1 Ltd.
2013-1A, 1.27% due 04/18/24[1,2]	1,600,000	1,599,360
California Republic Auto Receivables Trust
2013-2, 1.23% due 03/15/19	1,500,000	1,498,874
Black Diamond CLO 2005-1 Delaware Corp.
2005-1A, 2.15% due 06/20/17[1,2]	1,500,000	1,443,600
Cornerstone CLO Ltd.
2007-1A, 0.46% due 07/15/21[1,2]	1,000,000	975,000
Cerberus Onshore II CLO LLC
2014-1A, 2.94% due 10/15/23[1,2]	500,000	495,600
Gleneagles CLO Ltd.
2005-1A, 0.52% due 11/01/17[1,2]	493,209	488,326
Legg Mason Real Estate CDO I Ltd.
2006-1A, 0.45% due 03/25/38[1,2]	188,900	186,293
Total Asset Backed Securities
(Cost $64,413,576)		64,429,761

CORPORATE BONDS†† - 16.2%
FINANCIALS - 10.0%
JPMorgan Chase & Co.
0.86% due 02/26/16[1]	4,000,000	4,016,445
Nomura Holdings, Inc.
1.69% due 09/13/16[1]	3,200,000	3,257,971
Ford Motor Credit Company LLC
8.70% due 10/01/14	1,200,000	1,270,349
7.00% due 04/15/15	500,000	538,184
Goldman Sachs Group, Inc.
1.44% due 04/30/18[1]	3,000,000	3,035,443
Citigroup, Inc.
1.20% due 07/25/16[1]	2,950,000	2,980,656
Icahn Enterprises Limited Partnership /
Icahn Enterprises Finance Corp.
8.00% due 01/15/18	2,450,000	2,548,000
Bank of America Corp.
4.50% due 04/01/15	2,400,000	2,510,822
Morgan Stanley
4.20% due 11/20/14	2,400,000	2,476,320
International Lease Finance Corp.
2.19% due 06/15/16[1]	2,000,000	2,010,000
Macquarie Group Ltd.
7.30% due 08/01/14[2]	1,920,000	1,990,308
Mack-Cali Realty, LP
5.13% due 02/15/14	1,300,000	1,305,731
WEA Finance LLC / WT Finance Aust Pty Ltd.
5.75% due 09/02/15[2]	900,000	970,763
Nationstar Mortgage LLC /
Nationstar Capital Corp.
6.50% due 08/01/18	750,000	763,125
Emigrant Bancorp, Inc.
6.25% due 06/15/14[2]	750,000	760,070
Total Financials		30,434,187

Materials - 2.9%
Glencore Funding LLC
1.40% due 05/27/16[1,2]	4,350,000	4,329,646
Rio Tinto Finance USA plc
1.08% due 06/17/16[1]	3,000,000	3,021,285
Anglo American Capital plc
9.38% due 04/08/14[2]	1,387,000	1,417,747
Total Materials		8,768,678

10 | The Guggenheim Funds annual REPORT	See Notes to Financial Statements.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2013
Managed Futures Strategy Fund

	Face
	Amount	Value

TELECOMMUNICATION SERVICES - 1.5%
Level 3 Financing, Inc.
3.85% due 01/15/18[1,2]	$2,500,000	$2,515,625
WPP Finance UK
8.00% due 09/15/14	1,919,000	2,014,491
Total Telecommunication Services		4,530,116

ENERGY - 1.3%
Ras Laffan Liquefied Natural
Gas Company Limited III
5.83% due 09/30/16[2]	3,683,625	3,913,852

CONSUMER DISCRETIONARY - 0.5%
Ford Motor Credit Company LLC
8.00% due 06/01/14	1,384,000	1,426,251
Total Corporate Bonds
(Cost $48,881,657)		49,073,084

COLLATERALIZED MORTGAGE OBLIGATIONS†† - 13.0%
Credit Suisse Mortgage Capital Certificates
2007-TF2A, 0.35% due 04/15/22[1,2]	9,163,128	9,141,860
2006-TF2A, 0.37% due 10/15/21[1,2]	3,000,000	2,966,106
Morgan Stanley Reremic Trust
2012-IO, 1.00% due 03/27/51[2]	6,832,805	6,883,368
COMM 2007-FL14 Mortgage Trust
2007-FL14, 0.35% due 06/15/22[1,2]	2,963,639	2,930,298
2007-FL14, 0.92% due 06/15/22[1,2]	2,512,975	2,480,228
Boca Hotel Portfolio Trust
2013-BOCA, 3.22% due 08/15/26[1,2]	2,950,000	2,953,534
Hilton USA Trust
2013-HLF, 2.92% due 11/05/30[1,2]	2,750,000	2,750,198
Wachovia Bank Commercial Mortgage
Trust Series
2007-WHL8, 0.25% due 06/15/20[1,2]	2,104,982	2,083,717
Banc of America Large Loan Trust
2007-BMB1, 1.27% due 08/15/29[1,2]	1,937,000	1,921,845
GCCFC Commercial Mortgage Trust
2006-FL4A C, 0.40% due 11/05/21	1,900,000	1,871,924
Banc of America Merrill Lynch
Commercial Mortgage, Inc.
2005-6, 6.13% due 09/10/47[1,2]	1,523,200	1,571,327
COMM 2006-FL12 Mortgage Trust
2006-FL12, 0.30% due 12/15/20[1,2]	1,547,857	1,528,588
SRERS-2011 Funding Ltd.
2011-RS, 0.42% due 05/09/46[1,2]	376,441	341,206
Total Collateralized Mortgage Obligations
(Cost $39,011,232)		39,424,199

U.S. TREASURY BILLS† - 7.4%
U.S. Treasury Bill
due 02/20/14[4]	22,404,000	22,403,305
Total U.S. Treasury Bills
(Cost $22,403,469)		22,403,305

MUNICIPAL BONDS†† - 3.8%
New York - 3.5%
New York City Water & Sewer
System Revenue Bonds
0.30% due 06/15/33[1]	6,000,000	6,000,000
City of New York New York
General Obligation Unlimited
0.30% due 04/01/35[1]	3,000,000	3,000,000
0.30% due 11/01/26[1]	1,700,000	1,700,000
Total New York		10,700,000

MICHIGAN - 0.3%
Michigan Finance Authority Revenue Notes
4.38% due 08/20/14	675,000	682,040
Total Municipal Bonds
(Cost $11,375,000)		11,382,040

SENIOR FLOATING RATE INTERESTS††,1 - 0.6%
Consumer Discretionary - 0.6%
Pinnacle Entertainment, Inc.
3.75% due 08/15/16	1,212,221	1,220,561
Sears Holdings Corp.
5.50% due 06/30/18	500,000	502,745
Total Consumer Discretionary		1,723,306
Total Senior Floating Rate Interests
(Cost $1,707,461)		1,723,306

MORTGAGE BACKED SECURITIES†† - 0.3%
Resource Capital Corporation CRE
Notes 2013 Ltd.,
3.02% due 12/15/28[1,2]	1,000,000	1,000,800
Total Mortgage Backed Securities
(Cost $1,000,000)		1,000,800

COMMERCIAL PAPER†† - 11.1%
Diageo Capital plc
0.09% due 01/02/14	3,600,000	3,599,983
Northeast Utilities
0.19% due 01/03/14	3,600,000	3,599,962
Centrica plc
0.22% due 01/03/14	3,600,000	3,599,950
Kellogg Co.
0.12% due 01/08/14	3,600,000	3,599,909
Kinder Morgan Energy Partners, LP
0.23% due 01/07/14[2]	3,600,000	3,599,862
BAT International Finance
0.23% due 01/13/14	3,600,000	3,599,724
Potomac Electric Power Co.
0.25% due 01/13/14	3,600,000	3,599,700
Nissan Motor Acceptance
0.30% due 01/13/14	3,600,000	3,599,640
CBS Corp.
0.24% due 01/24/14[2]	3,500,000	3,499,463
Pentair Finance SA
0.24% due 01/02/14	1,500,000	1,499,990
Total Commercial Paper
(Cost $33,798,183)		33,798,183

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2013
Managed Futures Strategy Fund

	Face
	Amount	Value

REPURCHASE AGREEMENTS††,3 - 5.1%
Mizuho Financial Group, Inc.
issued 12/31/13 at 0.01%
due 01/02/14	$12,376,394	$12,376,394
HSBC Group
issued 12/31/13 at 0.01%
due 01/02/14	1,996,276	1,996,276
Deutsche Bank
issued 12/31/13 at 0.01%
due 01/02/14	1,238,963	1,238,963
Total Repurchase Agreements
(Cost $15,611,633)		15,611,633
Total Investments - 89.8%
(Cost $271,665,333)		$272,407,373
Other Assets & Liabilities, net - 10.2%		31,018,959
Total Net Assets - 100.0%		$303,426,332

		Unrealized
	Contracts	Gain (Loss)
EQUITY FUTURES CONTRACTS PURCHASED†
March 2014 Topix Index
Futures Contracts††
(Aggregate Value of
Contracts $20,247,115)	162	$950,492
January 2014 MSCI Taiwan Stock Index
Futures Contracts††
(Aggregate Value of
Contracts $28,409,640)	930	943,532
March 2014 Nikkei 225 (OSE) Index
Futures Contracts††
(Aggregate Value of
Contracts $20,705,638)	134	908,897
March 2014 Dow Jones Industrial Average Index
Mini Futures Contracts
(Aggregate Value of
Contracts $20,243,125)	245	709,296
March 2014 Russell 2000 Index
Mini Futures Contracts
(Aggregate Value of
Contracts $17,409,000)	150	653,719
January 2014 Amsterdam Index
Futures Contracts††
(Aggregate Value of
Contracts $15,660,244)	141	610,970
March 2014 S&P MidCap 400 Index
Mini Futures Contracts
(Aggregate Value of
Contracts $18,370,330)	137	497,273
March 2014 DAX Index
Futures Contracts††
(Aggregate Value of
Contracts $10,297,163)	31	492,674
March 2014 NASDAQ-100 Index
Mini Futures Contracts
(Aggregate Value of
Contracts $22,682,480)	316	470,941
March 2014 S&P 500 Index
Mini Futures Contracts
(Aggregate Value of
Contracts $16,690,463)	181	428,288
January 2014 IBEX 35 Index
Futures Contracts††
(Aggregate Value of
Contracts $10,111,529)	75	421,729
March 2014 SPI 200 Index
Futures Contracts††
(Aggregate Value of
Contracts $11,325,368)	95	380,431
March 2014 FTSE 100 Index
Futures Contracts††
(Aggregate Value of
Contracts $11,797,185)	106	305,375
January 2014 CAC40 10 Euro Index
Futures Contracts††
(Aggregate Value of
Contracts $8,482,004)	143	302,571
January 2014 Hang Seng Index
Futures Contracts††
(Aggregate Value of
Contracts $6,201,840)	41	142,637
January 2014 H-Shares Index
Futures Contracts††
(Aggregate Value of
Contracts $70,153)	1	539
(Total Aggregate Value of Contracts $238,703,277)		$8,219,364

CURRENCY FUTURES CONTRACTS PURCHASED†
March 2014 British Pound
Futures Contracts
(Aggregate Value of
Contracts $39,311,000)	380	$347,707
March 2014 Euro FX
Futures Contracts
(Aggregate Value of
Contracts $36,802,650)	214	3,632
March 2014 Swiss Franc
Futures Contracts
(Aggregate Value of
Contracts $34,352,063)	245	(168,682)
(Total Aggregate Value of Contracts $110,465,713)		$182,657

COMMODITY FUTURES CONTRACTS PURCHASED†
February 2014 WTI Crude
Futures Contracts
(Aggregate Value of
Contracts $11,343,600)	115	$118,911
February 2014 Gas Oil
Futures Contracts
(Aggregate Value of
Contracts $7,650,450)	81	118,297

12 | The Guggenheim Funds annual REPORT	See Notes to Financial Statements.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2013
MANAGED FUTURES STRATEGY FUND

		Unrealized
	Contracts	Gain (Loss)

March 2014 Brent Crude
Futures Contracts
(Aggregate Value of
Contracts $9,071,660)	82	$102,167
February 2014 Live Cattle
Futures Contracts
(Aggregate Value of
Contracts $5,172,480)	96	73,805
February 2014 New York Harbor
Ultra-Low Sulfur Diesel
Futures Contracts
(Aggregate Value of
Contracts $2,448,503)	19	61,895
March 2014 Copper
Futures Contracts
(Aggregate Value of
Contracts $7,721,350)	91	56,632
February 2014 Gasoline RBOB
Futures Contracts
(Aggregate Value of
Contracts $117,104)	1	98
February 2014 LME Lead
Futures Contracts
(Aggregate Value of
Contracts $7,570,963)	137	(27,965)
February 2014 LME Zinc
Futures Contracts
(Aggregate Value of
Contracts $8,569,188)	167	(142,943)
February 2014 Natural Gas
Futures Contracts
(Aggregate Value of
Contracts $9,647,500)	227	(258,554)
March 2014 Soybean
Futures Contracts
(Aggregate Value of
Contracts $15,605,975)	242	(383,317)
(Total Aggregate Value of Contracts $84,918,773)		$(280,974)

INTEREST RATE FUTURES CONTRACTS PURCHASED††
March 2014 Euro - Bobl
Futures Contracts
(Aggregate Value of
Contracts $36,016,743)	211	$(400,165)

COMMODITY FUTURES CONTRACTS SOLD SHORT†
March 2014 Sugar #11
Futures Contracts
(Aggregate Value of
Contracts $33,055,949)	1,792	$1,826,568
March 2014 Winter Wheat
Futures Contracts
(Aggregate Value of
Contracts $18,773,975)	586	1,262,998
March 2014 Wheat
Futures Contracts
(Aggregate Value of
Contracts $15,675,975)	518	1,084,118
March 2014 Corn
Futures Contracts
(Aggregate Value of
Contracts $17,091,825)	811	775,843
February 2014 Gold 100 oz.
Futures Contracts
(Aggregate Value of
Contracts $9,630,400)	80	554,353
March 2014 Silver
Futures Contracts
(Aggregate Value of
Contracts $6,026,400)	62	340,359
February 2014 LME Primary Aluminum
Futures Contracts
(Aggregate Value of
Contracts $11,260,081)	253	165,778
February 2014 LME Nickel
Futures Contracts
(Aggregate Value of
Contracts $5,574,534)	67	62,022
February 2014 Lean Hogs
Futures Contracts
(Aggregate Value of
Contracts $1,301,880)	38	10,967
March 2014 Cotton #2
Futures Contracts
(Aggregate Value of
Contracts $4,659,050)	110	(324,560)
March 2014 Coffee ‘C’
Futures Contracts
(Aggregate Value of
Contracts $13,354,950)	322	(460,516)
(Total Aggregate Value of Contracts $136,405,019)		$5,297,930

CURRENCY FUTURES CONTRACTS SOLD SHORT†
March 2014 Japanese Yen
Futures Contracts
(Aggregate Value of
Contracts $112,836,249)	950	$2,314,027
March 2014 Australian Dollar
Futures Contracts
(Aggregate Value of
Contracts $37,312,800)	420	833,145
March 2014 Canadian Dollar
Futures Contracts
(Aggregate Value of
Contracts $41,906,160)	446	23,384
(Total Aggregate Value of Contracts $192,055,209)		$3,170,556

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)	December 31, 2013
MANAGED FUTURES STRATEGY FUND

		Unrealized
	Contracts	Gain (Loss)

INTEREST RATE FUTURES CONTRACTS SOLD SHORT†
March 2014 U.S. Treasury Long Bond
Futures Contracts
(Aggregate Value of
Contracts $15,747,844)	123	$179,366
March 2014 Canadian Government
10 Year Bond
Futures Contracts††
(Aggregate Value of
Contracts $18,832,083)	158	177,562
March 2014 Long Gilt
Futures Contracts††
(Aggregate Value of
Contracts $18,142,055)	103	167,586
March 2014 Japanese Government
10 Year Bond
Futures Contracts††
(Aggregate Value of
Contracts $29,892,588)	22	153,570
March 2014 U.S. Treasury
5 Year Note
Futures Contracts
(Aggregate Value of
Contracts $27,429,297)	230	104,195
March 2014 U.S. Treasury
10 Year Note
Futures Contracts
(Aggregate Value of
Contracts $16,711,000)	136	97,572
March 2014 U.S. Treasury
Ultra Long Bond
Futures Contracts
(Aggregate Value of
Contracts $11,589,219)	85	66,736
March 2014 Australian Government
3 Year Bond
Futures Contracts††
(Aggregate Value of
Contracts $18,598,360)	172	32,270
March 2014 Euro - Bund
Futures Contracts††
(Aggregate Value of
Contracts $5,539,066)	29	29,819
March 2014 Australian
Government 10 Year Bond
Futures Contracts††
(Aggregate Value of
Contracts $34,671,200)	304	(67,682)
March 2014 Euro - Schatz
Futures Contracts††
(Aggregate Value of
Contracts $45,278,352)	297	(219,197)
(Total Aggregate Value of Contracts $242,431,064)		$721,797

†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Variable rate security. Rate indicated is rate effective at December 31, 2013.
[2]	Security is a 144A or Section 4(a)(2) security. The total market value of 144A or Section 4(a)(2) securities is $113,167,789 (cost $112,896,567), or 37.3% of total net assets.
[3]	Repurchase Agreements — See Note 5.
[4]	Zero coupon rate security.
[5]	Investment in a product that pays a management fee to a party related to the advisor.
plc — Public Limited Company

14 | The Guggenheim Funds annual REPORT	See Notes to Financial Statements.

MANAGED FUTURES STRATEGY FUND

CONSOLIDATED STATEMENT OF
ASSETS AND LIABILITIES

December 31, 2013

Assets:
Investments, at value
(cost $256,053,700)	$256,795,740
Repurchase agreements, at value
(cost $15,611,633)	15,611,633
Total investments
(cost $271,665,333)	272,407,373
Segregated cash with broker	34,197,353
Receivables:
Interest	622,214
Variation margin	383,208
Fund shares sold	261,327
Dividends	218,332
Securities sold	395,016
Investment advisor	1,781
Total assets	308,486,604
Liabilities:
Due to broker	964,490
Payable for:
Fund shares redeemed	2,831,104
Securities purchased	494,986
Management fees	226,633
Distribution and service fees	79,892
Transfer agent and administrative fees	62,754
Portfolio accounting fees	24,023
Miscellaneous	376,390
Total liabilities	5,060,272
Net assets	$303,426,332
Net assets consist of:
Paid in capital	$381,856,830
Accumulated net investment loss	(1,952,195)
Accumulated net realized loss on investments	(94,127,587)
Net unrealized appreciation on investments	17,649,284
Net assets	$303,426,332
A-Class:
Net assets	$76,900,018
Capital shares outstanding	3,472,140
Net asset value per share	$22.15
Maximum offering price per share
(Net asset value divided by 95.25%)	$23.25
C-Class:
Net assets	$29,636,722
Capital shares outstanding	1,408,875
Net asset value per share	$21.04
H-Class:
Net assets	$191,399,752
Capital shares outstanding	8,641,511
Net asset value per share	$22.15
Institutional Class:
Net assets	$2,463,661
Capital shares outstanding	110,167
Net asset value per share	$22.36
Y-Class:
Net assets	$3,026,179
Capital shares outstanding	135,094
Net asset value per share	$22.40

CONSOLIDATED STATEMENT
OF OPERATIONS

Year Ended December 31, 2013

Investment Income:
Interest	$2,657,341
Dividends	811,049
Income from securities lending, net	34,236
Total investment income	3,502,626

Expenses:
Management fees	4,669,356
Transfer agent and administrative fees
A-Class	248,857
C-Class	95,910
H-Class	738,028
Institutional Class	62,157
Y-Class	47,779
Distribution and service fees:
A-Class	248,857
C-Class	383,639
H-Class	738,028
Portfolio accounting fees	410,381
Registration fees	691,453
Trustees’ fees*	117,821
Custodian fees	59,935
Line of credit interest expense	26
Miscellaneous	60,261
Total expenses	8,572,488
Less:
Expenses waived by Advisor	(330,852)
Net expenses	8,241,636
Net investment loss	(4,739,010)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(143,003)
Swap agreements	490,142
Futures contracts	25,412,882
Foreign currency	55,559
Options purchased	(3,135,570)
Net realized gain	22,680,010
Net change in unrealized appreciation (depreciation) on:
Investments	598,670
Futures contracts	(1,627,199)
Foreign currency	(3,752)
Net change in unrealized appreciation (depreciation)	(1,032,281)
Net realized and unrealized gain	21,647,729
Net increase in net assets resulting from operations	$16,908,719

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

MANAGED FUTURES STRATEGY FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2013	2012

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(4,739,010)	$(30,926,614)
Net realized gain (loss) on investments	22,680,010	(208,209,108)
Net change in unrealized appreciation (depreciation) on investments	(1,032,281)	(4,344,238)
Net increase (decrease) in net assets resulting from operations	16,908,719	(243,479,960)

Capital share transactions:
Proceeds from sale of shares
A-Class	20,047,163	122,900,483
C-Class	2,300,319	6,406,783
H-Class	76,683,285	809,349,983
Institutional Class	6,003,352	41,570,693
Y-Class	574,534	40,444,459
Cost of shares redeemed
A-Class	(93,084,788)	(671,652,699)
C-Class	(23,140,295)	(43,969,338)
H-Class	(396,805,134)	(1,219,877,947)
Institutional Class	(49,563,256)	(88,606,366)
Y-Class	(99,821,495)	(306,099,003)
Net decrease from capital share transactions	(556,806,315)	(1,309,532,952)
Net decrease in net assets	(539,897,596)	(1,553,012,912)

Net assets:
Beginning of year	843,323,928	2,396,336,840
End of year	$303,426,332	$843,323,928
Accumulated net investment loss at end of year	$(1,952,195)	$(1,962,317)

Capital share activity:
Shares sold
A-Class	936,557	5,377,085
C-Class	112,657	298,490
H-Class	3,578,841	35,175,121
Institutional Class	277,573	1,899,025
Y-Class	26,784	1,739,090
Shares redeemed
A-Class	(4,339,454)	(29,130,895)
C-Class	(1,134,434)	(2,053,748)
H-Class	(18,541,767)	(55,835,873)
Institutional Class	(2,304,762)	(3,982,544)
Y-Class	(4,618,693)	(13,821,535)
Net decrease in shares	(26,006,698)	(60,335,784)

16 | the GUGGENHEIM FUNDS annual report	See Notes to Financial Statements.

MANAGED FUTURES STRATEGY FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
A-Class	2013[a]	2012[a]	2011[a]	2010[a]	2009[a]
Per Share Data
Net asset value, beginning of period	$21.23	$23.95	$25.78	$26.81	$28.04
Income (loss) from investment operations:
Net investment loss[b]	(.19)	(.39)	(.44)	(.41)	(.39)
Net gain (loss) on investments
(realized and unrealized)	1.11	(2.33)	(1.39)	(.62)	(.84)
Total from investment operations	.92	(2.72)	(1.83)	(1.03)	(1.23)
Redemption fees collected	—	—	—	— [c]	— [c]
Net asset value, end of period	$22.15	$21.23	$23.95	$25.78	$26.81

Total Return[d]	4.33%	(11.32%)	(7.14%)	(3.84%)	(4.39%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$76,900	$145,950	$733,469	$657,317	$636,083
Ratios to average net assets:
Net investment loss	(0.89%)	(1.71%)	(1.76%)	(1.66%)	(1.42%)
Total expenses[e]	1.74%	1.96%	2.05%	2.04%	2.16%
Net expenses[f]	1.67%	1.89%	1.97%	1.97%	2.05%
Portfolio turnover rate	102%	172%	72%	148%	125%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
C-Class	2013[a]	2012[a]	2011[a]	2010[a]	2009[a]
Per Share Data
Net asset value, beginning of period	$20.31	$23.09	$25.04	$26.24	$27.65
Income (loss) from investment operations:
Net investment loss[b]	(.33)	(.53)	(.61)	(.59)	(.58)
Net gain (loss) on investments
(realized and unrealized)	1.06	(2.25)	(1.34)	(.61)	(.83)
Total from investment operations	.73	(2.78)	(1.95)	(1.20)	(1.41)
Redemption fees collected	—	—	—	—[c]	—[c]
Net asset value, end of period	$21.04	$20.31	$23.09	$25.04	$26.24

Total Return[d]	3.59%	(12.04%)	(7.79%)	(4.57%)	(5.10%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$29,637	$49,378	$96,647	$158,628	$225,416
Ratios to average net assets:
Net investment loss	(1.63%)	(2.45%)	(2.50%)	(2.41%)	(2.17%)
Total expenses[e]	2.48%	2.70%	2.80%	2.79%	2.92%
Net expenses[f]	2.42%	2.64%	2.72%	2.72%	2.81%
Portfolio turnover rate	102%	172%	72%	148%	125%

See Notes to Financial Statements.	the GUGGENHEIM FUNDS annual report | 17

MANAGED FUTURES STRATEGY FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
H-Class	2013[a]	2012[a]	2011[a]	2010[a]	2009[a]
Per Share Data
Net asset value, beginning of period	$21.23	$23.95	$25.78	$26.81	$28.04
Income (loss) from investment operations:
Net investment loss[b]	(.20)	(.38)	(.44)	(.42)	(.38)
Net gain (loss) on investments
(realized and unrealized)	1.12	(2.34)	(1.39)	(.61)	(.85)
Total from investment operations	.92	(2.72)	(1.83)	(1.03)	(1.23)
Redemption fees collected	—	—	—	—[c]	—[c]
Net asset value, end of period	$22.15	$21.23	$23.95	$25.78	$26.81

Total Return[d]	4.33%	(11.32%)	(7.14%)	(3.84%)	(4.39%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$191,400	$501,109	$1,059,988	$1,199,718	$1,468,770
Ratios to average net assets:
Net investment loss	(0.94%)	(1.70%)	(1.75%)	(1.66%)	(1.41%)
Total expenses[e]	1.75%	1.95%	2.05%	2.04%	2.16%
Net expenses[f]	1.68%	1.89%	1.97%	1.97%	2.05%
Portfolio turnover rate	102%	172%	72%	148%	125%

		Year Ended	Year Ended	Year Ended	Period Ended
		December 31,	December 31,	December 31,	December 31,
Institutional Class		2013[a]	2012[a]	2011[a]	2010[a,g]
Per Share Data
Net asset value, beginning of period		$21.38	$24.06	$25.84	$25.58
Income (loss) from investment operations:
Net investment loss[b]		(.19)	(.33)	(.38)	(.23)
Net gain (loss) on investments
(realized and unrealized)		1.17	(2.35)	(1.40)	.49
Total from investment operations		.98	(2.68)	(1.78)	.26
Redemption fees collected		—	—	—	—[c]
Net asset value, end of period		$22.36	$21.38	$24.06	$25.84

Total Return[d]		4.63%	(11.14%)	(6.85%)	0.98%
Ratios/Supplemental Data
Net assets, end of period (in thousands)		$2,464	$45,700	$101,549	$134,733
Ratios to average net assets:
Net investment loss		(0.86%)	(1.45%)	(1.50%)	(1.41%)
Total expenses[e]		1.52%	1.70%	1.80%	1.78%
Net expenses[f]		1.45%	1.64%	1.72%	1.72%
Portfolio turnover rate		102%	172%	72%	148%

18 | the GUGGENHEIM FUNDS annual report	See Notes to Financial Statements.

MANAGED FUTURES STRATEGY FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,
Y-Class	2013[a]	2012[a]	2011[a]	2010[a,h]
Per Share Data
Net asset value, beginning of period	$21.41	$24.07	$25.84	$25.74
Income (loss) from investment operations:
Net investment loss[b]	(.21)	(.32)	(.37)	(.26)
Net gain (loss) on investments
(realized and unrealized)	1.20	(2.34)	(1.40)	.36
Total from investment operations	.99	(2.66)	(1.77)	.10
Redemption fees collected	—	—	—	—[c]
Net asset value, end of period	$22.40	$21.41	$24.07	$25.84

Total Return[d]	4.62%	(11.05%)	6.85%	0.39%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,026	$101,187	$404,684	$189,251
Ratios to average net assets:
Net investment loss	(0.96%)	(1.41%)	(1.47%)	(1.36%)
Total expenses[e]	1.51%	1.65%	1.75%	1.73%
Net expenses[f]	1.44%	1.59%	1.68%	1.67%
Portfolio turnover rate	102%	172%	72%	148%

[a]	Consolidated.
[b]	Net investment loss per share was computed using average shares outstanding throughout the period.
[c]	Redemption fees collected are less than $0.01 per share.
[d]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[e]	Does not include expenses of the underlying funds in which the Fund invests.
[f]	Net expense information reflects the expense ratios after expense waivers.
[g]	Since commencement of operations: May 3, 2010. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[h]	Since commencement of operations: March 29, 2010. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

NOTES TO Consolidated FINANCIAL STATEMENTS

1. Organization, Consolidation of Subsidiary and Significant Accounting Policies

Organization

The Rydex Series Funds (the “Trust”) is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as a non-diversified, open-ended investment company. Each series, in effect, is representing a separate Fund (collectively the “Funds”). The Trust is authorized to issue an unlimited number of shares. The Trust accounts for the assets of each Fund separately.

The Trust offers a combination of eight separate classes of shares: Investor Class shares, Advisor Class shares, A-Class shares, C-Class shares, H-Class shares, Y-Class shares, Institutional Class shares, and Money Market Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares have a minimum initial investment of $2 million and a minimum account balance of $1 million. Institutional Class shares are offered without a front-end sales charge or CDSC.

At December 31, 2013, the Trust consisted of fifty-two separate funds. This report covers the Managed Futures Strategy Fund (the “Fund”). Only A-Class, C-Class, H-Class, Y-Class and Institutional Class shares had been issued by the Fund.

Guggenheim Investments (“GI”) provides advisory services and Rydex Fund Services, LLC (“RFS”) provides transfer agent, administrative and accounting services to the Trust. Guggenheim Distributors, LLC (“GDL”) acts as principal underwriter for the Trust. GI, RFS and GDL are affiliated entities.

Consolidation of Subsidiary

The consolidated financial statements of the Fund includes the accounts of a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”). Significant inter-company accounts and transactions have been eliminated in consolidation for the Fund.

The Fund may invest up to 25% of its total assets in its Subsidiary which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies.

A summary of the Fund’s investment in its Subsidiary is as follows:

		Subsidiary	% of Total Net
		Net Assets at	Assets of the Fund
	Inception Date	December 31,	at December 31,
	of Subsidiary	2013	2013
Managed Futures
Strategy Fund	05/01/08	$21,635,549	7.1%

Significant Accounting Policies

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

A. The value of futures contracts is accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker/dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition and repurchase agreements are valued at amortized cost, which approximates market value.

Open-end investment companies (“Mutual Funds”) are valued at their NAV as of the close of business, on the valuation date. ETFs and closed-end investment companies are valued at the last quoted sales price.

The senior floating rate interests (loans) in which the Fund invests are not listed on any securities exchange or board of trade. Accordingly, determinations of the value of loans may be based on infrequent and dated trades. Typically loans are valued using information provided by an independent third party pricing service which uses broker quotes in a non-active market, or price derived from significant observable inputs and is also compared to broker quote (matrixed). If the pricing service cannot or does not provide a valuation for a particular loan or such valuation is deemed unreliable, such loan is fair valued by the Valuation Committee. In determining fair value, consideration is given to several factors, which may include, among others, one or more of the following: the fundamental business data relating to the issuer or borrower; an evaluation of the forces which influence the market in which these loans are purchased and sold; type of holding; financial statements of the borrower; cost at date of purchase; size of holding; credit worthiness and cash flow of issuer; information as to any transactions in, or offers for, the holding; price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies; coupon payments; quality, value and salability of collateral securing the loan; business prospects of the issuer/borrower, including any ability to obtain money or resources from a parent or affiliate; the portfolio manager’s and/ or the market’s assessment of the borrower’s management; prospects for the borrower’s industry, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry; borrower’s competitive position within the industry; borrower’s ability to access additional liquidity through public and/or private markets; and other relevant factors.

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO Consolidated FINANCIAL STATEMENTS (continued)

Investments for which market quotations are not readily available are fair valued as determined in good faith by GI under the direction of the Board of Trustees using methods established or ratified by the Board of Trustees. These methods include, but are not limited to: (i) obtaining general information as to how these securities and assets trade; (ii) in connection with futures contracts and other derivative investments, obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market; and (iii) obtaining other information and considerations, including current values in related markets.

B. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discount, is accrued on a daily basis.

C. Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

D.  Upon entering into a futures contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E. Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedule of Investments reflect the effective rates paid at the time of purchase by the Fund. Other securities bear interest rates shown, payable at fixed dates through maturity.

F. Senior loans in which the Fund invests generally pay interest based on rates which are periodically adjusted by reference to a base short-term, floating rate plus a premium. These base lending rates are generally (i) the lending offered by one or more major European banks, such as the London Inter-Bank Offered Rates (LIBOR), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The interest rate indicated is the rate in effect at December 31, 2013.

G. The Fund may leave cash overnight in its cash account with the custodian, U.S. Bank. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Segregated cash with the broker is held as collateral for investments in derivative instruments such as futures contracts.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

NOTES TO Consolidated FINANCIAL STATEMENTS (continued)

H. Interest and dividend income, most expenses, all realized gains and losses, and all unrealized gains and losses are allocated to the Classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution fees relating to A-Class shares and H-Class shares and service and distribution fees related to C-Class shares, are charged directly to specific Classes. In addition, certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis upon the respective aggregate net assets of each Fund included in the Trust.

I. Throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. Financial Instruments

As part of its investment strategy, the Fund utilizes a variety of derivative instruments including futures. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statement of Assets and Liabilities.

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts and related options, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

In conjunction with the use of futures, the Fund is required to maintain collateral in various forms. The Fund uses, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes, or the repurchase agreements allocated to the Fund.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

3. Fees and Other Transactions with Affiliates

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees calculated at an annualized rate of 0.90% of the average daily net assets.

RFS provides transfer agent and administrative services to the Fund calculated at an annualized rate of 0.25% of the average daily net assets of A-Class, C-Class, H-Class and Institutional Class and 0.20% of the average daily net assets of Y-Class.

GI has contractually agreed to waive the management fee it receives from the Subsidiary in an amount equal to the management fee paid to GI by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by GI unless GI obtains the prior approval of the Fund’s Board of Trustees for such termination. In any event, this undertaking will continue through April 30, 2014.

RFS also provides accounting services to the Fund for fees calculated at annualized rates below, based on the average daily net assets of the Fund.

Fund Accounting Fees	(as a % of net assets)
On the first $250 million	0.10%
On the next $250 million	0.075%
On the next $250 million	0.05%
Over $750 million	0.03%

RFS engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Trust has adopted a Distribution Plan applicable to A-Class shares and H-Class shares for which GDL and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Trust will pay distribution fees to GDL at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GDL, in turn, will pay the Service Provider out of its fees. GDL may, at its discretion, retain a portion of such payments to compensate itself for distribution services.

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO Consolidated FINANCIAL STATEMENTS (continued)

The Trust has adopted a separate Distribution and Shareholder Services Plan applicable to its C-Class shares that allows the Fund to pay annual distribution and service fees of 1.00% of the Fund’s C-Class shares average daily net assets. The annual 0.25% service fee compensates the shareholder’s financial advisor for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GDL for paying the shareholder’s financial advisor an ongoing sales commission. GDL advances the first year’s service and distribution fees to the financial advisor. GDL retains the service and distribution fees on accounts with no authorized dealer of record.

For the year ended December 31, 2013, GDL retained sales charges of $310,004 relating to sales of A-Class shares of the Trust.

On February 19, 2014, GI voluntarily made a capital contribution of $1,781 to the Managed Futures Strategy Fund for losses incurred during fund trading.

Certain officers and trustees of the Trust are also officers of GI, RFS and GDL.

4. Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. A three-tier hierarchy is utilized to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical securities.

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used to value the Fund’s net assets at December 31, 2013:

	Level 1	Level 1	Level 2	Level 2	Level 3
	Investments	Other Financial	Investments	Other Financial	Investments
	In Securities	Instruments*	In Securities	Instruments*	In Securities	Total
Assets
Managed Futures Strategy Fund	$55,964,367	$13,344,092	$216,443,006	$6,020,654	$—	$291,772,119
Liabilities
Managed Futures Strategy Fund	$—	$1,766,537	$—	$687,044	$—	$2,453,581

* Other financial instruments may include futures contracts, which are reported as unrealized gain/loss at period end.

For the year ended December 31, 2013, there were no transfers between levels.

5. Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. Government Agencies. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

At December 31, 2013, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
Mizuho Financial Group, Inc.			U.S. Treasury Note
0.01%			0.50% - 2.00%
Due 01/02/14	$408,562,961	$408,563,075	06/15/16 - 09/30/20	$419,718,300	$416,734,283
HSBC Group			U.S. Treasury Strips
0.01%			0.00%
Due 01/02/14	65,900,000	65,900,018	02/15/43	228,027,200	67,218,006
Deutsche Bank			U.S. Treasury Note
0.01%			0.25%
Due 01/02/14	40,900,000	40,900,011	04/15/16	41,925,000	41,718,063

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment advisor, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

6. Derivative Investment Holdings Categorized by Risk Exposure

U.S. GAAP requires disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Fund utilized derivatives for the following purposes:

Fund	Index Exposure	Liquidity
Managed Futures Strategy Fund	x	x

The following table represents the notional amount of derivative instruments outstanding, as an approximate percentage of the Fund’s net assets on a daily basis.

	Approximate percentage of
	Fund’s net assets on a daily basis
Fund	Long	Short
Managed Futures Strategy Fund	155%	185%

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of December 31, 2013:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Interest Rate/Currency/Commodity contracts	Variation margin	Variation margin

The following table sets forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at December 31, 2013:

Asset Derivative Investments Value

	Futures	Futures	Futures	Futures	Total Value at
	Equity	Currency	Interest Rate	Commodity	December 31,
Fund	Contracts*	Contracts*	Contracts*	Contracts*	2013
Managed Futures Strategy Fund	$8,219,364	$3,521,895	$1,008,676	$6,614,811	$19,364,746

Liability Derivative Investments Value
	Futures	Futures	Futures	Futures	Total Value at
	Equity	Currency	Interest Rate	Commodity	December 31,
Fund	Contracts*	Contracts*	Contracts*	Contracts*	2013
Managed Futures Strategy Fund	$—	$168,682	$687,044	$1,597,855	$2,453,581

*	Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the year ended December 31, 2013:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Interest Rate/Currency/Commodity contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Net realized loss on options purchased

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the year ended December 31, 2013:

Realized Gain (Loss) on Derivative Investments Recognized on the Statement of Operations

	Futures	Swaps	Futures	Futures	Futures	Options
	Equity	Equity	Currency	Interest Rate	Commodity	Purchased Equity
Fund	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Managed Futures Strategy Fund	$26,007,520	$490,142	$10,881,377	$(2,893,035)	$(8,582,980)	$(3,135,570)	$22,767,454

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statement of Operations

	Futures	Swaps	Futures	Futures	Futures	Options
	Equity	Equity	Currency	Interest Rate	Commodity	Purchased Equity
Fund	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Managed Futures Strategy Fund	$7,139,341	$—	$(1,954,635)	$312,330	$(6,946,209)	$—	$(1,449,173)

7. Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve it from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on Federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed.

The Fund intends to invest up to 25% of its assets in the Subsidiary which is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements under Subchapter M of the Internal Revenue Code. The Fund has received a private letter ruling from the IRS that concludes that the income the Fund receives from the Subsidiary will constitute qualifying income for purposes of Subchapter M of the Internal Revenue Code. The Subsidiary will be classified as a corporation for U.S. federal income tax purposes. A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business.

The RIC Modernization Act of 2010 was signed into law on December 22, 2010 and seeks to simplify some of the tax provisions applicable to regulated investment companies, the tax reporting to their shareholders and to improve the tax efficiency of certain fund structures. The greatest impact to the disclosure in the financial reports for the Fund was on the treatment of net capital losses, effective for tax years beginning after December 22, 2010.

One of the more prominent changes addresses capital loss carryforwards. The Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. As a result of this ordering rule, pre-enactment capital carryforwards may potentially expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains. For the year ended December 31, 2013, the following capital loss carryforward amounts expired, were used, or were permanently lost due to loss limitation rules in Section 382 of the Internal Revenue Code:

Fund	Amount
Managed Futures Strategy Fund	$23,009,793

The tax character of distributions paid during the year ended December 31, 2013, was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions
Managed Futures Strategy Fund	$—	$—	$—

The tax character of distributions paid during the year ended December 31, 2012, was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions
Managed Futures Strategy Fund	$—	$—	$—

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax character of distributable earnings/(accumulated losses) at December 31, 2013, was as follows:

	Undistributed	Undistributed	Net Unrealized
	Ordinary	Long-Term	Appreciation/	Capital Loss
Fund	Income	Capital Gain	Depreciation	Carryforward[1]
Managed Futures Strategy Fund	$—	$—	$8,457,826	$(86,888,324)

1 A summary of the expiration of the aforementioned Capital Loss Carryforward is as follows:

					Total
	Expires in	Expires in	Unlimited		Capital Loss
Fund	2017	2018	Short-Term	Long-Term	Carryforward
Managed Futures Strategy Fund	$(42,873,423)	$(9,859,364)	$(5,616,420)	$(28,539,117)	$(86,888,324)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are typically due to post-October losses, losses deferred due to wash sales, tax treatment of payments from credit default swaps, utilization of earnings and profits on shareholder redemptions, foreign currency gains and losses, and the “mark-to-market” of certain passive foreign investment companies (PFICs) for tax purposes. Additional differences may result from tax treatment of net investment losses and expired capital loss carryforwards. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

On the Statement of Assets and Liabilities, the following reclassifications were made for permanent book/tax differences:

		Undistributed	Accumulated
	Paid In	Net Investment	Net Realized
Fund	Capital	Income	Gain
Managed Futures Strategy Fund	$(13,276,554)	$4,749,132	$8,527,422

At December 31, 2013, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

		Tax	Tax	Net
	Tax	Unrealized	Unrealized	Unrealized
Fund	Cost	Gain	Loss	Loss
Managed Futures Strategy Fund	$273,617,528	$—	$(1,210,155)	$(1,210,155)

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

8. Securities Transactions

For the year ended December 31, 2013, the cost of purchases and proceeds from sales of investment securities, excluding government securities and short-term investments, were as follows:

Fund	Purchases	Sales
Managed Futures Strategy Fund	$240,503,248	$149,536,705

9. Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted, $75,000,000 line of credit from U.S. Bank, N.A., which expires June 15, 2014. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.25% for the year ended December 31, 2013. The Fund did not have any borrowings under this agreement at December 31, 2013.

Fund	Average Daily Balance
Managed Futures Strategy Fund	$2,019

10. Legal Proceedings

Tribune Company

Rydex Series Funds has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Series Funds of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave the Tribune Company insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Series Funds, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SCLFC actions”). Rydex Series Funds has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order.

On November 20, 2013, the District Court ordered the parties in the FitzSimons action to meet and confer regarding a potential protocol for the briefing and argument of motions to dismiss to be filed in that action. On January 24, 2014, the Court extended the time for service of summonses and complaints in the FitzSimons action to February 28, 2014.

None of these lawsuits alleges any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500® Pure Value Fund, Multi-Cap Core Equity Fund, S&P 500® Fund, Multi-Hedge Strategies Fund and Hedged Equity Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $28,220, $109,242, $9,860, $3,400, $1,181,160, and $10,880, respectively. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (concluded)

Lyondell Chemical Company

In December 2011, Rydex Series Funds was named as a defendant in Weisfelner, as Trustee of the LB Creditor Trust, v. Fund 1 (In re Lyondell Chemical Co.), Adv. Pro. No. 10-4609 (Bankr. S.D.N.Y.).

Similar to the claims made in the Tribune matter, the Weisfelner complaint seeks to have set aside and recovered as fraudulent transfers from former Lyondell Chemical Company (“Lyondell”) shareholders the consideration paid to them pursuant to the cash out merger of Lyondell shareholders in connection with the combination of Lyondell and Basell AF in 2007. Lyondell filed for bankruptcy in 2008.

On January 14, 2014, the Court granted in part and denied in part the defendants’ motion to dismiss the Creditor Trust action. In particular, the Court dismissed all defendants who were conduits for the proceeds from the merger transaction, and also ruled that the plaintiff could not bring any claims on behalf of certain entities who had ratified the merger transaction. The Court also dismissed without prejudice the plaintiff’s claims for intentional fraudulent transfer against the remaining defendants, and gave the Credit Trustee leave to replead these claims. Finally, the Court denied the motion to dismiss with respect to the plaintiff’s claims for constructive fraudulent transfer against the remaining defendants.

This lawsuit does not allege any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds received cash proceeds from the cash out merger in the following amounts: Basic Materials Fund - $1,725,168; U.S. Long Short Momentum Fund - $2,193,600; Global 130/30 Strategy Fund - $37,920; Hedged Equity Fund - $1,440; and Multi-Hedge Strategies Fund - $1,116,480. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders

of Rydex Series Funds:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Managed Futures Strategy Fund (one of the series constituting the Rydex Series Funds) (the “Fund”), as of December 31, 2013, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian, agent banks, and brokers or by other appropriate auditing procedures where replies from the agent banks or brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of Managed Futures Strategy Fund at December 31, 2013, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, and its consolidated financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia

February 27, 2014

The GUGGENHEIM FUNDS annual report | 29

OTHER INFORMATION (Unaudited)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1.800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1.800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 1.800.820.0888.

Office Locations

The offices of Guggenheim Investments can be found in the following locations:

330 Madison Avenue

10th Floor

New York, NY 10017

(Headquarters)

Four Irvington Centre

805 King Farm Boulevard

Suite 600

Rockville, MD 20850

9401 Indian Creek Parkway

40 Corporate Woods

Suite 850

Overland Park, KS 66210

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by calling 800.820.0888.

All Trustees and Officers may be reached c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, MD 20850.

TRUSTEE AND OFFICER

Name and	Length of Service as Trustee	Number of Funds
Year of Birth	(Year Began)	Overseen
Donald C. Cacciapaglia*	Rydex Series Funds – 2012	213
(1951)	Rydex Variable Trust – 2012
Rydex Dynamic Funds – 2012
Rydex ETF Trust – 2012

Principal Occupations During Past Five Years: Current: Security Investors, LLC: President and CEO from April 2012 to present; Guggenheim Investments: President and Chief Administrative Officer from February 2010 to present; Previous: Channel Capital Group, Inc.: Chairman and CEO from April 2002 to February 2010

Positions held within the Trust: Trustee from 2012 to present; President from 2012 to present

INDEPENDENT TRUSTEES

Name and	Length of Service as Trustee	Number of Funds
Year of Birth	(Year Began)	Overseen
Corey A. Colehour	Rydex Series Funds – 1993	132
(1945)	Rydex Variable Trust – 1998
Rydex Dynamic Funds – 1999
Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired; Previous: President and Senior Vice President of Schield Management Company (registered investment adviser) from 2003 to 2006

Positions held within the Trust: Trustee from 1993 to present; Member of the Audit and Governance and Nominating Committees from 1995 to present

J. Kenneth Dalton	Rydex Series Funds – 1995	132
(1941)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired

Positions held within the Trust: Trustee from 1995 to present; Member and Chairman of the Audit Committee from 1997 to present; Member of the Governance and Nominating Committees from 1995 to present; and Member of the Risk Oversight Committee from 2010 to present

John O. Demaret	Rydex Series Funds – 1997	132
(1940)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired

Positions held within the Trust: Trustee from 1997 to present; Chairman of the Board from 2006 to present; Member of the Audit Committee from 1997 to present; and Member of the Risk Oversight Committee from 2010 to present

THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (continued)

INDEPENDENT TRUSTEES - concluded

Name and	Length of Service as Trustee	Number of Funds
Year of Birth	(Year Began)	Overseen

Werner E. Keller	Rydex Series Funds – 2005	132
(1940)	Rydex Variable Trust – 2005
Rydex Dynamic Funds – 2005
Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Current: Founder and President of Keller Partners, LLC (investment research firm) from 2005 to present; Previous: Retired from 2001 to 2005

Positions held within the Trust: Vice Chairman of the Board of Trustees from 2010 to present; Trustee and Member of the Audit and Governance and Nominating Committees from 2005 to present; and Chairman and Member of the Risk Oversight Committee from 2010 to present

Thomas F. Lydon, Jr.	Rydex Series Funds – 2005	132
(1960)	Rydex Variable Trust – 2005
	Rydex Dynamic Funds – 2005
	Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Current: President of Global Trends Investments (registered investment adviser) from 1996 to present

Positions held within the Trust: Trustee and Member of the Audit and Governance and Nominating Committees from 2005 to present

Patrick T. McCarville	Rydex Series Funds – 1997	132
(1942)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired; Previous: Chief Executive Officer of Par Industries, Inc., d/b/a Par Leasing from 1977 to 2010

Positions held within the Trust: Trustee from 1997 to present; Member of the Audit Committee from 1997 to present; and Chairman of the Governance and Nominating Committees from 1997 to present

Roger Somers	Rydex Series Funds – 1993	132
(1944)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Founder and Chief Executive Officer of Arrow Limousine from 1965 to present

Positions held within the Trust: Trustee from 1993 to present; Member of the Audit and Governance and Nominating Committees from 1995 to present

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (concluded)

EXECUTIVE OFFICERS - concluded

Name, Position and	Principal Occupations
Year of Birth	During Past Five Years

Michael P. Byrum* Vice President (1970)	Current: President, Security Benefit Asset Management Holdings, LLC; Senior Vice President, Security Investors, LLC; President & Chief Investment Officer, Rydex Holdings, LLC; Director & Chairman of the Board, Advisor Research Center, Inc.; and Manager, Rydex Specialized Products, LLC

Previous: Guggenheim Distributors, LLC (f/k/a Rydex Distributors, LLC), Vice President (2009); Rydex Fund Services, LLC, Director (2009–2010), Secretary (2002–2010); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.), Director (2008–2010), Chief Investment Officer (2006–2010), President (2004–2010), Secretary (2002–2010); Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Director (2008–2010), Chief Investment Officer (2006–2010), President (2004–2010), Secretary (2002–2010); Advisor Research Center, Inc., Secretary (2006–2009), and Executive Vice President (2006)

Nikolaos Bonos* Vice President and Treasurer (1963)	Current: Senior Vice President, Security Investors, LLC; Chief Executive Officer & Manager, Rydex Specialized Products, LLC; Chief Executive Officer & President, Rydex Fund Services, LLC; Vice President, Rydex Holdings, LLC; Treasurer, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund & Security Mid Cap Growth Fund; and Vice President, Security Benefit Asset Management Holdings, LLC

Previous: Security Global Investors, LLC, Senior Vice President (2010–2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) Senior Vice President (2006–2011); Rydex Fund Services, LLC (f/k/a Rydex Fund Services, Inc.), Director (2009); and Rydex Specialized Products, LLC, Chief Financial Officer (2005–2009)

Elisabeth Miller* Chief Compliance Officer (1968)

Current: Chief Compliance Officer, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, Rydex ETF Trust, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund, Security Mid Cap Growth Fund, SBL Fund, Security Investors, LLC, and Guggenheim Distributors, LLC

Previous: Senior Manager, Security Investors, LLC and Guggenheim Distributors, LLC (2004–2009)

Amy J. Lee*	Current: Secretary and Senior Vice President, Security Investors, LLC (2004–Present)
Vice President and Secretary (1961)
Previous: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004–2012)

Joseph M. Arruda* Assistant Treasurer (1966)	Current: Assistant Treasurer, SBL Fund, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund & Security Mid Cap Growth Fund; Vice President, Security Investors, LLC; and Chief Financial Officer & Manager, Rydex Specialized Products, LLC

Previous: Security Global Investors, LLC, Vice President (2010–2011); and Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) & Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Vice President (2004–2011)

*	Officers of the Funds are deemed to be “interested persons” of the Trust, within the meaning of Section 2(a)(19) of the 1940 Act, inasmuch as this person is affiliated with Guggenheim Investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

Rydex Funds, Guggenheim Funds, Rydex Investments, Guggenheim Distributors, LLC, Security Investors, LLC, Security Distributors, Inc. and Rydex Advisory Services (Collectively “Guggenheim Investments”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a current or former Guggenheim Investments client.

The Information We Collect About You

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Investments funds or one of the Guggenheim Investments affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new Rydex and Guggenheim Investments funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions

We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

How We Protect Privacy Online

Our concern for the privacy of our shareholders also extends to those who use our web site, guggenheiminvestments.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Guggenheim Investments web site offers customized features that require our use of “http cookies”—tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

34 | The Guggenheim Funds annual REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited) (concluded)

How We Safeguard Your Personal Information

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We’ll Keep You Informed

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

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GUGGENHEIM ALTERNATIVE INVESTMENT FUNDS

GUGGENHEIM MANAGED COMMODITIES STRATEGY FUND

(Formerly, Long/Short Commodities Strategy Fund)

 GUGGENHEIM MULTI-HEDGE STRATEGIES FUND

RYDEX SPECIALTY FUND

RYDEX COMMODITIES STRATEGY FUND

RDXSGIALT-ANN-1213x1214

GO GREEN!

ELIMINATE MAILBOX CLUTTER

Go paperless with Guggenheim Investments eDelivery—a service giving you full online access to account information and documents. Save time, cut down on mailbox clutter and be a friend to the environment with eDelivery.

With Guggenheim Investments eDelivery you can:

•	View online confirmations and statements at your convenience.

•	Receive email notifications when your most recent confirmations, statements and other account documents are available for review.

•	Access prospectuses, annual reports and semiannual reports online.

If you have questions about Guggenheim Investments

eDelivery services, contact one of our Shareholder Service

Representatives at 800.820.0888.

This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Distributed by Guggenheim Distributors, LLC.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

December 31, 2013

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for three alternative strategies funds (the “Funds”) that are part of the Rydex Series Trust. This report covers performance of the Funds for the annual period ended December 31, 2013.

The Investment Adviser is a part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC, a global, diversified financial services firm.

Guggenheim Distributors, LLC is the distributor of the Funds. Guggenheim Distributors, LLC is affiliated with Guggenheim Partners, LLC and Security Investors, LLC.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Donald C. Cacciapaglia

President

January 31, 2014

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

The Managed Commodities Strategy Fund may not be suitable for all investors. • The Fund’s investments in securities and derivatives, in general, are subject to market risks that may cause their prices, and therefore the Fund’s value, to fluctuate over time. An investment in the Fund may lose money. • The Fund’s investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivatives, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, lack of availability and counterparty risk. To the extent the Fund invests in derivatives to seek to hedge risk or limit leveraged exposure created by other investments, there is no guarantee that such hedging strategies will be effective at managing risk or limiting exposure to leveraged investments. • The Funds use of leverage will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. • The Fund’s use of short selling involves increased risk and costs. The Fund risks paying more for a security than it received from its sale. Theoretically, securities sold short have the risk of unlimited losses. • The Fund’s investments in fixed income securities will change in value in response to interest rate changes and other factors. In general, bond prices rise when interest rates fall and vice versa. • The Fund‘s exposure to high yield, asset backed and mortgaged backed securities may subject the Fund to greater volatility. • The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. • The Fund’s exposure to the commodity markets may subject the fund to greater volatility as commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity such as droughts, floods, weather, embargos, tariffs and international economic, political and regulatory developments. • The Fund may invest in securities of foreign companies directly, or indirectly through the use of other investment companies and financial instruments that are linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. • This Fund is considered nondiversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund. • See the prospectus for more information on these and other risks.

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

December 31, 2013

The Multi-Hedge Strategies Fund is subject to a number of risks and may not be suitable for all investors. • The Fund’s use of derivatives such as futures, options and swap agreements may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. • The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. • The Fund’s use of short selling involves increased risks and costs. The Fund risks paying more for a security than it received from its sale. • The Fund’s investments in high yield securities and unrated securities of similar credit quality (“junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities. • The Fund’s fixed income investments will change in value in response to interest rate changes and other factors. • The fund’s exposure to the commodity and currency markets may subject the fund to greater volatility as commodity- and currency-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry, commodity or currency—such as droughts, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The fund may also incur transaction costs with the conversion between various currencies. • The Fund’s exposure to foreign currencies subjects the fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. • These risks may cause the Fund to experience higher losses and/or volatility than a fund that does not invest in derivatives, use leverage or short sales or have exposure to high yield/fixed income securities, foreign currencies and/or securities. • This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. • Please read the prospectus for more detailed information regarding these and other risks.

The Commodities Strategy Fund may not be suitable for all investors. • The Fund’s exposure to the commodity markets may subject the Fund to greater volatility as commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity—such as droughts, floods, weather, embargos, tariffs and international economic, political and regulatory developments. • To the extent that the Fund’s investments are concentrated in energy-related commodities, the Fund is subject to the risk that this sector will underperform the market as a whole. • The Fund’s use of derivatives, such as futures, options, structured notes and swap agreements, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities or investments underlying those derivatives. • The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. • The Fund is subject to tracking error risks, which may cause the Fund’s performance not to match that of or be lower than the Fund’s underlying benchmark. • The Fund’s investments in other investment companies subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies’ expenses. • This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund. • See the prospectus for more information on these and additional risks.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	December 31, 2013

The year ended December 31, 2013 wound down with a series of stronger-than-expected economic data releases. ISM manufacturing data (historically indicative of expansion or contraction) rose to its highest levels in over two years, consumer confidence rebounded following the government shutdown, housing starts surged, and the job market strengthened. Citing improved labor market conditions and a sustainable economic expansion, the U.S. Federal Reserve (“the Fed”) announced in December that it would reduce its monthly bond purchases by $10 billion, to $75 billion, starting in January 2014. Yet, at the same time, the Fed lengthened the time frame before which it will raise rates by promising to keep the Fed funds target rate at 0-0.25% at least as long as the unemployment rate remains above 6.5% and perhaps “well past” the time this target is reached. For the first time, the Fed also added a lower-bound target for inflation of 2%–lengthening the expected time frame before rates rise.

As the U.S. economy slowly strengthens, we may return to an environment where taking credit risk is not just a consequence of staying within duration targets or reaching for yield, but rather a proactive choice driven by a positive outlook on the economy. To sustain optimism, the Fed will need to monitor the unintended consequences of tapering and avoid negative economic repercussions, as happened in the summer of 2013 when a spike in 10-year Treasury yields dampened home sales. For markets, the Fed must convince investors that the economy is strong enough to withstand steady reductions of its asset purchases. These will likely be Janet Yellen’s top priorities as she takes over the helm of the Fed.

Last January, the global economy faced myriad headwinds, choppiness lay ahead, and we expected plenty of volatility in 2013. Nevertheless, we believed at that point that risk assets were the best choice for investors. Now, the headwinds of 2013 have largely dissipated, and the outlook appears benign for risk assets for the first three to six months of 2014, if not longer.

Many pundits may have underestimated the strength of the U.S. economy, with both third quarter and fourth quarter economic growth beating expectations. The final three months of 2013 were exceptionally good for U.S. equities, which produced a wealth effect that probably boosted holiday sales. All of this bodes well for the first quarter of 2014.

Market conditions could be even stronger in Europe. Economic data from the euro area’s periphery is improving faster than from the core, where inflation is also rising at a faster pace, giving the peripheral nations a competitive advantage. In Asia, markets have priced for a more negative scenario that now appears less likely. With the U.S. and Europe now out of recession, they are ready to underpin a recovery in export growth in the Asian region. As a synchronous global expansion gets under way, investors may become more comfortable with taking risk, and this should be reflected in asset prices in many regions around the globe.

For 2014, investors should bear in mind that the Fed will continue injecting liquidity into financial markets even as it tapers its asset purchases. Assuming that the Fed continues the same pace of reductions at each Federal Open Market Committee meeting, it would still purchase more than $500 billion of bonds in 2014–nearly the size of the Fed’s QE2 from November 2010 to June 2011. This should help support credit spreads. An accelerated pace of tapering from the Fed would signal faster-than-expected economic growth and spark higher demand for risk assets. On balance, we expect the impact of tapering to be neutral. Barring economic weakness, we expect relatively benign market conditions with no major spike in volatility.

For the year ended December 31, 2013, the Standard & Poor’s 500® (“S&P 500”) Index* returned 32.39%. Foreign markets were also strong: the Morgan Stanley Capital International (“MSCI”) Europe-Australasia-Far East (“EAFE”) Index* returned 22.78%. The return of the MSCI Emerging Markets Index* was -2.60%.

In the bond market, the Barclays U.S. Aggregate Bond Index* posted a -2.02% return for the period, while the Barclays U.S. Corporate High Yield Index* returned 7.44%. The return of the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.07% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited) (concluded)	December 31, 2013

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS.

Barclays U.S. Corporate High Yield Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below.

Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

JPMorgan Core Commodity-Investable Global Asset Rotator Sigma Long-Short Total Return Index (“C-IGAR Sigma Index”) references the value of a synthetic portfolio of up to 7 long constituents and 7 short constituents. As a total return index, it reflects the returns that are potentially available through an unleveraged investment in the contracts comprising such index plus interest that could be earned on funds committed to the trading of the underlying futures contracts.

Dow Jones-UBS Commodity IndexSM is composed of commodities traded on U.S. exchanges, with the exception of aluminum, nickel and zinc, which trade on the London Metal Exchange (LME). The DJ-UBSCI is calculated on an excess return basis, which means it reflects the return of underlying commodity futures price movements only.

S&P GSCI®, a benchmark for investment performance in the commodity markets, measures investable commodity price movements and inflation in the world economy. The index is calculated primarily on a world production weighted basis and is comprised of the principal physical commodities that are the subject of active, liquid futures markets.

HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies, including, but not limited to, convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage and relative-value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2013 and ending December 31, 2013.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (concluded)

			Beginning	Ending	Expenses
	Expense	Fund	Account Value	Account Value	Paid During
	Ratio[1]	Return	June 30, 2013	December 31, 2013	Period[2]
Table 1. Based on actual Fund return[3]
Managed Commodities Strategy Fund
A-Class	1.73%	0.98%	$1,000.00	$1,009.80	$ 8.76
C-Class	2.48%	0.51%	1,000.00	1,005.10	12.53
H-Class	1.73%	0.91%	1,000.00	1,009.10	8.76
Institutional Class	1.48%	1.05%	1,000.00	1,010.50	7.50
Y-Class	1.45%	1.11%	1,000.00	1,011.10	7.35
Multi-Hedge Strategies Fund
A-Class	2.85%	(0.43%)	1,000.00	995.70	14.34
C-Class	3.58%	(0.83%)	1,000.00	991.70	17.97
H-Class	2.85%	(0.43%)	1,000.00	995.70	14.34
Institutional Class	2.62%	(0.30%)	1,000.00	997.00	13.19
Commodities Strategy Fund
A-Class	1.53%	3.54%	1,000.00	1,035.40	7.85
C-Class	2.27%	3.19%	1,000.00	1,031.90	11.63
H-Class	1.52%	3.60%	1,000.00	1,036.00	7.80

Table 2. Based on hypothetical 5% return (before expenses)
Managed Commodities Strategy Fund
A-Class	1.73%	5.00%	$1,000.00	$1,016.48	$ 8.79
C-Class	2.48%	5.00%	1,000.00	1,012.70	12.58
H-Class	1.73%	5.00%	1,000.00	1,016.48	8.79
Institutional Class	1.48%	5.00%	1,000.00	1,017.74	7.53
Y-Class	1.45%	5.00%	1,000.00	1,017.90	7.37
Multi-Hedge Strategies Fund
A-Class	2.85%	5.00%	1,000.00	1,010.84	14.44
C-Class	3.58%	5.00%	1,000.00	1,007.16	18.11
H-Class	2.85%	5.00%	1,000.00	1,010.84	14.44
Institutional Class	2.62%	5.00%	1,000.00	1,012.00	13.29
Commodities Strategy Fund
A-Class	1.53%	5.00%	1,000.00	1,017.49	7.78
C-Class	2.27%	5.00%	1,000.00	1,013.76	11.52
H-Class	1.52%	5.00%	1,000.00	1,017.54	7.73

[1]	This ratio represents annualized Net Expenses, which include interest expense related to securities sold short. Excluding short interest expenses, the operating expense ratio of the Multi-Hedge Strategies Fund would be 1.40%, 2.15%, 1.40% and 1.15% for the A-Class, C-Class, H-Class and Institutional Class, respectively.
[2]	Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
[3]	Actual cumulative return at net asset value for the period June 30, 2013 to December 31, 2013.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2013

MANAGED COMMODITIES STRATEGY FUND

OBJECTIVE: Seeks to achieve positive total returns with less volatility than the broad commodities markets.

For the year ended December 31, 2013, the Fund’s H-Class returned -18.60%. Its benchmark comparison, the Dow Jones-UBS Commodity Index, returned -9.52%.

The C-IGAR Sigma Index, a former benchmark whose use was discontinued during 2013, returned 20.59% for the one-year period.

Effective in January 2013, the Fund was renamed the Managed Commodities Strategy Fund and was managed according to a new objective: to seek to achieve total returns with less volatility than the broad commodities markets.

Beginning in January 2013, the Fund transitioned from a long-short strategy into one that is typically long only. The Fund’s negative performance was mostly due to the widespread fall in commodity prices across all sectors, with grains, industrial metals and precious metals all down double digits.

Crude oil, soybean meal and soybeans were the components which contributed the most to the Dow Jones-UBS Commodity Index during the year.

Gold, corn and silver were the components which detracted the most from the Dow Jones-UBS Commodity Index during the year.

At the end of the fourth quarter, the Fund’s largest positions were in natural gas and crude oil.

Derivatives in the Fund are used to help provide desired exposure in the most efficient manner, as well as to provide liquidity.

Performance displayed represents past performance which is no guarantee of future results.

Consolidated Holdings Diversification (Market Exposure as % of Net Assets)

“Consolidated Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	June 25, 2009
C-Class	June 25, 2009
H-Class	June 25, 2009
Institutional Class	May 3, 2010
Y-Class	March 29, 2010

Ten Largest Holdings
(% of Total Net Assets)
COMM 2007-FL14 Mortgage Trust	3.6%
Ras Laffan Liquefied Natural Gas Company Limited III	2.9%
Macquarie Group Ltd.	2.4%
Newcastle CDO Ltd.	2.1%
N-Star REL CDO VIII Ltd.	2.0%
Citigroup, Inc.	2.0%
Acis CLO 2013-1 Ltd.	1.9%
Ford Motor Credit Company LLC	1.7%
International Lease Finance Corp.	1.5%
Banc of America Large Loan Trust	1.3%
Top Ten Total	21.4%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns

Periods Ended December 31, 2013*

		Since
		Inception
	1 Year	(06/25/09)
A-Class	-18.55%	-9.03%
A-Class Shares with sales charge†	-22.42%	-10.01%
C-Class	-19.19%	-9.72%
C-Class Shares with CDSC‡	-20.00%	-9.72%
H-Class	-18.60%	-9.04%
Dow Jones-UBS Commodity IndexSM	-9.52%	0.25%
C-IGAR Sigma Index**	20.59%	1.99%
S&P 500 Index	32.39%	19.19%
		(05/03/10)
Institutional Class	-18.38%	-12.13%
Dow Jones-UBS Commodity IndexSM	-9.52%	-1.85%
C-IGAR Sigma Index**	20.59%	-0.54%
S&P 500 Index	32.39%	14.91%
		(03/29/10)
Y-Class	-18.34%	-11.32%
Dow Jones-UBS Commodity IndexSM	-9.52%	-1.21%
C-IGAR Sigma Index**	20.59%	0.21%
S&P 500 Index	32.39%	15.28%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Dow Jones-UBS Commodity IndexSM, the C-GAR Sigma Index and the S&P 500 Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class, Y-Class and Institutional Class shares will vary due to differences in fee structures.
**	Effective May 1, 2013, the Dow Jones-UBS Commodity IndexSM replaced the C-IGAR Sigma Index as the Fund’s primary comparative broad-based market index. The Advisor believes the Dow Jones-UBS Commodity IndexSM is a more appropriate broad-based market index for purposes of comparing the Fund’s performance.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

CONSOLIDATED SCHEDULE OF INVESTMENTS	December 31, 2013
MANAGED COMMODITIES STRATEGY FUND

	Face
	Amount	Value
U.S. TREASURY BILLS† - 66.3%
U.S. Treasury Bill[4]
due 02/20/14	$13,624,000	$13,623,577
Total U.S. Treasury Bills
(Cost $13,623,641)		13,623,577

CORPORATE BONDS†† - 12.6%
FINANCIALS - 6.8%
Macquarie Group Ltd.
7.30% due 08/01/14[1]	480,000	497,576
Citigroup, Inc.
1.20% due 07/25/16[2]	400,000	404,157
International Lease Finance Corp.
2.19% due 06/15/16[2]	300,000	301,500
Mack-Cali Realty, LP
5.13% due 02/15/14	200,000	200,882
Total Financials		1,404,115
ENERGY - 3.0%
Ras Laffan Liquefied Natural
Gas Company Limited III
5.83% due 09/30/16[1]	568,700	604,243
CONSUMER DISCRETIONARY - 1.7%
Ford Motor Credit Company LLC
8.00% due 06/01/14	340,000	350,380
MATERIALS - 1.1%
Anglo American Capital plc
9.38% due 04/08/14[1]	225,000	229,988
Total Corporate Bonds
(Cost $2,580,684)		2,588,726

ASSET BACKED SECURITIES†† - 6.8%
Newcastle CDO Ltd.
2007-9A, 0.42% due 05/25/52	439,290	429,010
N-Star REL CDO VIII Ltd.
2006-8A, 0.46% due 02/01/41[1,2]	450,745	410,854
Acis CLO 2013-1 Ltd.
2013-1A, 1.27% due 04/18/24[1,2]	400,000	399,840
Gleneagles CLO Ltd.
2005-1A, 0.52% due 11/01/17[1,2]	123,302	122,082
Legg Mason Real Estate CDO I Ltd.
2006-1A, 0.45% due 03/25/38[1,2]	31,483	31,049
Total Asset Backed Securities
(Cost $1,395,824)		1,392,835

COLLATERALIZED MORTGAGE OBLIGATIONS†† - 4.9%
COMM 2007-FL14 Mortgage Trust
2007-FL14, 0.35% due 06/15/22[1,2]	741,355	733,015
Banc of America Large Loan Trust
2007-BMB1, 1.27% due 08/15/29[1,2]	270,000	267,888
Total Collateralized Mortgage Obligations
(Cost $1,001,108)		1,000,903

REPURCHASE AGREEMENTS††,[3] - 5.2%
Mizuho Financial Group, Inc.
issued 12/31/13 at 0.01%
due 01/02/14	844,541	844,541
HSBC Group
issued 12/31/13 at 0.01%
due 01/02/14	136,222	136,222
Deutsche Bank
issued 12/31/13 at 0.01%
due 01/02/14	84,544	84,544
Total Repurchase Agreements
(Cost $1,065,307)		1,065,307

	Contracts
OPTIONS PURCHASED† - 2.3%
Call options on:
Gold Futures
Expiring May 2015
with strike price of $425.00	40	195,200
Gold Futures
Expiring November 2014
with strike price of $415.00	40	116,400
Silver Futures
Expiring June 2015
with strike price of $23.50	15	106,125
Silver Futures
Expiring November 2014
with strike price of $23.50	15	64,425
Total Call options		482,150
Total Options Purchased
(Cost $1,578,907)		482,150
Total Investments - 98.1%
(Cost $21,245,471)		$20,153,498

OPTIONS WRITTEN† - (0.9)%
Call options on:
Silver Futures
Expiring November 2014
with strike price of $28.25	15	(24,825)
Gold Futures
Expiring November 2014
with strike price of $700.00	40	(34,800)
Silver Futures
Expiring June 2015
with strike price of $28.25	15	(49,650)
Gold Futures
Expiring May 2015
with strike price of $710.00	40	(65,600)
Total Call options		(174,875)
Total Options Written
(Premiums received $648,093)		(174,875)
Other Assets & Liabilities, net - 2.8%		576,427
Total Net Assets - 100.0%		$20,555,050

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)	December 31, 2013
MANAGED COMMODITIES STRATEGY FUND

	Contracts	Unrealized Gain (Loss)

COMMODITY FUTURES CONTRACTS PURCHASED†
March 2014 Brent Crude
Futures Contracts
(Aggregate Value of
Contracts $1,327,560)	12	$72,509
March 2014 Copper
Futures Contracts
(Aggregate Value of
Contracts $1,527,300)	18	71,063
March 2014 Cotton #2
Futures Contracts
(Aggregate Value of
Contracts $465,905)	11	34,871
March 2014 LME Zinc
Futures Contracts
(Aggregate Value of
Contracts $565,950)	11	32,051
March 2014 Gasoline RBOB
Futures Contracts
(Aggregate Value of
Contracts $821,495)	7	21,727
March 2014 WTI Crude
Futures Contracts
(Aggregate Value of
Contracts $2,172,500)	22	17,668
March 2014 Coffee ‘C’
Futures Contracts
(Aggregate Value of
Contracts $414,750)	10	14,365
March 2014 New York Harbor
Ultra-Low Sulfur Diesel
Futures Contracts
(Aggregate Value of
Contracts $769,910)	6	9,571
March 2014 Natural Gas
Futures Contracts
(Aggregate Value of
Contracts $3,118,360)	74	4,498
February 2014 Live Cattle
Futures Contracts
(Aggregate Value of
Contracts $754,320)	14	4,144
March 2014 LME Primary Aluminum
Futures Contracts
(Aggregate Value of
Contracts $987,195)	22	(1,763)
March 2014 LME Nickel
Futures Contracts
(Aggregate Value of
Contracts $416,670)	5	(2,074)
March 2014 Soybean Meal
Futures Contracts
(Aggregate Value of
Contracts $583,520)	14	(8,631)
March 2014 Soybean Oil
Futures Contracts
(Aggregate Value of
Contracts $491,400)	21	(21,898)
March 2014 Winter Wheat
Futures Contracts
(Aggregate Value of
Contracts $224,263)	7	(24,003)
March 2014 Soybean
Futures Contracts
(Aggregate Value of
Contracts $1,160,775)	18	(26,691)
February 2014 Lean Hogs
Futures Contracts
(Aggregate Value of
Contracts $411,120)	12	(27,393)
March 2014 Corn
Futures Contracts
(Aggregate Value of
Contracts $969,450)	46	(33,042)
March 2014 Sugar #11
Futures Contracts
(Aggregate Value of
Contracts $756,302)	41	(47,853)
March 2014 Wheat
Futures Contracts
(Aggregate Value of
Contracts $635,513)	21	(55,784)
(Total Aggregate Value of
Contracts $18,574,258)		$33,335

COMMODITY FUTURES CONTRACTS SOLD SHORT†
February 2014 Gold 100 oz.
Futures Contracts
(Aggregate Value of
Contracts $361,140)	3	$8,872

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Security is a 144A or Section 4(a)(2) security. The total market value of 144A or Section 4(a)(2) securities is $3,296,535 (cost $3,301,847), or 16.0% of total net assets.
[2]	Variable rate security. Rate indicated is rate effective at December 31, 2013.
[3]	Repurchase Agreements — See Note 5.
[4]	Zero coupon rate security.

plc — Public Limited Company

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

MANAGED COMMODITIES STRATEGY FUND

CONSOLIDATED STATEMENT OF
ASSETS AND LIABILITIES

December 31, 2013

Assets:
Investments, at value
(cost $20,180,164)	$19,088,191
Repurchase agreements, at value
(cost $1,065,307)	1,065,307
Total investments
(cost $21,245,471)	20,153,498
Segregated cash with broker	1,081,615
Cash	625
Receivables:
Fund shares sold	63,868
Interest	37,009
Total assets	21,336,615
Liabilities:
Options written, at value (premiums received $648,093)	174,875
Payable for:
Fund shares redeemed	317,725
Variation margin	204,183
Management fees	16,678
Distribution and service fees	7,014
Transfer agent and administrative fees	4,633
Portfolio accounting fees	1,853
Miscellaneous	54,604
Total liabilities	781,565
Net assets	$20,555,050
Net assets consist of:
Paid in capital	$69,459,853
Accumulated net investment loss	(47,862,328)
Accumulated net realized loss on investments	(465,927)
Net unrealized depreciation on investments	(576,548)
Net assets	$20,555,050
A-Class:
Net assets	$6,059,047
Capital shares outstanding	422,057
Net asset value per share	$14.36
Maximum offering price per share (Net asset value divided by 95.25%)	$15.08
C-Class:
Net assets	$3,757,333
Capital shares outstanding	271,235
Net asset value per share	$13.85
H-Class:
Net assets	$10,142,330
Capital shares outstanding	706,739
Net asset value per share	$14.35
Institutional Class:
Net assets	$589,977
Capital shares outstanding	40,734
Net asset value per share	$14.48
Y-Class:
Net assets	$6,363
Capital shares outstanding	438
Net asset value per share	$14.52

CONSOLIDATED STATEMENT
OF OPERATIONS

Year Ended December 31, 2013

Investment Income:
Interest	$350,124
Total investment income	350,124

Expenses:
Management fees	632,187
Transfer agent and administrative fees
A-Class	38,702
C-Class	19,494
H-Class	71,416
Institutional Class	25,687
Y-Class	14
Distribution and service fees:
A-Class	38,702
C-Class	77,976
H-Class	71,417
Portfolio accounting fees	62,126
Registration fees	124,780
Licensing fees	97,075
Trustees’ fees*	20,591
Custodian fees	8,174
Miscellaneous	(39,675)
Total expenses	1,248,666
Less:
Expenses waived by Advisor	(73,047)
Net expenses	1,175,619
Net investment loss	(825,495)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	40,786
Futures contracts	(17,046,729)
Options purchased	(300,540)
Options written	19,879
Net realized loss	(17,286,604)
Net change in unrealized appreciation (depreciation) on:
Investments	(7,176)
Futures contracts	344,421
Options purchased	(1,096,757)
Options written	473,218
Net change in unrealized appreciation (depreciation)	(286,294)
Net realized and unrealized loss	(17,572,898)
Net decrease in net assets resulting from operations	$(18,398,393)

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGED COMMODITIES STRATEGY FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2013	2012

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(825,495)	$(6,100,973)
Net realized loss on investments	(17,286,604)	(103,156,077)
Net change in unrealized appreciation (depreciation) on investments	(286,294)	5,171,645
Net decrease in net assets resulting from operations	(18,398,393)	(104,085,405)

Capital share transactions:
Proceeds from sale of shares
A-Class	2,452,172	56,097,770
C-Class	1,468,636	10,530,172
H-Class	9,000,165	148,038,271
Institutional Class	6,705,711	35,895,054
Y-Class	—	5,700,143
Cost of shares redeemed
A-Class	(22,957,222)	(112,080,141)
C-Class	(11,816,769)	(17,548,039)
H-Class	(55,587,671)	(233,390,442)
Institutional Class	(32,541,441)	(21,403,749)
Y-Class	(1)	(4,282,590)
Net decrease from capital share transactions	(103,276,420)	(132,443,551)
Net decrease in net assets	(121,674,813)	(236,528,956)

Net assets:
Beginning of year	142,229,863	378,758,819
End of year	$20,555,050	$142,229,863
Accumulated net investment loss at end of year	$(47,862,328)	$(47,862,328)

Capital share activity:
Shares sold
A-Class	156,076	2,385,538
C-Class	93,691	448,122
H-Class	556,467	6,223,527
Institutional Class	393,637	1,592,407
Y-Class	—	232,709
Shares redeemed
A-Class	(1,455,490)	(4,974,401)
C-Class	(763,939)	(885,922)
H-Class	(3,493,248)	(11,443,806)
Institutional Class	(2,128,012)	(1,042,526)
Y-Class	—	(232,709)
Net decrease in shares	(6,640,818)	(7,697,061)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

MANAGED COMMODITIES STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
A-Class	2013[a]	2012[a]	2011[a]	2010[a]	2009[a,b]
Per Share Data
Net asset value, beginning of period	$17.63	$24.04	$25.78	$24.07	$25.00
Income (loss) from investment operations:
Net investment loss[e]	(.19)	(.40)	(.47)	(.41)	(.23)
Net gain (loss) on investments (realized and unrealized)	(3.08)	(6.01)	.05	4.07	(.70)
Total from investment operations	(3.27)	(6.41)	(.42)	3.66	(.93)
Less distributions from:
Net investment income	—	—	(1.32)	(1.92)	—
Return of capital	—	—	—	(.03)	—
Total distributions	—	—	(1.32)	(1.95)	—
Redemption fees collected	—	—	—	—[f]	—[f]
Net asset value, end of period	$14.36	$17.63	$24.04	$25.78	$24.07

Total Return[g]	(18.55%)	(26.66%)	(1.83%)	15.51%	(3.72%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,059	$30,355	$103,637	$73,274	$10,654
Ratios to average net assets:
Net investment loss	(1.18%)	(1.74%)	(1.76%)	(1.71%)	(1.74%)
Total expenses	1.94%	2.04%	2.08%	2.09%	1.95%
Net expenses[h]	1.82%	1.88%	1.92%	1.93%	1.84%
Portfolio turnover rate	176%	—	—	—	—

	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
C-Class	2013[a]	2012[a]	2011[a]	2010[a]	2009[a,b]
Per Share Data
Net asset value, beginning of period	$17.14	$23.55	$25.46	$23.97	$25.00
Income (loss) from investment operations:
Net investment loss[e]	(.30)	(.55)	(.66)	(.59)	(.33)
Net gain (loss) on investments (realized and unrealized)	(2.99)	(5.86)	.07	4.03	(.70)
Total from investment operations	(3.29)	(6.41)	(.59)	3.44	(1.03)
Less distributions from:
Net investment income	—	—	(1.32)	(1.92)	—
Return of capital	—	—	—	(.03)	—
Total distributions	—	—	(1.32)	(1.95)	—
Redemption fees collected	—	—	—	—[f]	—[f]
Net asset value, end of period	$13.85	$17.14	$23.55	$25.46	$23.97

Total Return[g]	(19.19%)	(27.19%)	(2.56%)	14.70%	(4.16%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,757	$16,141	$32,476	$17,587	$3,642
Ratios to average net assets:
Net investment loss	(1.95%)	(2.50%)	(2.51%)	(2.46%)	(2.50%)
Total expenses	2.69%	2.79%	2.83%	2.83%	2.70%
Net expenses[h]	2.58%	2.63%	2.67%	2.67%	2.59%
Portfolio turnover rate	176%	—	—	—	—

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGED COMMODITIES STRATEGY FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
H-Class	2013[a]	2012[a]	2011[a]	2010[a]	2009[a,b]
Per Share Data
Net asset value, beginning of period	$17.63	$24.04	$25.77	$24.06	$25.00
Income (loss) from investment operations:
Net investment loss[e]	(.20)	(.40)	(.47)	(.41)	(.23)
Net gain (loss) on investments (realized and unrealized)	(3.08)	(6.01)	.06	4.07	(.71)
Total from investment operations	(3.28)	(6.41)	(.41)	3.66	(.94)
Less distributions from:
Net investment income	—	—	(1.32)	(1.92)	—
Return of capital	—	—	—	(.03)	—
Total distributions	—	—	(1.32)	(1.95)	—
Redemption fees collected	—	—	—	—[f]	—[f]
Net asset value, end of period	$14.35	$17.63	$24.04	$25.77	$24.06

Total Return[g]	(18.60%)	(26.63%)	(1.83%)	15.51%	(3.76%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,142	$64,227	$213,062	$145,349	$71,014
Ratios to average net assets:
Net investment loss	(1.24%)	(1.75%)	(1.76%)	(1.71%)	(1.75%)
Total expenses	1.95%	2.04%	2.08%	2.07%	1.95%
Net expenses[h]	1.84%	1.88%	1.92%	1.91%	1.84%
Portfolio turnover rate	176%	—	—	—	—

	Year Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,
Institutional Class	2013[a]	2012[a]	2011[a]	2010[a,c]
Per Share Data
Net asset value, beginning of period	$17.75	$24.14	$25.81	$26.39
Income (loss) from investment operations:
Net investment loss[e]	(.23)	(.33)	(.40)	(.24)
Net gain (loss) on investments (realized and unrealized)	(3.04)	(6.06)	.05	1.61
Total from investment operations	(3.27)	(6.39)	(.35)	1.37
Less distributions from:
Net investment income	—	—	(1.32)	(1.92)
Return of capital	—	—	—	(.03)
Total distributions	—	—	(1.32)	(1.95)
Redemption fees collected	—	—	—	—[f]
Net asset value, end of period	$14.48	$17.75	$24.14	$25.81

Total Return[g]	(18.38%)	(26.48%)	(1.60%)	5.47%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$590	$31,499	$29,573	$51,444
Ratios to average net assets:
Net investment loss	(1.34%)	(1.50%)	(1.50%)	(1.45%)
Total expenses	1.76%	1.79%	1.84%	1.88%
Net expenses[h]	1.63%	1.64%	1.68%	1.70%
Portfolio turnover rate	176%	—	—	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

MANAGED COMMODITIES STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,
Y-Class	2013[a]	2012[a]	2011[a]	2010[a,d]
Per Share Data
Net asset value, beginning of period	$17.79	$24.17	$25.83	$25.89
Income (loss) from investment operations:
Net investment loss[a]	(.11)	(.35)	(.39)	(.26)
Net gain (loss) on investments (realized and unrealized)	(3.16)	(6.03)	.05	2.15
Total from investment operations	(3.27)	6.38	(.34)	1.89
Less distributions from:
Net investment income	—	—	(1.32)	(1.92)
Return of capital	—	—	—	(.03)
Total distributions	—	—	(1.32)	(1.95)
Redemption fees collected	—	—	—	— [f]
Net asset value, end of period	$14.52	$17.79	$24.17	$25.83

Total Return[g]	(18.34%)	(26.44%)	(1.52%)	7.58%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6	$8	$11	$11
Ratios to average net assets:
Net investment loss	(0.72%)	(1.45%)	(1.46%)	(1.41%)
Total expenses	1.61%	1.73%	1.78%	1.79%
Net expenses[h]	1.50%	1.58%	1.62%	1.63%
Portfolio turnover rate	176%	—	—	—

[a]	Consolidated.
[b]	Since commencement of operations: June 25, 2009. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[c]	Since commencement of operations: May 3, 2010. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[d]	Since commencement of operations: March 29, 2010. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[e]	Net investment loss per share was computed using average shares outstanding throughout the period.
[f]	Redemption fees collected are less than $0.01 per share.
[g]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[h]	Net expense information reflects the expense ratios after expense waivers.

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

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THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2013

MULTI-HEDGE STRATEGIES FUND

OBJECTIVE: Seeks to provide long-term capital appreciation with less risk than traditional equity funds.

2013 was the fourth full fiscal year of performance since the Fund’s objective was changed from hedge fund replication to capital appreciation. The risk-adjusted results for fiscal year 2013 were good for a fourth year, as the Fund’s H-Class generated a 1.54% return with only 2.7% annualized risk, for a Sharpe ratio* approximating 0.6. In addition to generating a good Sharpe ratio, the Fund generated a correlation** of 14% to the S&P 500 Index and -6% to the Barclays U.S. Aggregate Bond Index over the course of the year.

While a strong year for equities, the S&P 500 did have two negative-return calendar months. The Fund generated positive returns in one of these two months, illustrating its diversification benefits. Bonds did not fare as well in 2013, with the Barclays U.S. Aggregate Bond Index producing a negative annual total return. The Fund demonstrated its diversification benefit relative to bonds by generating positive returns during five of the Barclays U.S. Aggregate Bond Index’s six negative monthly returns.

While no longer a replication product, the Fund still maintains the HFRX Global Hedge Fund Index as one of its benchmarks. This benchmark returned 6.72% for the year. In contrast to the diversification benefits provided by Multi-Hedge Strategies Fund, the HFRX Global Hedge Fund Index had a correlation of 76% to the S&P 500. In spite of the equity return contribution to HFRX Global Hedge Fund performance, the Multi-Hedge Strategies Fund has outperformed this index by approximately 4% (1.1% annualized), net of fees, since the Fund changed its investment objective.

Two of the five hedge fund styles (long/short equity and merger arbitrage) employed by the Fund contributed positive returns to the Fund this year, while three of the styles (global macro, fixed income strategies and market neutral) detracted from Fund performance.

Long/short equity contributed the most to gross returns: 2.5%. All three long/short models contributed positively to the Fund’s return, with 2.15% contributed by the industry rotation model, 0.17% by the size model and 0.16% by the Global Managed Futures Equities model that was introduced into the Fund in November.

Merger arbitrage contributed 1.4% to Fund gross returns. The model’s 2.3% return and 0.9% annualized risk represented the model’s fourth consecutive year of producing a very attractive Sharpe ratio in excess of 1.5.

Equity market neutral detracted -0.24% from gross fund returns. The closed-end fund arbitrage model eked out a small gain of 0.5% during the year, while the equity market neutral model lost -1.2%.

Global macro strategies cost the Fund -0.16% of gross returns. Here again, results were mixed across models. The managed futures trend model generated a positive 1.3% gain, while the managed futures relative value and volatility arbitrage models lost -1.2% and -3.2%, respectively. The Global Managed Futures currency model was added during the third quarter. It generated a +5.1% return during the year and contributed +0.3% to fund returns. Like the Global Managed Futures Equities model, the introduction of this model represents an important method for enhancing fund performance by utilizing the research and development work being done elsewhere in the firm.

Fixed income strategies detracted -0.3% from gross fund return. The flattener model received an allocation during the October rebalance after the yield curve steepened significantly. This position was unprofitable during the 4th quarter as long-term Treasury yields continued to rise.

Derivatives in the Fund are used for various purposes, including hedging, producing income and for speculation.

Performance displayed represents past performance which is no guarantee of future results.

*	Sharpe Ratio: a risk-adjusted measure calculated using standard deviation and excess return to determine reward per unit of risk. The higher the Sharpe ratio, the better the fund’s historical risk-adjusted performance.

**	Correlation is a measurement between -1 and 1, which indicates the linear relationship between two variables. If there is no relationship between two variables, the correlation coefficient is 0. If there is a perfect relationship, the correlation is 1. And if there is a perfect inverse relationship, the correlation is -1.

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Consolidated Holdings Diversification (Market Exposure as % of Net Assets)

“Consolidated Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 19, 2005
C-Class	September 19, 2005
H-Class	September 19, 2005
Institutional Class	May 3, 2010

Ten Largest Long Holdings (% of Total Net Assets)
Health Management Associates, Inc. — Class A	1.7%
Sterling Financial Corp.	1.5%
Hudson City Bancorp, Inc.	1.5%
Life Technologies Corp.	1.2%
Hi-Tech Pharmacal Company, Inc.	1.0%
UNS Energy Corp.	1.0%
StellarOne Corp.	1.0%
LSI Corp.	0.9%
Cooper Tire & Rubber Co.	0.8%
BlackRock Enhanced Equity Dividend Trust	0.8%
Top Ten Total	11.4%

“Ten Largest Long Holdings” exclude any temporary cash or derivative investments.

Cumulative Fund Performance*

Average Annual Returns

Periods Ended December 31, 2013*

			Since
			Inception
	1 Year	5 Year	(09/19/05)
A-Class Shares	1.54%	1.90%	-0.07%
A-Class Shares with sales charge†	-3.28%	0.91%	-0.66%
C-Class Shares	0.79%	1.13%	-0.82%
C-Class Shares with CDSC‡	-0.21%	1.13%	-0.82%
H-Class	1.54%	1.89%	-0.07%
HFRX Global Hedge Fund Index	6.72%	3.69%	0.78%
S&P 500 Index	32.39%	17.94%	7.29%

		Since
		Inception
	1 Year	(05/03/10)
Institutional Class Shares	1.84%	3.56%
HFRX Global Hedge Fund Index	6.72%	0.93%
S&P 500 Index	32.39%	14.91%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The HFRX Global Hedge Fund Index and the S&P 500 Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class and Institutional Class shares will vary due to differences in fee structures.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

CONSOLIDATED SCHEDULE OF INVESTMENTS	December 31, 2013
MULTI-HEDGE STRATEGIES FUND

	Shares	Value

COMMON STOCKS† - 42.0%

FINANCIALS - 10.5%
Sterling Financial Corp.[1]	47,445	$1,616,926
Hudson City Bancorp, Inc.[1]	165,788	1,563,382
StellarOne Corp.[1]	43,117	1,037,826
KKR Financial Holdings LLC	58,544	713,650
Virginia Commerce Bancorp, Inc.*,1	38,933	661,472
Host Hotels & Resorts, Inc.[1]	13,503	262,498
Old Republic International Corp.[1]	14,574	251,693
Regions Financial Corp.[1]	25,076	248,002
Aspen Insurance Holdings Ltd.[1]	6,002	247,943
XL Group plc — Class A1	7,747	246,664
Everest Re Group Ltd.[1]	1,562	243,469
Allstate Corp.[1]	4,459	243,194
Synovus Financial Corp.[1]	66,840	240,624
Axis Capital Holdings Ltd.[1]	5,021	238,849
First Niagara Financial Group, Inc.[1]	22,382	237,697
Hanover Insurance Group, Inc.[1]	3,797	226,719
Berkshire Hathaway, Inc. — Class B*,1	1,776	210,562
MFA Financial, Inc.[1]	29,761	210,112
Protective Life Corp.[1]	3,491	176,855
Corrections Corporation of America[1]	5,481	175,776
HCC Insurance Holdings, Inc.[1]	3,460	159,645
PartnerRe Ltd.[1]	1,470	154,982
Wells Fargo & Co.[1]	3,154	143,191
American Capital Agency Corp.[1]	7,164	138,194
Goldman Sachs Group, Inc.[1]	765	135,604
Popular, Inc.*,1	4,562	131,066
Ares Capital Corp.[1]	7,348	130,573
Bank of America Corp.[1]	8,328	129,667
Leucadia National Corp.[1]	4,226	119,765
Morgan Stanley[1]	3,399	106,593
Affiliated Managers Group, Inc.*,1	490	106,271
Omega Healthcare Investors, Inc.[1]	3,307	98,549
SLM Corp.[1]	3,368	88,511
SunTrust Banks, Inc.[1]	2,205	81,166
Citigroup, Inc.[1]	1,531	79,780
KeyCorp[1]	5,940	79,715
Annaly Capital Management, Inc.[1]	6,338	63,190
Extra Space Storage, Inc.[1]	1,440	60,667
WP Carey, Inc.[1]	919	56,381
Ameriprise Financial, Inc.[1]	490	56,375
Eastern Insurance Holdings, Inc.[1]	800	19,592
LPL Financial Holdings, Inc.[1]	337	15,849
Ocwen Financial Corp.*,1	283	15,692
Fifth Third Bancorp[1]	673	14,153
Investors Bancorp, Inc.[1]	229	5,858
Unum Group[1]	62	2,175
Total Financials		11,247,117

HEALTH CARE - 7.3%
Health Management Associates,
Inc. — Class A*,1	135,740	1,778,194
Life Technologies Corp.*,1	16,942	1,284,204
Hi-Tech Pharmacal Company, Inc.*,1	25,661	1,113,431
ViroPharma, Inc.*,1	14,728	734,191
United Therapeutics Corp.*,1	2,572	290,841
Express Scripts Holding Co.*,1	3,643	255,885
Omnicare, Inc.[1]	4,194	253,150
DENTSPLY International, Inc.[1]	5,143	249,333
MEDNAX, Inc.*,1	4,346	231,989
Cooper Companies, Inc.[1]	1,806	223,655
Pfizer, Inc.[1]	6,950	212,879
Medtronic, Inc.[1]	3,613	207,350
Biogen Idec, Inc.*,1	673	188,272
Amgen, Inc.[1]	1,399	159,710
McKesson Corp.[1]	919	148,327
Jazz Pharmaceuticals plc*,1	919	116,309
Johnson & Johnson[1]	1,011	92,597
Abbott Laboratories[1]	1,837	70,412
Covance, Inc.*,1	735	64,724
Universal Health Services,
Inc. — Class B1	613	49,812
UnitedHealth Group, Inc.[1]	367	27,635
Mylan, Inc.*,1	490	21,266
Zimmer Holdings, Inc.[1]	122	11,369
Cigna Corp.[1]	122	10,673
Total Health Care		7,796,208

INFORMATION TECHNOLOGY - 6.3%
LSI Corp.	86,925	957,914
Pactera Technology International
Ltd. ADR*,1	89,243	638,087
RDA Microelectronics, Inc. ADR[1]	28,825	515,391
AsiaInfo-Linkage, Inc.*,1	40,553	485,013
Anaren, Inc.*,1	11,552	323,340
Brocade Communications
Systems, Inc.*,1	28,505	252,839
Activision Blizzard, Inc.[1]	14,176	252,758
Texas Instruments, Inc.[1]	5,664	248,706
DST Systems, Inc.[1]	2,633	238,919
Cisco Systems, Inc.[1]	10,042	225,443
Cadence Design Systems, Inc.*,1	15,830	221,937
CA, Inc.[1]	5,572	187,497
Hewlett-Packard Co.[1]	6,583	184,193
Computer Sciences Corp.[1]	3,215	179,655
NeuStar, Inc. — Class A*,1	3,368	167,928
Maxim Integrated Products, Inc.[1]	5,603	156,380
Ebix, Inc.[2]	10,048	147,907
Harris Corp.[1]	2,113	147,509
QUALCOMM, Inc.[1]	1,898	140,927
Fidelity National Information Services, Inc.[1]	2,602	139,675
CoreLogic, Inc.*,1	3,827	135,973
Leidos Holdings, Inc.[1]	2,848	132,404
Intel Corp.[1]	4,318	112,095
Xerox Corp.[1]	9,124	111,039
IAC/InterActiveCorp[1]	1,408	96,716
NVIDIA Corp.[1]	5,083	81,430
Ingram Micro, Inc. — Class A*,1	3,032	71,131
Western Digital Corp.[1]	797	66,869
Microsoft Corp.[1]	1,500	56,145
Symantec Corp.[1]	2,082	49,094
Alliance Data Systems Corp.*,1	92	24,190
EMC Corp.[1]	949	23,867
KLA-Tencor Corp.[1]	367	23,657

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2013
MULTI-HEDGE STRATEGIES FUND

	Shares	Value

FLIR Systems, Inc.[1]	367	$11,047
Broadridge Financial Solutions, Inc.[1]	214	8,457
Lam Research Corp.*,1	92	5,009
SanDisk Corp.[1]	62	4,373
First Solar, Inc.*,1	30	1,639
Total Information Technology		6,827,153

CONSUMER DISCRETIONARY - 3.8%
Cooper Tire & Rubber Co.[1]	37,845	909,793
Liberty Interactive Corp. — Class A*,1	8,634	253,408
Lowe’s Companies, Inc.[1]	5,083	251,863
Wyndham Worldwide Corp.[1]	3,368	248,188
Thomson Reuters Corp.[1]	6,491	245,490
Time Warner, Inc.[1]	3,460	241,231
Lear Corp.[1]	2,449	198,295
Abercrombie & Fitch Co. — Class A1	5,786	190,417
H&R Block, Inc.[1]	6,491	188,499
Macy’s, Inc.[1]	3,521	188,021
Six Flags Entertainment Corp.[1]	4,378	161,198
Hanesbrands, Inc.[1]	2,235	157,053
Whirlpool Corp.[1]	857	134,429
Fossil Group, Inc.*,1	949	113,823
PulteGroup, Inc.[1]	5,511	112,259
American Eagle Outfitters, Inc.[1]	7,502	108,029
Leggett & Platt, Inc.[1]	3,368	104,206
Comcast Corp. — Class A1	1,656	86,054
Wendy’s Co.[1]	9,706	84,636
Dillard’s, Inc. — Class A1	643	62,506
Visteon Corp.*,1	429	35,131
The Gap, Inc.[1]	459	17,938
Viacom, Inc. — Class B1	92	8,035
Total Consumer Discretionary		4,100,502

INDUSTRIALS - 3.6%
Crane Co.[1]	3,889	261,536
Trinity Industries, Inc.[1]	4,776	260,387
Oshkosh Corp.[1]	4,991	251,447
Northrop Grumman Corp.[1]	2,143	245,608
Union Pacific Corp.[1]	1,429	240,072
URS Corp.[1]	4,470	236,866
Southwest Airlines Co.[1]	11,482	216,321
FedEx Corp.[1]	1,501	215,798
Exelis, Inc.[1]	9,737	185,586
Alliant Techsystems, Inc.[1]	1,440	175,219
Raytheon Co.[1]	1,745	158,272
Air Lease Corp. — Class A1	5,052	157,016
AECOM Technology Corp.*,1	5,052	148,680
Dover Corp.[1]	1,500	144,810
MRC Global, Inc.*,1	4,194	135,298
AGCO Corp.[1]	2,173	128,620
Ingersoll-Rand plc[1]	1,959	120,674
Ryder System, Inc.[1]	1,592	117,458
Pitney Bowes, Inc.[1]	3,613	84,183
Waste Connections, Inc.[1]	1,440	62,827
Alaska Air Group, Inc.[1]	673	49,378
GATX Corp.[1]	827	43,145
Manpowergroup, Inc.[1]	459	39,410
Kirby Corp.*,1	367	36,425
AMERCO*,1	153	36,390
United Rentals, Inc.*,1	337	26,269
Delta Air Lines, Inc.[1]	705	19,366
Boeing Co.[1]	92	12,557
Dun & Bradstreet Corp.[1]	92	11,293
ITT Corp.[1]	92	3,995
Allegion plc*	1	29
Total Industrials		3,824,935

ENERGY - 3.3%
PAA Natural Gas Storage, LP1	32,944	757,712
PVR Partners, LP1	28,069	753,091
Hess Corp.[1]	2,970	246,510
Chevron Corp.[1]	1,959	244,699
Murphy Oil Corp.[1]	3,705	240,379
ConocoPhillips[1]	2,664	188,212
Superior Energy Services, Inc.*,1	6,215	165,381
Helmerich & Payne, Inc.[1]	1,868	157,061
Denbury Resources, Inc.*,1	8,053	132,311
Marathon Petroleum Corp.[1]	1,316	120,716
Continental Resources, Inc.*,1	919	103,406
SM Energy Co.[1]	1,194	99,233
Chesapeake Energy Corp.[1]	3,551	96,374
Phillips 66[1]	797	61,473
Valero Energy Corp.[1]	1,102	55,541
Patterson-UTI Energy, Inc.[1]	1,806	45,728
Noble Energy, Inc.[1]	551	37,529
Energen Corp.[1]	337	23,843
Golar LNG Ltd.[1]	336	12,193
Anadarko Petroleum Corp.[1]	153	12,136
Pioneer Natural Resources Co.	1	184
Total Energy		3,553,712

UTILITIES - 3.2%
UNS Energy Corp.	18,046	1,080,054
Westar Energy, Inc.[1]	7,655	246,262
CMS Energy Corp.[1]	9,124	244,250
DTE Energy Co.[1]	3,643	241,859
Alliant Energy Corp.[1]	4,685	241,746
Atmos Energy Corp.[1]	5,052	229,462
Great Plains Energy, Inc.[1]	8,971	217,457
Pinnacle West Capital Corp.[1]	3,950	209,034
Northeast Utilities[1]	4,378	185,583
NRG Energy, Inc.[1]	5,450	156,524
AES Corp.[1]	7,204	104,530
UGI Corp.[1]	1,776	73,633
NiSource, Inc.[1]	2,173	71,448
AGL Resources, Inc.[1]	1,500	70,845
Integrys Energy Group, Inc.[1]	581	31,612
Total Utilities		3,404,299

CONSUMER STAPLES - 2.2%
Archer-Daniels-Midland Co.[1]	5,910	256,494
Tyson Foods, Inc. — Class A1	7,379	246,900
Energizer Holdings, Inc.[1]	2,205	238,669
Molson Coors Brewing Co. — Class B1	4,194	235,493
Kroger Co.[1]	5,756	227,535
JM Smucker Co.[1]	2,051	212,525

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2013
MULTI-HEDGE STRATEGIES FUND

	Shares	Value

General Mills, Inc.[1]	3,705	$184,917
Hormel Foods Corp.[1]	3,827	172,866
Herbalife Ltd.	1,978	155,668
CVS Caremark Corp.[1]	1,806	129,255
Coca-Cola Enterprises, Inc.[1]	2,921	128,904
Flowers Foods, Inc.[1]	5,803	124,590
Nu Skin Enterprises, Inc. —
Class A1	459	63,443
Constellation Brands, Inc. —
Class A*,1	214	15,061
Green Mountain Coffee
Roasters, Inc.*,1	184	13,907
Spartan Stores, Inc.	1	19
Total Consumer Staples		2,406,246

MATERIALS - 1.7%
Dow Chemical Co.[1]	6,154	273,237
Westlake Chemical Corp.[1]	2,113	257,934
LyondellBasell Industries N.V. —
Class A1	3,123	250,714
Reliance Steel & Aluminum Co.[1]	3,276	248,452
Rock Tenn Co. — Class A1	2,357	247,508
Avery Dennison Corp.[1]	4,072	204,374
Cabot Corp.[1]	2,419	124,337
Greif, Inc. — Class A1	2,113	110,721
Steel Dynamics, Inc.[1]	4,868	95,121
Packaging Corporation of America[1]	214	13,542
NewMarket Corp.[1]	30	10,025
CF Industries Holdings, Inc.[1]	30	6,991
Ecolab, Inc.[1]	30	3,128
Total Materials		1,846,084

TELECOMMUNICATION SERVICES - 0.1%
Verizon Communications, Inc.[1]	1,592	78,231
AT&T, Inc.[1]	337	11,849
Total Telecommunication Services		90,080
Total Common Stocks
(Cost $39,187,089)		45,096,336

CLOSED-END FUNDS† - 14.2%
BlackRock Enhanced Equity
Dividend Trust[1]	101,635	806,983
BlackRock Credit Allocation
Income Trust[1]	59,586	778,193
Eaton Vance Enhanced Equity
Income Fund II1	57,883	751,900
AllianceBernstein Income Fund, Inc.[1]	102,775	732,787
Adams Express Co.[1]	55,507	725,476
Western Asset/Claymore Inflation-Linked
Opportunities & Income Fund[1,6]	63,823	719,285
Cohen & Steers REIT and Preferred
Income Fund, Inc.[1]	44,447	697,818
AllianzGI Equity & Convertible
Income Fund[1]	31,488	614,647
Nuveen Dividend Advantage
Municipal Income Fund[1]	44,214	553,559
BlackRock Income Opportunity
Trust, Inc.[1]	44,965	436,161
Zweig Total Return Fund, Inc.[1]	28,300	394,502
Western Asset/Claymore Inflation-Linked
Securities & Income Fund[1,6]	33,242	379,624
Tri-Continental Corp.[1]	18,310	365,834
Gabelli Dividend & Income Trust[1]	16,280	360,928
Eaton Vance Risk-Managed
Diversified Equity Income Fund[1]	30,312	341,616
Morgan Stanley Emerging Markets
Debt Fund, Inc.[1]	34,781	331,811
Advent Claymore Convertible
Securities and Income Fund II1	40,562	295,291
BlackRock Global Opportunities
Equity Trust[1]	19,726	295,101
Swiss Helvetia Fund, Inc.[1]	19,884	277,382
John Hancock Hedged Equity &
Income Fund[1]	16,140	275,510
Nuveen Maryland Premium
Income Municipal Fund[1]	22,997	274,354
General American Investors
Company, Inc.[1]	7,564	266,253
Gabelli Healthcare & WellnessRx
Trust[1]	23,317	242,030
First Trust Enhanced Equity
Income Fund[1]	17,056	227,186
Western Asset Worldwide
Income Fund, Inc.[1]	17,691	215,476
Madison Covered Call & Equity
Strategy Fund[1]	25,608	209,217
China Fund, Inc.[1]	9,977	207,621
GDL Fund[1]	17,845	196,652
BlackRock MuniYield Michigan
Quality Fund II, Inc.[1]	16,886	194,020
Central Europe Russia and Turkey
Fund, Inc.[1]	5,884	179,756
Royce Value Trust, Inc.[1]	10,640	170,240
Putnam High Income Securities Fund[1]	19,600	161,896
Royce Micro-Capital Trust, Inc.[1]	12,738	160,626
Morgan Stanley Income Securities, Inc.[1]	9,535	160,474
Cohen & Steers Infrastructure
Fund, Inc.[1]	7,749	159,629
Clough Global Allocation Fund[1]	10,177	156,522
MFS InterMarket Income Trust I1	16,541	134,148
Lazard Global Total Return and
Income Fund, Inc.[1]	7,482	131,833
Clough Global Opportunities Fund[1]	8,207	107,265
Eaton Vance Enhanced Equity
Income Fund[1]	7,631	99,203
Ellsworth Fund Ltd.[1]	11,985	98,157
Bancroft Fund Ltd.[1]	5,181	96,367
Liberty All Star Equity Fund[1]	15,676	93,586
Morgan Stanley India Investment
Fund, Inc.*,1	5,327	93,116
New Ireland Fund, Inc.[1]	7,249	93,077
Korea Equity Fund, Inc.[1]	10,766	89,573
Nuveen New Jersey Dividend
Advantage Municipal Fund[1]	6,998	87,335
Liberty All Star Growth Fund, Inc.[1]	15,533	87,295

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2013
MULTI-HEDGE STRATEGIES FUND

	Shares	Value

Morgan Stanley Asia-Pacific Fund, Inc.[1]	5,184	$86,365
Delaware Investments National
Municipal Income Fund[1]	7,217	84,295
Helios Strategic Income Fund, Inc.[1]	10,873	72,414
Madison Strategic Sector Premium Fund[1]	5,719	68,399
Japan Smaller Capitalization Fund, Inc.[1]	6,583	60,366
First Trust Dividend and Income Fund[1]	6,406	56,373
DWS Global High Income Fund, Inc.[1]	6,296	50,368
Asia Tigers Fund, Inc.[1]	4,362	48,985
Nuveen Pennsylvania Dividend
Advantage Municipal Fund 2[1]	3,677	43,756
Korea Fund, Inc.*,1	923	38,202
European Equity Fund, Inc.*,1	4,166	37,577
India Fund, Inc.[1]	1,702	34,040
New Germany Fund, Inc.[1]	1,565	31,190
Templeton Dragon Fund, Inc.[1]	1,037	26,838
Aberdeen Greater China Fund, Inc.[1]	545	5,537
Total Closed-End Funds
(Cost $14,196,168)		15,272,020

	Face
	Amount
REPURCHASE AGREEMENTS††,3 - 32.2%
Mizuho Financial Group, Inc.
issued 12/31/13 at 0.01%
due 01/02/14	$27,422,572	27,422,572
HSBC Group
issued 12/31/13 at 0.01%
due 01/02/14	4,423,180	4,423,180
Deutsche Bank
issued 12/31/13 at 0.01%
due 01/02/14	2,745,191	2,745,191
Total Repurchase Agreements
(Cost $34,590,943)		34,590,943

SECURITIES LENDING COLLATERAL††,4 - 0.1%
Repurchase Agreements
HSBC Securities, Inc.
issued 12/31/13 at 0.01%
due 01/02/14	119,618	119,618
Deutsche Bank Securities, Inc.
issued 12/31/13 at 0.02%
due 01/02/14	17,632	17,632
Total Securities Lending Collateral
(Cost $137,250)		137,250
Total Investments - 88.5%
(Cost $88,111,450)		$95,096,549

	Shares
COMMON STOCKS SOLD SHORT† - (32.6)%
TELECOMMUNICATION SERVICES - (0.1)%
Crown Castle International Corp.*	276	(20,267)
Level 3 Communications, Inc.*	1,501	(49,788)
Total Telecommunication Services		(70,055)

MATERIALS - (1.6)%
Domtar Corp.	62	(5,849)
Kronos Worldwide, Inc.	398	(7,582)
Newmont Mining Corp.	429	(9,880)
Alcoa, Inc.	4,656	(49,493)
Air Products & Chemicals, Inc.	460	(51,419)
Royal Gold, Inc.	1,715	(79,010)
Silgan Holdings, Inc.	1,746	(83,843)
Aptargroup, Inc.	1,532	(103,885)
Southern Copper Corp.	3,707	(106,428)
Sigma-Aldrich Corp.	1,225	(115,162)
MeadWestvaco Corp.	3,217	(118,804)
FMC Corp.	1,593	(120,208)
Celanese Corp. — Class A	2,174	(120,245)
Praxair, Inc.	949	(123,398)
Ball Corp.	2,420	(125,017)
Tahoe Resources, Inc.*	7,627	(126,913)
EI du Pont de Nemours & Co.	1,991	(129,355)
Huntsman Corp.	5,269	(129,617)
Compass Minerals International, Inc.	1,685	(134,884)
Total Materials		(1,740,992)

UTILITIES - (1.8)%
American Water Works Company, Inc.	827	(34,949)
Hawaiian Electric Industries, Inc.	2,849	(74,245)
ITC Holdings Corp.	797	(76,369)
Aqua America, Inc.	3,301	(77,871)
TECO Energy, Inc.	5,820	(100,337)
FirstEnergy Corp.	3,217	(106,097)
NextEra Energy, Inc.	1,256	(107,539)
Exelon Corp.	4,044	(110,765)
Questar Corp.	4,932	(113,387)
CenterPoint Energy, Inc.	4,962	(115,019)
Consolidated Edison, Inc.	2,114	(116,862)
Dominion Resources, Inc.	1,859	(120,259)
Ameren Corp.	3,339	(120,738)
Pepco Holdings, Inc.	6,372	(121,896)
Southern Co.	2,971	(122,138)
Calpine Corp.*	6,280	(122,523)
MDU Resources Group, Inc.	4,095	(125,102)
ONEOK, Inc.	2,022	(125,728)
Total Utilities		(1,891,824)

CONSUMER STAPLES - (2.1)%
Costco Wholesale Corp.	184	(21,898)
PepsiCo, Inc.	521	(43,212)
Whole Foods Market, Inc.	889	(51,411)
Philip Morris International, Inc.	613	(53,411)
Church & Dwight Company, Inc.	1,011	(67,009)
Avon Products, Inc.	6,042	(104,043)
Fresh Market, Inc.*	2,696	(109,188)
Wal-Mart Stores, Inc.	1,409	(110,874)
Dean Foods Co.*	6,723	(115,568)
Mead Johnson Nutrition Co. — Class A	1,409	(118,018)
Brown-Forman Corp. — Class B	1,578	(119,249)
Kellogg Co.	1,960	(119,697)
McCormick & Company, Inc.	1,746	(120,334)
Beam, Inc.	1,777	(120,943)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2013
MULTI-HEDGE STRATEGIES FUND

	Shares	Value

Colgate-Palmolive Co.	1,859	$(121,225)
Estee Lauder Companies, Inc. — Class A	1,623	(122,244)
Bunge Ltd.	1,501	(123,247)
Coca-Cola Co.	3,002	(124,013)
Mondelez International, Inc. —
Class A	3,584	(126,515)
Sysco Corp.	3,584	(129,382)
Campbell Soup Co.	3,063	(132,567)
Monster Beverage Corp.*	1,960	(132,829)
Total Consumer Staples		(2,286,877)

HEALTH CARE - (2.3)%
IDEXX Laboratories, Inc.*	62	(6,595)
Boston Scientific Corp.*	642	(7,717)
Bruker Corp.*	888	(17,556)
Cubist Pharmaceuticals, Inc.*	337	(23,209)
Pharmacyclics, Inc.*	245	(25,916)
Varian Medical Systems, Inc.*	429	(33,329)
Agilent Technologies, Inc.	613	(35,057)
Salix Pharmaceuticals Ltd.*	490	(44,071)
HCA Holdings, Inc.*	1,532	(73,092)
Techne Corp.	889	(84,162)
Actavis plc*	551	(92,568)
Alexion Pharmaceuticals, Inc.*	705	(93,807)
Theravance, Inc.*	2,879	(102,636)
Health Net, Inc.*	3,676	(109,067)
CR Bard, Inc.	827	(110,768)
Alere, Inc.*	3,094	(112,003)
BioMarin Pharmaceutical, Inc.*	1,715	(120,513)
Merck & Company, Inc.	2,420	(121,121)
Endo Health Solutions, Inc.*	1,807	(121,900)
Incyte Corporation Ltd.*	2,420	(122,525)
Medivation, Inc.*	1,930	(123,173)
Allscripts Healthcare Solutions, Inc.*	8,117	(125,489)
Hologic, Inc.*	5,729	(128,043)
Forest Laboratories, Inc.*	2,144	(128,704)
Vertex Pharmaceuticals, Inc.*	1,777	(132,031)
Community Health Systems, Inc.*	9,423	(370,041)
Total Health Care		(2,465,093)

INFORMATION TECHNOLOGY - (3.3)%
Applied Materials, Inc.	62	(1,097)
Compuware Corp.	184	(2,063)
Red Hat, Inc.*	122	(6,837)
F5 Networks, Inc.*	214	(19,444)
Western Union Co.	1,378	(23,771)
Pandora Media, Inc.*	1,041	(27,691)
Concur Technologies, Inc.*	276	(28,478)
Nuance Communications, Inc.*	2,174	(33,045)
Linear Technology Corp.	735	(33,479)
JDS Uniphase Corp.*	2,726	(35,383)
Citrix Systems, Inc.*	613	(38,772)
National Instruments Corp.	2,052	(65,705)
Freescale Semiconductor Ltd.*	4,534	(72,771)
Teradata Corp.*	1,654	(75,240)
Rackspace Hosting, Inc.*	2,083	(81,508)
NCR Corp.*	2,665	(90,770)
Global Payments, Inc.	1,562	(101,514)
Altera Corp.	3,277	(106,601)
Juniper Networks, Inc.*	4,870	(109,916)
Zynga, Inc. — Class A*	29,713	(112,909)
TIBCO Software, Inc.*	5,146	(115,682)
Automatic Data Processing, Inc.	1,471	(118,872)
Diebold, Inc.	3,676	(121,345)
Atmel Corp.*	15,960	(124,967)
Equinix, Inc.*	705	(125,102)
Paychex, Inc.	2,757	(125,526)
VMware, Inc. — Class A*	1,409	(126,401)
Informatica Corp.*	3,063	(127,115)
Riverbed Technology, Inc.*	7,046	(127,392)
Solera Holdings, Inc.	1,807	(127,863)
Fairchild Semiconductor International,
Inc. — Class A*	9,619	(128,414)
Salesforce.com, Inc.*	2,328	(128,482)
Polycom, Inc.*	11,487	(128,999)
Visa, Inc. — Class A	582	(129,600)
VeriFone Systems, Inc.*	4,870	(130,613)
Stratasys Ltd.*	981	(132,141)
ON Semiconductor Corp.*	16,297	(134,287)
Fortinet, Inc.*	7,107	(135,957)
Palo Alto Networks, Inc.*	2,482	(142,641)
Total Information Technology		(3,498,393)

ENERGY - (3.3)%
RPC, Inc.	92	(1,642)
Tesoro Corp.	62	(3,627)
Pioneer Natural Resources Co.	33	(6,074)
FMC Technologies, Inc.*	1,409	(73,564)
Newfield Exploration Co.*	4,166	(102,609)
Laredo Petroleum, Inc.*	3,829	(106,025)
Cobalt International Energy, Inc.*	6,923	(113,883)
Concho Resources, Inc.*	1,073	(115,884)
Kosmos Energy Ltd.*	10,752	(120,207)
Ultra Petroleum Corp.*	5,575	(120,699)
Devon Energy Corp.	1,960	(121,265)
Southwestern Energy Co.*	3,125	(122,906)
CONSOL Energy, Inc.	3,309	(125,874)
Range Resources Corp.	1,501	(126,549)
Dresser-Rand Group, Inc.*	2,144	(127,847)
Peabody Energy Corp.	6,586	(128,625)
Williams Companies, Inc.	3,339	(128,785)
SandRidge Energy, Inc.*	21,780	(132,205)
Teekay Corp.	2,757	(132,364)
McDermott International, Inc.*	15,562	(142,548)
Regency Energy Partners, LP	28,630	(751,824)
Plains All American Pipeline, LP	14,660	(758,947)
Total Energy		(3,563,953)

CONSUMER DISCRETIONARY - (3.5)%
Delphi Automotive plc	62	(3,728)
Goodyear Tire & Rubber Co.	244	(5,820)
Deckers Outdoor Corp.*	92	(7,770)
Dollar Tree, Inc.*	245	(13,823)
Hasbro, Inc.	306	(16,833)
Tesla Motors, Inc.*	122	(18,346)
McDonald’s Corp.	214	(20,764)
Harley-Davidson, Inc.	337	(23,334)
Best Buy Company, Inc.	613	(24,446)

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2013
MULTI-HEDGE STRATEGIES FUND

	Shares	Value

Garmin Ltd.	613	$(28,333)
Madison Square Garden Co. — Class A*	521	(29,999)
Choice Hotels International, Inc.	876	(43,020)
Cabela’s, Inc.*	674	(44,929)
Wynn Resorts Ltd.	306	(59,428)
Harman International Industries, Inc.	797	(65,234)
Ulta Salon Cosmetics & Fragrance, Inc.*	705	(68,047)
Coach, Inc.	1,317	(73,923)
DSW, Inc. — Class A	1,838	(78,538)
Carnival Corp.	2,236	(89,820)
Netflix, Inc.*	245	(90,202)
Groupon, Inc. — Class A*	7,751	(91,229)
Morningstar, Inc.	1,379	(107,686)
Family Dollar Stores, Inc.	1,685	(109,474)
CarMax, Inc.*	2,358	(110,873)
L Brands, Inc.	1,838	(113,680)
Marriott International, Inc. — Class A	2,377	(117,329)
Panera Bread Co. — Class A*	674	(119,089)
Yum! Brands, Inc.	1,593	(120,447)
Apollo Education Group, Inc. —
Class A*	4,442	(121,355)
Chico’s FAS, Inc.	6,464	(121,782)
Clear Channel Outdoor Holdings,
Inc. — Class A	12,099	(122,684)
Allison Transmission Holdings, Inc.	4,472	(123,472)
Cinemark Holdings, Inc.	3,707	(123,554)
Ross Stores, Inc.	1,654	(123,934)
PVH Corp.	919	(125,002)
Advance Auto Parts, Inc.	1,133	(125,401)
Dick’s Sporting Goods, Inc.	2,174	(126,309)
DISH Network Corp. — Class A*	2,236	(129,509)
Tempur Sealy International, Inc.*	2,420	(130,583)
DreamWorks Animation SKG, Inc. —
Class A*	3,707	(131,599)
Expedia, Inc.	1,930	(134,445)
Cablevision Systems Corp. — Class A	7,505	(134,565)
Lennar Corp. — Class A	3,431	(135,730)
DR Horton, Inc.	6,341	(141,531)
Total Consumer Discretionary		(3,747,599)

INDUSTRIALS - (4.4)%
Stericycle, Inc.*	62	(7,203)
Owens Corning*	368	(14,985)
Regal-Beloit Corp.	214	(15,776)
Parker Hannifin Corp.	154	(19,811)
Cintas Corp.	368	(21,929)
Nordson Corp.	306	(22,736)
Clean Harbors, Inc.*	521	(31,239)
Lockheed Martin Corp.	214	(31,813)
WESCO International, Inc.*	429	(39,069)
Joy Global, Inc.	705	(41,235)
Kennametal, Inc.	919	(47,852)
IHS, Inc. — Class A*	613	(73,376)
MSC Industrial Direct Company,
Inc. — Class A	919	(74,320)
Con-way, Inc.	2,022	(80,294)
WABCO Holdings, Inc.*	1,011	(94,438)
J.B. Hunt Transport Services, Inc.	1,225	(94,693)
CH Robinson Worldwide, Inc.	1,715	(100,053)
CSX Corp.	3,645	(104,867)
Stanley Black & Decker, Inc.	1,317	(106,269)
Covanta Holding Corp.	6,096	(108,204)
WW Grainger, Inc.	439	(112,129)
KBR, Inc.	3,645	(116,239)
Navistar International Corp.*	3,063	(116,976)
Verisk Analytics, Inc. — Class A*	1,807	(118,756)
Fastenal Co.	2,542	(120,770)
Cummins, Inc.	857	(120,811)
Kansas City Southern	981	(121,477)
United Parcel Service, Inc. — Class B	1,165	(122,418)
Pall Corp.	1,440	(122,904)
TransDigm Group, Inc.	766	(123,341)
Expeditors International of
Washington, Inc.	2,788	(123,369)
Landstar System, Inc.	2,165	(124,379)
Xylem, Inc.	3,615	(125,079)
United Technologies Corp.	1,103	(125,521)
Copart, Inc.*	3,431	(125,746)
Triumph Group, Inc.	1,654	(125,820)
General Dynamics Corp.	1,317	(125,839)
Donaldson Company, Inc.	2,910	(126,469)
Toro Co.	1,991	(126,628)
Emerson Electric Co.	1,807	(126,815)
Harsco Corp.	4,564	(127,929)
SPX Corp.	1,287	(128,198)
Rollins, Inc.	4,258	(128,975)
Iron Mountain, Inc.	4,350	(132,023)
Armstrong World Industries, Inc.*	2,298	(132,387)
Chicago Bridge & Iron Company N.V.	1,593	(132,442)
3M Co.	949	(133,097)
Textron, Inc.	3,707	(136,269)
United Continental Holdings, Inc.*	3,921	(148,331)
Total Industrials		(4,781,299)

FINANCIALS - (10.2)%
Plum Creek Timber Company, Inc.	62	(2,884)
Equity Residential	92	(4,772)
Chubb Corp.	62	(5,991)
BioMed Realty Trust, Inc.	368	(6,668)
St. Joe Co.*	919	(17,636)
WR Berkley Corp.	490	(21,261)
Aflac, Inc.	337	(22,512)
Principal Financial Group, Inc.	460	(22,683)
Invesco Ltd.	643	(23,405)
Prudential Financial, Inc.	337	(31,078)
Franklin Resources, Inc.	551	(31,809)
T. Rowe Price Group, Inc.	398	(33,340)
Kilroy Realty Corp.	705	(35,377)
UDR, Inc.	1,777	(41,493)
McGraw Hill Financial, Inc.	582	(45,512)
Comerica, Inc.	1,073	(51,010)
Legg Mason, Inc.	1,532	(66,611)
BB&T Corp.	1,807	(67,437)
BRE Properties, Inc.	1,317	(72,053)
CNA Financial Corp.	1,838	(78,832)
MetLife, Inc.	1,593	(85,895)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2013
MULTI-HEDGE STRATEGIES FUND

	Shares	Value

American Tower Corp. — Class A	1,103	$(88,041)
E*TRADE Financial Corp.*	4,534	(89,048)
BankUnited, Inc.	2,879	(94,777)
American Campus Communities, Inc.	2,971	(95,696)
Realty Income Corp.	2,573	(96,050)
Washington Federal, Inc.	4,136	(96,327)
Mack-Cali Realty Corp.	4,718	(101,343)
Boston Properties, Inc.	1,011	(101,474)
AvalonBay Communities, Inc.	889	(105,106)
Lazard Ltd. — Class A	2,390	(108,315)
Eaton Vance Corp.	2,573	(110,099)
White Mountains Insurance
Group Ltd.	184	(110,967)
Piedmont Office Realty Trust,
Inc. — Class A	6,770	(111,840)
Alexandria Real Estate Equities, Inc.	1,777	(113,053)
Arthur J Gallagher & Co.	2,420	(113,571)
Brown & Brown, Inc.	3,624	(113,757)
Interactive Brokers Group, Inc. —
Class A	4,718	(114,836)
First Citizens BancShares, Inc. —
Class A	521	(115,990)
Duke Realty Corp.	7,811	(117,477)
CME Group, Inc. — Class A	1,501	(117,768)
Vornado Realty Trust	1,348	(119,690)
Forest City Enterprises, Inc. —
Class A*	6,280	(119,948)
Bank of Hawaii Corp.	2,052	(121,355)
SL Green Realty Corp.	1,317	(121,664)
ProAssurance Corp.	2,512	(121,782)
Validus Holdings Ltd.	3,033	(122,200)
Commerce Bancshares, Inc.	2,737	(122,901)
Marsh & McLennan Companies, Inc.	2,542	(122,931)
Mercury General Corp.	2,482	(123,380)
Loews Corp.	2,573	(124,122)
Markel Corp.*	214	(124,195)
Hartford Financial Services
Group, Inc.	3,431	(124,305)
Howard Hughes Corp.*	1,041	(125,024)
Signature Bank*	1,165	(125,144)
Cullen/Frost Bankers, Inc.	1,685	(125,415)
Jones Lang LaSalle, Inc.	1,225	(125,428)
Bank of New York Mellon Corp.	3,645	(127,356)
American Express Co.	1,409	(127,839)
Northern Trust Corp.	2,083	(128,917)
MSCI, Inc. — Class A*	3,100	(135,532)
United Bankshares, Inc.	21,193	(666,520)
KKR & Company, LP	29,857	(726,720)
Union First Market Bankshares Corp.	41,992	(1,041,822)
Umpqua Holdings Corp.	79,280	(1,517,419)
M&T Bank Corp.	13,931	(1,621,847)
Total Financials		(10,947,250)
Total Common Stock Sold Short
(Proceeds $30,989,426)		(34,993,335)

EXCHANGE TRADED FUNDS SOLD SHORT† - (15.0)%
iShares MSCI EAFE ETF	26	(1,744)
iShares MSCI Emerging Markets ETF	117	(4,887)
iShares MSCI Australia ETF	642	(15,646)
iShares MSCI Thailand Capped ETF	248	(17,025)
iShares MSCI Austria Capped ETF	870	(17,235)
iShares MSCI South Africa ETF	269	(17,348)
iShares MSCI France ETF	741	(21,081)
iShares MSCI Sweden ETF	708	(25,368)
iShares MSCI Italy Capped ETF	1,920	(29,933)
iShares MSCI Spain Capped ETF	874	(33,710)
iShares MSCI Mexico Capped ETF	528	(35,904)
iShares MSCI Chile Capped ETF	786	(37,343)
iShares MSCI Turkey ETF	801	(38,176)
Market Vectors Gold Miners ETF	1,902	(40,170)
iShares MSCI Singapore ETF	3,291	(43,342)
iShares JP Morgan USD Emerging
Markets Bond ETF	409	(44,237)
iShares MSCI Belgium Capped ETF	2,959	(48,498)
iShares MSCI Germany ETF	1,645	(52,245)
iShares MSCI Malaysia ETF	3,340	(52,839)
iShares MSCI Brazil Capped ETF	1,212	(54,152)
iShares MSCI Hong Kong ETF	3,550	(73,130)
iShares MSCI Netherlands ETF	3,058	(79,294)
iShares MSCI United Kingdom ETF	4,329	(90,390)
iShares MSCI Taiwan ETF	7,334	(105,756)
iShares China Large-Capital ETF	2,884	(110,601)
iShares MSCI Canada ETF	3,798	(110,750)
iShares MSCI Japan ETF	10,234	(124,138)
iShares MSCI South Korea Capped ETF	2,148	(138,911)
Market Vectors Russia ETF	4,985	(143,917)
iPath MSCI India Index ETN*	2,815	(160,342)
iShares MSCI Switzerland Capped ETF	7,794	(257,124)
iShares 20+ Year Treasury Bond ETF	2,642	(269,114)
Powershares QQQ Trust Series 1	3,609	(317,448)
iShares iBoxx $ Investment Grade
Corporate Bond ETF	2,983	(340,688)
iShares TIPS Bond ETF	4,119	(452,678)
iShares US Real Estate ETF	8,018	(505,856)
iShares Russell 1000 Value ETF	6,561	(617,784)
iShares Russell 2000 ETF	6,245	(720,111)
PowerShares Emerging Markets
Sovereign Debt Portfolio	28,089	(758,403)
SPDR Barclays High Yield Bond ETF	32,479	(1,317,348)
iShares 7-10 Year Treasury Bond ETF	20,382	(2,022,710)
iShares Core Total US Bond Market ETF	20,404	(2,171,598)
SPDR S&P 500 ETF Trust	25,198	(4,653,315)

Total Exchange Traded Funds Sold Short
(Proceeds $15,314,182)		(16,172,289)

Total Securities Sold Short- (47.6)%
(Proceeds $46,303,608)		$(51,165,624)
Other Assets & Liabilities, net - 59.1%		63,506,251
Total Net Assets - 100.0%		$107,437,176

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2013
MULTI-HEDGE STRATEGIES FUND

		Unrealized
	Contracts	Gain (Loss)

CURRENCY FUTURES CONTRACTS PURCHASED†
March 2014 British Pound
Futures Contracts
(Aggregate Value of
Contracts $4,138,000)	40	$60,933
March 2014 Euro FX
Futures Contracts
(Aggregate Value of
Contracts $4,643,325)	27	31,466
March 2014 Swiss Franc
Futures Contracts
(Aggregate Value of
Contracts $3,224,888)	23	14,403
(Total Aggregate Value of
Contracts $12,006,213)		$106,802

COMMODITY FUTURES CONTRACTS PURCHASED†
September 2014 WTI Crude
Futures Contracts
(Aggregate Value of
Contracts $5,686,200)	60	$103,162
June 2014 Live Cattle
Futures Contracts
(Aggregate Value of
Contracts $5,180,000)	100	102,177
October 2014 Lean Hogs
Futures Contracts
(Aggregate Value of
Contracts $5,190,950)	155	92,366
December 2014 Cotton #2
Futures Contracts
(Aggregate Value of
Contracts $5,136,510)	131	76,574
March 2014 Cocoa
Futures Contracts
(Aggregate Value of
Contracts $757,960)	28	60,390
May 2014 Gasoline RBOB
Futures Contracts
(Aggregate Value of
Contracts $4,967,928)	40	11,808
March 2014 Copper
Futures Contracts
(Aggregate Value of
Contracts $424,250)	5	256
February 2014 New York Harbor
Ultra-Low Sulfur Diesel
Futures Contracts
(Aggregate Value of
Contracts $515,474)	4	156
February 2014 Gasoline RBOB
Futures Contracts
(Aggregate Value of
Contracts $1,053,940)	9	(10,769)
March 2014 LME Zinc
Futures Contracts
(Aggregate Value of
Contracts $771,750)	15	(22,553)
March 2014 LME Lead
Futures Contracts
(Aggregate Value of
Contracts $721,126)	13	(23,088)
March 2014 Natural Gas
Futures Contracts
(Aggregate Value of
Contracts $1,264,200)	30	(36,097)
December 2014 Cocoa
Futures Contracts
(Aggregate Value of
Contracts $5,013,500)	185	(89,207)
November 2014 Soybean
Futures Contracts
(Aggregate Value of
Contracts $5,377,000)	95	(287,463)

(Total Aggregate Value of
Contracts $42,060,788)		$(22,288)

INTEREST RATE FUTURES CONTRACTS PURCHASED†
March 2014 U.S. Treasury 10 Year
Note Futures Contracts
(Aggregate Value of
Contracts $18,431,250)	150	$(344,749)

EQUITY FUTURES CONTRACTS PURCHASED†
March 2014 S&P 500 Index
Mini Futures Contracts
(Aggregate Value of
Contracts $17,059,313)	185	$644,239
March 2014 NASDAQ-100 Index
Mini Futures Contracts
(Aggregate Value of
Contracts $574,240)	8	21,249
January 2014 MSCI Taiwan Stock
Index Futures Contracts††
(Aggregate Value of
Contracts $580,412)	19	18,706
March 2014 DAX Index
Futures Contracts††
(Aggregate Value of
Contracts $332,167)	1	17,546
March 2014 Topix Index
Futures Contracts††
(Aggregate Value of
Contracts $249,964)	2	16,661
March 2014 Dow Jones Industrial Average
Index Mini Futures Contracts
(Aggregate Value of
Contracts $330,500)	4	16,474
January 2014 Nikkei 225
Mini Futures Contracts††
(Aggregate Value of
Contracts $216,594)	14	14,329
January 2014 IBEX 35 Index
Futures Contracts††
(Aggregate Value of
Contracts $269,641)	2	13,265

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2013
MULTI-HEDGE STRATEGIES FUND

		Unrealized
	Contracts	Gain (Loss)

January 2014 Amsterdam Index
Futures Contracts††
(Aggregate Value of
Contracts $111,066)	1	$6,589
March 2014 FTSE 100 Index
Futures Contracts††
(Aggregate Value of
Contracts $111,294)	1	4,524
January 2014 CAC40 10 Euro Index
Futures Contracts††
(Aggregate Value of
Contracts $59,315)	1	3,086
January 2014 Mini-Hang Seng
Index Futures Contracts††
(Aggregate Value of
Contracts $90,633)	3	1,981
January 2014 CBOE VIX Index
Futures Contracts
(Aggregate Value of
Contracts $5,603,880)	402	(614,868)
April 2014 CBOE VIX Index
Futures Contracts
(Aggregate Value of
Contracts $5,761,650)	355	(751,564)
(Total Aggregate Value of
Contracts $31,350,669)		$(587,783)

EQUITY FUTURES CONTRACTS SOLD SHORT†
February 2014 CBOE VIX Index
Futures Contracts
(Aggregate Value of
Contracts $5,605,000)	380	$975,774
March 2014 CBOE VIX Index
Futures Contracts
(Aggregate Value of
Contracts $5,694,000)	365	505,870
May 2014 CBOE VIX Index
Futures Contracts
(Aggregate Value of
Contracts $855,780)	51	56,085
March 2014 Russell 2000 Index
Mini Futures Contracts
(Aggregate Value of
Contracts $8,008,140)	69	(336,982)
March 2014 S&P MidCap 400 Index
Mini Futures Contracts
(Aggregate Value of
Contracts $7,911,310)	59	(346,457)
(Total Aggregate Value of
Contracts $28,074,230)		$854,290

COMMODITY FUTURES CONTRACTS SOLD SHORT†
March 2014 Corn
Futures Contracts
(Aggregate Value of
Contracts $716,550)	34	$198,688
February 2014 Gold 100 oz.
Futures Contracts
(Aggregate Value of
Contracts $2,407,600)	20	159,096
March 2014 Soybean Oil
Futures Contracts
(Aggregate Value of
Contracts $2,176,200)	93	88,961
May 2014 Cocoa
Futures Contracts
(Aggregate Value of
Contracts $2,658,740)	98	85,480
March 2014 Silver
Futures Contracts
(Aggregate Value of
Contracts $680,400)	7	55,378
March 2014 WTI Crude
Futures Contracts
(Aggregate Value of
Contracts $5,135,000)	52	50,193
May 2014 Wheat
Futures Contracts
(Aggregate Value of
Contracts $918,000)	30	49,612
September 2014 Cocoa
Futures Contracts
(Aggregate Value of
Contracts $2,350,380)	86	34,420
March 2014 Sugar #11
Futures Contracts
(Aggregate Value of
Contracts $811,642)	44	8,339
April 2014 Gasoline RBOB
Futures Contracts
(Aggregate Value of
Contracts $4,976,664)	40	7,944
January 2014 LME Primary
Aluminum Futures Contracts
(Aggregate Value of
Contracts $1,012,920)	23	361
January 2014 LME Nickel
Futures Contracts
(Aggregate Value of
Contracts $332,232)	4	(3,122)
June 2014 Lean Hogs
Futures Contracts
(Aggregate Value of
Contracts $6,246,240)	156	(6,161)
April 2014 Live Cattle
Futures Contracts
(Aggregate Value of
Contracts $5,141,400)	95	(16,738)
March 2014 Coffee ‘C’
Futures Contracts
(Aggregate Value of
Contracts $788,025)	19	(21,510)

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)	December 31, 2013
MULTI-HEDGE STRATEGIES FUND

		Unrealized
	Contracts	Gain (Loss)

July 2014 Soybean
Futures Contracts
(Aggregate Value of
Contracts $5,106,038)	81	$(22,809)
July 2014 Cotton #2
Futures Contracts
(Aggregate Value of
Contracts $5,160,465)	123	(86,006)
(Total Aggregate Value of
Contracts $46,618,496)		$582,126

CURRENCY FUTURES CONTRACTS SOLD SHORT†
March 2014 Japanese Yen
Futures Contracts
(Aggregate Value of
Contracts $5,226,100)	44	$160,932
March 2014 Australian Dollar
Futures Contracts
(Aggregate Value of
Contracts $4,175,480)	47	44,018
March 2014 Canadian Dollar
Futures Contracts
(Aggregate Value of
Contracts $2,818,800)	30	(3,684)

(Total Aggregate Value of
Contracts $12,220,380)		$201,266

INTEREST RATE FUTURES CONTRACTS SOLD SHORT†
March 2014 U.S. Treasury
2 Year Note Futures Contracts
(Aggregate Value of
Contracts $62,651,016)	285	$102,009

	Units
EQUITY INDEX SWAP AGREEMENTS SOLD SHORT††
Goldman Sachs International
January 2014 Goldman Sachs
Multi-Hedge Strategies Index Swap,
Terminating 01/14/14[5]
(Notional Value $3,458,311)	30,864	$(99,912)

EQUITY INDEX SWAP AGREEMENTS††
Goldman Sachs International
January 2014 Goldman Sachs
Multi-Hedge Strategies Index Swap,
Terminating 01/14/14[5]
(Notional Value $10,966,094)	88,237	$418,672

*	Non-income producing security.
†	Value determined based on Level 1 inputs unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as short security collateral at December 31, 2013.
[2]	All or portion of this security is on loan at December 31, 2013 — See Note 11.
[3]	Repurchase Agreements — See Note 5.
[4]	Securities lending collateral — See Note 11.
[5]	Total Return based on Goldman Sachs Multi-Hedge Strategies Index +/- financing at a variable rate.
[6]	Investment in a product that pays a management fee to a party related to the advisor.

ADR — American Depositary Receipt

plc — Public Limited Company

REIT — Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

MULTI-HEDGE STRATEGIES FUND

CONSOLIDATED STATEMENT OF
ASSETS AND LIABILITIES

December 31, 2013

Assets:
Investments, at value - including $132,480 of
securities loaned
(cost $53,383,257)	$60,368,356
Repurchase agreements, at value
(cost $34,728,193)	34,728,193
Total investments
(cost $88,111,450)	95,096,549
Segregated cash with broker	61,242,274
Unrealized appreciation on swap agreements	418,672
Receivables:
Securities sold	2,678,125
Fund shares sold	227,292
Dividends	157,401
Variation margin	27,128
Interest	1,286
Total assets	159,848,727
Liabilities:
Securities sold short, at value
(proceeds $46,303,608)	51,165,624
Overdraft due to custodian bank	199,506
Due to broker	179,418
Unrealized depreciation on swap agreements	99,912
Payable for:
Securities purchased	238,830
Upon return of securities loaned	137,250
Fund shares redeemed	133,820
Management fees	101,858
Distribution and service fees	24,862
Miscellaneous	130,471
Total liabilities	52,411,551
Net assets	$107,437,176
Net assets consist of:
Paid in capital	$152,685,953
Accumulated net investment loss	(1,446,348)
Accumulated net realized loss on investments	(47,135,950)
Net unrealized appreciation on investments	3,333,521
Net assets	$107,437,176
A-Class:
Net assets	$18,306,938
Capital shares outstanding	795,001
Net asset value per share	$23.03
Maximum offering price per share
(Net asset value divided by 95.25%)	$24.18
C-Class:
Net assets	$12,704,994
Capital shares outstanding	587,784
Net asset value per share	$21.62
H-Class:
Net assets	$50,989,811
Capital shares outstanding	2,212,743
Net asset value per share	$23.04
Institutional Class:
Net assets	$25,435,433
Capital shares outstanding	1,093,694
Net asset value per share	$23.26

CONSOLIDATED STATEMENT
OF OPERATIONS

Year Ended December 31, 2013

Investment Income:
Dividends (net of foreign withholding tax of $2,672)	$2,104,354
Interest	9,572
Income from securities lending, net	6,338
Total investment income	2,120,264

Expenses:
Management fees	1,335,455
Distribution and service fees:
A-Class	52,045
C-Class	154,308
H-Class	142,601
Short sales dividend expense	1,008,401
Prime broker interest expense	452,740
Trustees’ fees*	13,044
Custodian fees	662
Miscellaneous	(9,340)
Total expenses	3,149,916
Less:
Expenses waived by Advisor	(51,631)
Net expenses	3,098,285
Net investment loss	(978,021)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	15,726,599
Swap agreements	1,497,680
Futures contracts	(65,326)
Foreign currency	241
Securities sold short	(12,745,260)
Options purchased	(4,726)
Net realized gain	4,409,208
Net change in unrealized appreciation
(depreciation) on:
Investments	(241,683)
Securities sold short	(1,644,891)
Swap agreements	318,760
Futures contracts	(125,944)
Options purchased	1,926
Foreign currency	5
Net change in unrealized appreciation
(depreciation)	(1,691,827)
Net realized and unrealized gain	2,717,381
Net increase in net assets resulting
from operations	$1,739,360

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

30 | the GUGGENHEIM FUNDS annual report	See Notes to Financial Statements.

MULTI-HEDGE STRATEGIES FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2013	2012
Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(978,021)	$(2,163,432)
Net realized gain (loss) on investments and foreign currency	4,409,208	(435,038)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(1,691,827)	4,953,461
Net increase in net assets resulting from operations	1,739,360	2,354,991

Capital share transactions:
Proceeds from sale of shares
A-Class	6,631,895	41,635,919
C-Class	7,058,465	9,448,075
H-Class	29,831,781	80,707,028
Institutional Class	12,702,579	15,460,536
Value of proceeds from merger
A-Class	—	1,354,905
C-Class	—	2,433,192
H-Class	—	2,281,147
Cost of shares redeemed
A-Class	(16,377,874)	(40,779,286)
C-Class	(11,244,261)	(8,561,191)
H-Class	(46,597,477)	(83,697,859)
Institutional Class	(1,735,751)	(2,331,387)
Net increase (decrease) from capital share transactions	(19,730,643)	17,951,079
Net increase (decrease) in net assets	(17,991,283)	20,306,070

Net assets:
Beginning of year	125,428,459	105,122,389
End of year	$107,437,176	$125,428,459
Accumulated net investment loss at end of year	$(1,446,348)	$(1,176,791)

Capital share activity:
Shares sold
A-Class	289,566	1,919,863 †
C-Class	326,236	554,953 †
H-Class	1,303,395	3,696,849 †
Institutional Class	550,448	685,352
Shares redeemed
A-Class	(716,106)	(1,816,255)
C-Class	(520,915)	(401,917)
H-Class	(2,035,313)	(3,728,682)
Institutional Class	(75,298)	(102,973)
Net increase (decrease) in shares	(877,987)	807,190

†	Includes 60,298 A-Class, 114,074 C-Class, 101,429 H-Class shares issued in connection with Fund merger — See Note 12.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

MULTI-HEDGE STRATEGIES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	March 31,
A-Class	2013[a]	2012[a]	2011[a]	2010[a]	2009[a,b]	2009
Per Share Data
Net asset value, beginning of period	$22.68	$22.21	$21.66	$20.57	$19.96	$24.61
Income (loss) from investment operations:
Net investment loss[c]	(.18)	(.35)	(.27)	(.40)	(.15)	(.10)
Net gain (loss) on investments
(realized and unrealized)	.53	.82	.98	1.49	.76	(4.37)
Total from investment operations	.35	.47	.71	1.09	.61	(4.47)
Less distributions from:
Net investment income	—	—	(.16)	—	—	(.12)
Net realized gains	—	—	—	—	—	(.06)
Total distributions	—	—	(.16)	—	—	(.18)
Redemption fees collected	—	—	—	— [d]	— [d]	— [d]
Net asset value, end of period	$23.03	$22.68	$22.21	$21.66	$20.57	$19.96

Total Return[e]	1.54%	2.02%	3.39%	5.30%	3.06%	(18.19%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$18,307	$27,700	$24,832	$14,073	$25,010	$45,078
Ratios to average net assets:
Net investment loss	(0.79%)	(1.54%)	(1.23%)	(1.97%)	(1.47%)	(0.46%)
Total expenses[f]	2.74%	3.09%	2.77%	3.56%	2.36%	2.09%
Net expenses[g,h]	2.69%	3.05%	2.65%	3.40%	2.32%	2.09%
Portfolio turnover rate	302%	465%	433%	993%	858%	1,578%

	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	March 31,
C-Class	2013[a]	2012[a]	2011[a]	2010[a]	2009[a,b]	2009
Per Share Data
Net asset value, beginning of period	$21.45	$21.17	$20.80	$19.90	$19.43	$24.13
Income (loss) from investment operations:
Net investment loss[c]	(.35)	(.50)	(.42)	(.55)	(.31)	(.25)
Net gain (loss) on investments
(realized and unrealized)	.52	.78	.95	1.45	.78	(4.27)
Total from investment operations	.17	.28	.53	.90	.47	(4.52)
Less distributions from:
Net investment income	—	—	(.16)	—	—	(.12)
Net realized gains	—	—	—	—	—	(.06)
Total distributions	—	—	(.16)	—	—	(.18)
Redemption fees collected	—	—	—	— [d]	— [d]	— [d]
Net asset value, end of period	$21.62	$21.45	$21.17	$20.80	$19.90	$19.43

Total Return[e]	0.79%	1.23%	2.62%	4.52%	2.42%	(18.76%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,705	$16,780	$13,322	$15,194	$23,494	$28,706
Ratios to average net assets:
Net investment loss	(1.60%)	(2.33%)	(1.99%)	(2.79%)	(2.07%)	(1.09%)
Total expenses[f]	3.50%	3.85%	3.52%	4.41%	3.14%	2.82%
Net expenses[g,h]	3.45%	3.81%	3.39%	4.26%	3.09%	2.82%
Portfolio turnover rate	302%	465%	432%	993%	858%	1,578%

32 | the GUGGENHEIM FUNDS annual report	See Notes to Financial Statements.

MULTI-HEDGE STRATEGIES FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	March 31,
H-Class	2013[a]	2012[a]	2011[a]	2010[a]	2009[a,b]	2009
Per Share Data
Net asset value, beginning of period	$22.69	$22.23	$21.67	$20.58	$19.98	$24.63
Income (loss) from investment operations:
Net investment loss[c]	(.19)	(.36)	(.27)	(.43)	(.21)	(.07)
Net gain (loss) on investments
(realized and unrealized)	.54	.82	.99	1.52	.81	(4.40)
Total from investment operations	.35	.46	.72	1.09	.60	(4.47)
Less distributions from:
Net investment income	—	—	(.16)	—	—	(.12)
Net realized gains	—	—	—	—	—	(.06)
Total distributions	—	—	(.16)	—	—	(.18)
Redemption fees collected	—	—	—	— [d]	— [d]	— [d]
Net asset value, end of period	$23.04	$22.69	$22.23	$21.67	$20.58	$19.98

Total Return[e]	1.54%	2.02%	3.39%	5.30%	3.00%	(18.17%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$50,990	$66,818	$66,161	$44,421	$69,351	$63,229
Ratios to average net assets:
Net investment loss	(0.82%)	(1.59%)	(1.25%)	(2.08%)	(1.18%)	(0.31%)
Total expenses[f]	2.75%	3.07%	2.78%	3.69%	2.37%	2.07%
Net expenses[g,h]	2.71%	3.03%	2.65%	3.54%	2.33%	2.07%
Portfolio turnover rate	302%	465%	433%	993%	858%	1,578%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

MULTI-HEDGE STRATEGIES FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,
Institutional Class	2013[a]	2012[a]	2011[a]	2010[a,i]
Per Share Data
Net asset value, beginning of period	$22.84	$22.32	$21.71	$20.61
Income (loss) from investment operations:
Net investment loss[c]	(.13)	(.33)	(.22)	(.43)
Net gain on investments (realized and unrealized)	.55	.85	.99	1.53
Total from investment operations	.42	.52	.77	1.10
Less distributions from:
Net investment income	—	—	(.16)	—
Total distributions	—	—	(.16)	—
Redemption fees collected	—	—	—	— [d]
Net asset value, end of period	$23.26	$22.84	$22.32	$21.71
Total Return[e]	1.84%	2.28%	3.61%	5.34%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$25,435	$14,130	$807	$296
Ratios to average net assets: Net investment income (loss)	0.54%	(1.46%)	(0.99%)	(3.10%)
Total expenses[f]	2.56%	3.05%	2.52%	5.13%
Net expenses[g,h]	2.51%	3.01%	2.40%	4.98%
Portfolio turnover rate	302%	465%	433%	993%

[a]	Consolidated.
[b]	The fund changed its fiscal year end from March 31 to December 31 in 2009. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[c]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[d]	Redemption fees collected are less than $0.01 per share.
[e]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[f]	Does not include expenses of the underlying funds in which the Fund invests.
[g]	Net expense information reflects the expense ratios after expense waivers, and may include interest or dividend expense.
[h]	Excluding interest and dividend expense related to short sales, the operating expense ratios for the years or periods presented would be:

	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09	3/31/09
A-Class	1.40%	1.40%	1.41%	1.41%	1.40%	1.40%
C-Class	2.15%	2.15%	2.15%	2.15%	2.17%	2.17%
H-Class	1.40%	1.40%	1.41%	1.41%	1.41%	1.40%
Institutional Class	1.15%	1.15%	1.16%	1.17%	N/A	N/A

[i]	Since commencement of operations: May 3, 2010. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

34 | the GUGGENHEIM FUNDS annual report	See Notes to Financial Statements.

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THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2013

COMMODITIES STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a benchmark for commodities. The Fund’s current benchmark is the S&P GSCI (the “underlying index”).

For the one-year period ended December 31, 2013, the Fund’s H-Class returned -3.55%, compared with a return of -1.24% for its benchmark, the S&P GSCI.

Brent crude, crude oil and soybeans were the components which contributed the most to the underlying index during the year.

Corn, wheat and gold were the components which detracted the most from the underlying index during the year.

Investors confronted what many analysts termed the end of the commodities supercycle, as a 10-year rise in commodities prices reversed in 2013 on news of growing supplies and the prospect of less stimulus from the world’s major central banks. Slowing growth in developing markets contributed to lower demand.

Lower prices for precious metals and some agricultural commodities led the decline in the underlying index, as gold had its worst performance since 1980 and corn since 1970. Economists continue to grow concerned about a three-year slump in industrial metals, such as copper and aluminum. The modest performance of energy prices was one of the few commodities bright spots for the year. Only when weather turned colder late in the period did prices of some assets, such as natural gas and orange juice, jump.

Derivatives in the Fund are used to help provide exposure to the composition of the benchmark in the most efficient manner, as well as to provide liquidity.

Performance displayed represents past performance which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	May 25, 2005
C-Class	May 25, 2005
H-Class	May 25, 2005

The Fund invests principally in derivative investments such commodity-linked futures contracts.

36 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns

Periods Ended December 31, 2013*

			Since
			Inception
	1 Year	5 Year	(05/25/05)
A-Class	-3.62%	0.67%	-4.50%
A-Class Shares with sales charge†	-8.18%	-0.30%	-5.04%
C-Class	-4.33%	-0.06%	-5.21%
C-Class Shares with CDSC‡	-5.28%	-0.06%	-5.21%
H-Class	-3.55%	0.70%	-4.49%
S&P GSCI	-1.24%	3.87%	-2.03%
S&P 500 Index	32.39%	17.94%	7.50%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P GSCI and the S&P 500 Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 37

CONSOLIDATED SCHEDULE OF INVESTMENTS	December 31, 2013
COMMODITIES STRATEGY FUND

	Face
	Amount	Value

REPURCHASE AGREEMENTS††,1 - 94.0%
Credit Suisse Group
issued 12/31/13 at 0.00%
due 01/02/14	$13,670,292	$13,670,292
Mizuho Financial Group, Inc.
issued 12/31/13 at 0.01%
due 01/02/14	1,073,349	1,073,349
HSBC Group
issued 12/31/13 at 0.01%
due 01/02/14	173,128	173,128
Deutsche Bank
issued 12/31/13 at 0.01%
due 01/02/14	107,450	107,450
Total Repurchase Agreements
(Cost $15,024,219)		15,024,219
Total Investments - 94.0%
(Cost $15,024,219)		$15,024,219
Other Assets & Liabilities, net - 6.0%		953,861
Total Net Assets - 100.0%		$15,978,080

		Unrealized
	Contracts	Gain (Loss)
COMMODITY FUTURES CONTRACTS PURCHASED†
January 2014 Goldman Sachs
Commodity Index
Futures Contracts
(Aggregate Value of
Contracts $12,026,999)	76	$91,757
February 2014 WTI Crude
Futures Contracts
(Aggregate Value of
Contracts $1,085,040)	11	7,557
February 2014 LME Copper
Futures Contracts
(Aggregate Value of
Contracts $184,228)	1	6,442
February 2014 Gasoline RBOB
Futures Contracts
(Aggregate Value of
Contracts $234,209)	2	3,992
March 2014 Cotton #2
Futures Contracts
(Aggregate Value of
Contracts $42,355)	1	3,204
February 2014 Natural Gas
Futures Contracts
(Aggregate Value of
Contracts $127,500)	3	2,721
February 2014 Gas Oil
Futures Contracts
(Aggregate Value of
Contracts $377,800)	4	893
February 2014 Live Cattle
Futures Contracts
(Aggregate Value of
Contracts $107,760)	2	821
February 2014 LME Primary Aluminum
Futures Contracts
(Aggregate Value of
Contracts $89,013)	2	703
February 2014 New York Harbor
Ultra-Low Sulfur Diesel
Futures Contracts
(Aggregate Value of
Contracts $257,737)	2	616
March 2014 Brent Crude
Futures Contracts
(Aggregate Value of
Contracts $885,040)	8	(1,223)
March 2014 Soybean
Futures Contracts
(Aggregate Value of
Contracts $128,975)	2	(2,457)
March 2014 Sugar #11
Futures Contracts
(Aggregate Value of
Contracts $55,339)	3	(3,068)
March 2014 Corn
Futures Contracts
(Aggregate Value of
Contracts $126,450)	6	(3,195)
March 2014 Winter Wheat
Futures Contracts
(Aggregate Value of
Contracts $32,038)	1	(3,724)
February 2014 Lean Hogs
Futures Contracts
(Aggregate Value of
Contracts $68,520)	2	(5,123)
February 2014 Gold 100 oz.
Futures Contracts
(Aggregate Value of
Contracts $120,380)	1	(8,190)
March 2014 Wheat
Futures Contracts
(Aggregate Value of
Contracts $121,050)	4	(11,868)
(Total Aggregate Value of
Contracts $16,070,433)		$79,858

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 5.

38 | The Guggenheim Funds annual REPORT	See Notes to Financial Statements.

COMMODITIES STRATEGY FUND

CONSOLIDATED STATEMENT OF
ASSETS AND LIABILITIES

December 31, 2013

Assets:
Repurchase agreements, at value
(cost $15,024,219)	$15,024,219
Segregated cash with broker	1,031,885
Receivables:
Fund shares sold	33,488
Total assets	16,089,592
Liabilities:
Payable for:
Variation margin	58,054
Fund shares redeemed	18,143
Management fees	11,605
Distribution and service fees	5,003
Transfer agent and administrative fees	3,868
Portfolio accounting fees	1,547
Miscellaneous	13,292
Total liabilities	111,512
Net assets	$15,978,080
Net assets consist of:
Paid in capital	$38,519,581
Accumulated net investment loss	(2,770,217)
Accumulated net realized loss on investments	(19,851,142)
Net unrealized appreciation on investments	79,858
Net assets	$15,978,080
A-Class:
Net assets	$1,989,654
Capital shares outstanding	133,247
Net asset value per share	$14.93
Maximum offering price per share
(Net asset value divided by 95.25%)	$15.67
C-Class:
Net assets	$1,946,669
Capital shares outstanding	139,725
Net asset value per share	$13.93
H-Class:
Net assets	$12,041,757
Capital shares outstanding	805,439
Net asset value per share	$14.95

CONSOLIDATED STATEMENT
OF OPERATIONS

Year Ended December 31, 2013

Investment Income:
Interest	$4,846
Total investment income	4,846

Expenses:
Management fees	161,409
Transfer agent and administrative fees	47,142
Distribution and service fees:
A-Class	7,651
C-Class	21,458
H-Class	34,126
Portfolio accounting fees	18,856
Trustees’ fees*	2,754
Custodian fees	2,045
Miscellaneous	28,937
Total expenses	324,378
Less:
Expenses waived by Advisor	(19,984)
Net expenses	304,394
Net investment loss	(299,548)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Futures contracts	(110,735)
Net realized loss	(110,735)
Net change in unrealized appreciation (depreciation) on:
Futures contracts	(306,080)
Net change in unrealized appreciation
(depreciation)	(306,080)
Net realized and unrealized loss	(416,815)
Net decrease in net assets resulting from operations	$(716,363)

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 39

COMMODITIES STRATEGY FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2013	2012
Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(299,548)	$(462,443)
Net realized loss on investments	(110,735)	(1,866,445)
Net change in unrealized appreciation (depreciation) on investments	(306,080)	603,873
Net decrease in net assets resulting from operations	(716,363)	(1,725,015)

Distributions to shareholders from:
Net investment income
A-Class	—	(90,394)
C-Class	—	(72,057)
H-Class	—	(634,797)
Total distributions to shareholders	—	(797,248)

Capital share transactions:
Proceeds from sale of shares
A-Class	10,078,236	21,757,665
C-Class	409,772	624,941
H-Class	60,099,288	141,800,896
Distributions reinvested
A-Class	—	77,852
C-Class	—	65,263
H-Class	—	597,525
Cost of shares redeemed
A-Class	(13,684,423)	(20,880,282)
C-Class	(930,045)	(1,544,634)
H-Class	(71,364,280)	(131,653,400)
Net increase (decrease) from capital share transactions	(15,391,452)	10,845,826
Net increase (decrease) in net assets	(16,107,815)	8,323,563

Net assets:
Beginning of year	32,085,895	23,762,332
End of year	$15,978,080	$32,085,895
Accumulated net investment loss at end of year	$(2,770,217)	$(2,770,217)

Capital share activity:
Shares sold
A-Class	643,669	1,304,505
C-Class	28,929	40,528
H-Class	3,961,097	8,637,054
Shares issued from reinvestment of distributions
A-Class	—	5,129
C-Class	—	4,573
H-Class	—	39,337
Shares redeemed
A-Class	(887,399)	(1,255,530)
C-Class	(66,086)	(100,156)
H-Class	(4,683,246)	(8,075,041)
Net increase (decrease) in shares	(1,003,036)	600,399

40 | the GUGGENHEIM FUNDS annual report	See Notes to Financial Statements.

COMMODITIES STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	March 31,
A-Class	2013[a]	2012[a]	2011[a]	2010[a]	2009[a,b]	2009
Per Share Data
Net asset value, beginning of period	$15.49	$16.18	$17.33	$16.39	$13.26	$32.68
Income (loss) from investment operations:
Net investment income (loss)[c]	(.23)	(.23)	(.26)	(.22)	(.14)	— [d]
Net gain (loss) on investments
(realized and unrealized)	(.33)	(.05)	(.36)	1.16	3.37	(18.80)
Total from investment operations	(.56)	(.28)	(.62)	.94	3.23	(18.80)
Less distributions from:
Net investment income	—	(.41)	(.53)	—	(.11)	(.70)
Total distributions	—	(.41)	(.53)	—	(.11)	(.70)
Redemption fees collected	—	—	—	— [e]	.01	.08
Net asset value, end of period	$14.93	$15.49	$16.18	$17.33	$16.39	$13.26

Total Return[f]	(3.62%)	(1.63%)	(3.61%)	5.74%	24.46%	(57.55%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,990	$5,840	$5,223	$7,192	$8,553	$7,189
Ratios to average net assets:
Net investment income (loss)	(1.50%)	(1.40%)	(1.47%)	(4.22%)	(1.24%)	0.02%
Total expenses	1.63%	1.59%	1.66%	1.65%	1.56%	1.52%
Net expenses[g]	1.53%	1.49%	1.55%	1.56%	1.38%	1.20%
Portfolio turnover rate	—	—	—	200%	220%	390%

	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	March 31,
C-Class	2013[a]	2012[a]	2011[a]	2010[a]	2009[a,b]	2009
Per Share Data
Net asset value, beginning of period	$14.56	$15.34	$16.58	$15.80	$12.86	$31.96
Income (loss) from investment operations:
Net investment loss[c]	(.32)	(.33)	(.37)	(.32)	(.22)	(.06)
Net gain (loss) on investments
(realized and unrealized)	(.31)	(.04)	(.34)	1.10	3.26	(18.43)
Total from investment operations	(.63)	(.37)	(.71)	.78	3.04	(18.49)
Less distributions from:
Net investment income	—	(.41)	(.53)	—	(.11)	(.70)
Total distributions	—	(.41)	(.53)	—	(.11)	(.70)
Redemption fees collected	—	—	—	— [e]	.01	.09
Net asset value, end of period	$13.93	$14.56	$15.34	$16.58	$15.80	$12.86

Total Return[f]	(4.33%)	(2.38%)	(4.32%)	4.94%	23.74%	(58.03%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,947	$2,575	$3,558	$4,857	$6,186	$4,072
Ratios to average net assets:
Net investment loss	(2.25%)	(2.15%)	(2.22%)	(2.17%)	(2.03%)	(0.22%)
Total expenses	2.39%	2.34%	2.41%	2.39%	2.31%	2.28%
Net expenses[g]	2.28%	2.24%	2.30%	2.30%	2.15%	1.95%
Portfolio turnover rate	—	—	—	200%	220%	390%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 41

COMMODITIES STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	March 31,
H-Class	2013[a]	2012[a]	2011[a]	2010[a]	2009[a,b]	2009
Per Share Data
Net asset value, beginning of period	$15.50	$16.18	$17.33	$16.39	$13.26	$32.66
Income (loss) from investment operations:
Net investment income (loss)[c]	(.23)	(.23)	(.27)	(.22)	(.14)	.13
Net gain (loss) on investments
(realized and unrealized)	(.32)	(.04)	(.35)	1.16	3.37	(18.93)
Total from investment operations	(.55)	(.27)	(.62)	.94	3.23	(18.80)
Less distributions from:
Net investment income	—	(.41)	(.53)	—	(.11)	(.70)
Total distributions	—	(.41)	(.53)	—	(.11)	(.70)
Redemption fees collected	—	—	—	—e	.01	.10
Net asset value, end of period	$14.95	$15.50	$16.18	$17.33	$16.39	$13.26

Total Return[f]	(3.55%)	(1.57%)	(3.67%)	5.74%	24.45%	(57.52%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,042	$23,671	$14,982	$32,290	$32,019	$50,622
Ratios to average net assets:
Net investment income (loss)	(1.50%)	(1.40%)	(1.47%)	(1.42%)	(1.22%)	0.43%
Total expenses	1.63%	1.60%	1.66%	1.65%	1.56%	1.52%
Net expenses[g]	1.53%	1.49%	1.56%	1.56%	1.37%	1.20%
Portfolio turnover rate	—	—	—	200%	220%	390%

[a]	Consolidated.
[b]	The Fund changed its fiscal year from March 31 to December 31 in 2009. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[c]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[d]	Net investment income is less than $0.01 per share.
[e]	Redemption fees collected are less than $0.01 per share.
[f]	Total return does not reflect the impact of any applicable sales charges.
[g]	Net expense information reflects the expense ratios after expense waivers.

42 | the GUGGENHEIM FUNDS annual report	See Notes to Financial Statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.	Organization, Consolidation of Subsidiary and Significant Accounting Policies

Organization

The Rydex Series Funds (the “Trust”) is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as a non-diversified, open-ended investment company. Each series, in effect, is representing a separate Fund (collectively the “Funds”). The Trust is authorized to issue an unlimited number of shares.

The Trust accounts for the assets of each Fund separately.

The Trust offers a combination of eight separate classes of shares:

Investor Class shares, Advisor Class shares, A-Class shares, C-Class shares, H-Class shares, Y-Class shares, Institutional Class shares, and Money Market Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares have a minimum initial investment of $2 million and a minimum account balance of $1 million. Institutional Class shares are offered without a front-end sales charge or CDSC.

At December 31, 2013, the Trust consisted of fifty-two separate funds. This report covers the Managed Commodities Strategy Fund, the Multi-Hedge Strategies Fund and the Commodities Strategy Fund (collectively, the “Funds”). Only A-Class, C-Class, H-Class, Y-Class and Institutional Class shares had been issued by the Funds.

Guggenheim Investments (“GI”) provides advisory services and Rydex Fund Services, LLC (“RFS”) provides transfer agent, administrative and accounting services to the Trust. Guggenheim Distributors, LLC (“GDL”) acts as principal underwriter for the Trust. GI, RFS and GDL are affiliated entities.

Consolidation of Subsidiary

Each of the consolidated financial statements of the Funds include the accounts of a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”). Significant inter-company accounts and transactions have been eliminated in consolidation for the Funds.

Each Fund may invest up to 25% of its total assets in its Subsidiary which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies.

A summary of each Fund’s investment in its respective Subsidiary is as follows:

			% of Total
		Subsidiary	Net Assets
	Inception	Net Assets at	of the Fund at
	Date of	December 31,	December 31,
	Subsidiary	2013	2013
Managed Commodities Strategy Fund	06/25/09	$2,157,462	10.5%
Multi-Hedge Strategies Fund	09/18/09	4,377,968	4.1%
Commodities Strategy Fund	09/08/09	2,325,208	14.6%

Significant Accounting Policies

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

All time references are based on Eastern Time.

A. Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date.

Listed options are valued at the Official Settlement Price listed by the exchange, usually as of 4:00 p.m. Long options are valued using the bid price and short options are valued using the ask price. In the event that a settlement price is not available, fair valuation is enacted. Over-the-counter options are valued using the average bid price (for long options), or average ask price (for short options) obtained from one or more security dealers.

The value of futures contracts is accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. However, the underlying securities from which the futures contract value is derived

THE GUGGENHEIM FUNDS ANNUAL REPORT | 43

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker/dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition and repurchase agreements are valued at amortized cost, which approximates market value.

Open-end investment companies (“Mutual Funds”) are valued at their net asset value per share (“NAV”) as of the close of business on the valuation date. Exchange Traded Funds (“ETFs”) and closed-end investment companies are valued at the last quoted sales price.

The value of swap agreements entered into by a Fund is accounted for using the unrealized gain or loss on the agreements that is determined by marking the agreements to the last quoted value of the index that the swap pertains to at the close of the NYSE. The swap’s market value is then adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreements.

Investments for which market quotations are not readily available are fair valued as determined in good faith by GI under the direction of the Board of Trustees using methods established or ratified by the Board of Trustees. These methods include, but are not limited to: (i) obtaining general information as to how these securities and assets trade; (ii) in connection with futures contracts and options thereupon, and other derivative investments, obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market; and (iii) obtaining other information and considerations, including current values in related markets.

B. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Distributions received from investments in REITs are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer.

C. Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

D. When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the security exceeds the market value of the securities in the segregated account.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the treasury obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Funds may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

E. Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security purchased by the Fund upon exercise increases by the premium originally paid.

When the Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

44 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

F. Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

G. Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of an agreement or termination of the agreement are recognized as realized gains or losses.

H. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain and loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

I. Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

J. The Funds may leave cash overnight in their cash account with the custodian, U.S. Bank. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Segregated cash with the broker is held as collateral for investments in derivative instruments such as futures contracts or swap agreements.

K. Interest and dividend income, most expenses, all realized gains and losses, and all unrealized gains and losses are allocated to the Classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution fees relating to A-Class shares and H-Class shares and service and distribution fees related to C-Class shares, are charged directly to specific Classes. In addition, certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis upon the respective aggregate net assets of each Fund included in the Trust.

L. Throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

2. Financial Instruments

As part of their investment strategy, the Funds utilize short sales and a variety of derivative instruments including futures, option and swap agreements. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statements of Assets and Liabilities.

A short sale is a transaction in which a Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, that Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, that Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts and related options, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as restricted cash on the Statement of Assets and Liabilities; securities held as collateral are noted on the Schedule of Investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 45

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A credit default swap enables a Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities. Generally, the seller of credit protection against an issuer or basket of securities receives a periodic payment from the buyer to compensate against potential default events. If a default event occurs, the seller must pay the buyer the full notional value of the reference obligation in exchange for the reference obligation. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the Fund selling the credit protection. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which the Fund is selling credit protection, the default of a third party issuer. Additionally, there is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

An option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security (put option) or the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security (call option) at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that a Fund may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities and a Fund may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty’s inability to perform.

In conjunction with the use of short sales, futures, options and swap agreements, the Funds are required to maintain collateral in various forms. The Funds use, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes, or the repurchase agreements allocated to each Fund.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

3. Fees and Other Transactions with Affiliates

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Management Fees
Fund	(as a % of Net Assets)
Managed Commodities Strategy Fund	0.90%
Multi-Hedge Strategies Fund	1.15%
Commodities Strategy Fund	0.75%

GI has contractually agreed to waive the management fee it receives from each Subsidiary in an amount equal to the management fee paid to GI by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by GI unless GI obtains the prior approval of the Fund’s Board of Trustees for such termination. In any event, this undertaking will continue through April 30, 2014.

As part of its agreement with the Trust, GI will pay all expenses of the Multi-Hedge Strategies Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense, taxes (expected to be de minimis), brokerage commissions and other expenses connected with execution of portfolio transactions, short dividend expenses, subsidiary expenses and extraordinary expenses.

RFS provides transfer agent and administrative services to the Funds for fees calculated at an annualized rate of 0.25% of the average daily net assets of A-Class, C-Class, H-Class and Institutional Class, and 0.20% of the average daily net assets of Y-Class. Fees related to the Multi-Hedge Strategies Fund are paid by GI, as previously noted. RFS also provides accounting services to the Funds for fees calculated at annualized rates below, based on the average daily net assets each Fund.

Fees related to the Multi-Hedge Strategies Fund are paid by GI, as previously noted.

Fund Accounting Fees	(as a % of Net Assets)
On the first $250 million	0.10%
On the next $250 million	0.075%
On the next $250 million	0.05%
Over $750 million	0.03%

RFS engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass through basis. Such expenses vary from Fund to Fund

46 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

and are allocated to the Funds based on relative net assets. Certain expenses allocated to the Multi-Hedge Strategies Fund are paid by GI, as previously noted.

The Trust has adopted a Distribution Plan applicable to A-Class shares and H-Class shares for which GDL and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Trust will pay distribution fees to GDL at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GDL, in turn, will pay the Service Provider out of its fees. GDL may, at its discretion, retain a portion of such payments to compensate itself for distribution services.

The Trust has adopted a separate Distribution and Shareholder Services Plan applicable to its C-Class shares that allows the Funds to pay annual distribution and service fees of 1.00% of the Funds’ C-Class shares average daily net assets. The annual 0.25% service fee compensates the shareholder’s financial advisor for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GDL for paying the shareholder’s financial advisor an ongoing sales commission. GDL advances the first year’s service and distribution fees to the financial advisor. GDL retains the service and distribution fees on accounts with no authorized dealer of record.

For the year ended December 31, 2013, GDL retained sales charges of $310,004 relating to sales of A-Class shares of the Trust.

Certain officers and trustees of the Trust are also officers of GI, RFS and GDL.

4. Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. A three-tier hierarchy is utilized to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments. The inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical securities.

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used to value the Funds’ net assets at December 31, 2013:

	Level 1	Level 1	Level 2	Level 2	Level 3
	Investments	Other Financial	Investments	Other Financial	Investments
	In Securities	Instruments*	In Securities	Instruments*	In Securities	Total
Assets
Managed Commodities Strategy Fund	$13,623,577	$773,489	$6,047,771	$—	$—	$20,444,837
Multi-Hedge Strategies Fund	60,368,356	3,818,813	34,728,193	515,359	—	99,430,721
Commodities Strategy Fund	—	118,706	15,024,219	—	—	15,142,925
Liabilities
Managed Commodities Strategy Fund	$—	$424,007	$—	$—	$—	$424,007
Multi-Hedge Strategies Fund	51,165,624	3,023,827	—	99,912	—	54,289,363
Commodities Strategy Fund	—	38,848	—	—	—	38,848

* Other financial instruments may include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

For the year ended December 31, 2013, there were no transfers between levels.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 47

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

5.	Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. Government Agencies. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At December 31, 2013, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
Mizuho Financial Group, Inc.			U.S. Treasury Notes
0.01%			0.50% - 2.00%
Due 01/02/14	$408,562,961	$408,563,075	06/15/16 - 09/30/20	$419,718,300	$416,734,283
HSBC Group			U.S. Treasury Strips
0.01%			0.00%
Due 01/02/14	65,900,000	65,900,018	02/15/43	228,027,200	67,218,006
Deutsche Bank			U.S. Treasury Note
0.01%			0.25%
Due 01/02/14	40,900,000	40,900,011	04/15/16	41,925,000	41,718,063
Credit Suisse Group			U.S. Treasury Note
0.000%			2.13%
Due 01/02/14	13,670,292	13,670,292	12/31/15	13,480,700	13,943,745

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment advisor, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

6.	Derivative Investment Holdings Categorized by Risk Exposure

U.S. GAAP requires disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivative instruments are accounted for and their effects on the Funds’ financial position and results of operations.

The following Funds utilized derivatives for the following purposes:

Fund	Index Exposure	Liquidity	Hedging	Income	Speculation
Managed Commodities Strategy Fund	x	x
Multi-Hedge Strategies Fund			x	x	x
Commodities Strategy Fund	x	x

The following table represents the notional amount of derivative instruments outstanding, as an approximate percentage of the Funds’ net assets on a daily basis.

	Approximate percentage
	of Fund’s net assets on
	a daily basis
Fund	Long	Short
Managed Commodities Strategy Fund	95%	—
Multi-Hedge Strategies Fund	105%	140%
Commodities Strategy Fund	100%	—

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of December 31, 2013:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Interest Rate/Currency/Commodity contracts	Variation margin	Variation margin
	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements
	Investments, at value	options written, at value

48 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at December 31, 2013:

Asset Derivative Investments Value

						Options	Options
	Futures	Swaps	Futures	Futures	Futures	Written	Purchased	Total Value at
	Equity	Equity	Currency	Interest Rate	Commodity	Commodity	Commodity	December 31,
Fund	Contracts*	Contracts	Contracts*	Contracts*	Contracts*	Contracts	Contracts	2013
Managed Commodities Strategy Fund	$—	$—	$—	$—	$291,339	$—	$482,150	$773,489
Multi-Hedge Strategies Fund	2,316,378	418,672	311,752	102,009	1,185,361	—	—	4,334,172
Commodities Strategy Fund	—	—	—	—	118,706	—	—	118,706

Liability Derivative Investments Value

						Options	Options
	Futures	Swaps	Futures	Futures	Futures	Written	Purchased	Total Value at
	Equity	Equity	Currency	Interest Rate	Commodity	Commodity	Commodity	December 31,
Fund	Contracts*	Contracts	Contracts*	Contracts*	Contracts*	Contracts	Contracts	2013
Managed Commodities Strategy Fund	$—	$—	$—	$—	$249,132	$174,875	$—	$424,007
Multi-Hedge Strategies Fund	2,049,871	99,912	3,684	344,749	625,523	—	—	3,123,739
Commodities Strategy Fund	—	—	—	—	38,848	—	—	38,848

*	Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended December 31, 2013:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Interest Rate/Currency/Commodity contracts	Net realized gain (loss) on swap agreements
Net realized gain (loss) on futures contracts
Net realized gain (loss) on options purchased
Net realized gain (loss) on options written
Net change in unrealized appreciation (depreciation) on swap agreements
Net change in unrealized appreciation (depreciation) on futures contracts
Net change in unrealized appreciation (depreciation) on options purchased
Net change in unrealized appreciation (depreciation) on options written

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended December 31, 2013:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations

						Options	Options
	Futures	Swaps	Futures	Futures	Futures	Written	Purchased
	Equity	Equity	Currency	Interest Rate	Commodity	Commodity	Commodity
Fund	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Managed Commodities Strategy Fund	$—	$—	$—	$—	$(17,046,729)	$19,879	$(300,540)	$(17,327,390)
Multi-Hedge Strategies Fund	229,720	1,497,680	150,111	(83,253)	(361,904)	—	(4,726)	1,427,628
Commodities Strategy Fund	—	—	—	—	(110,735)	—	—	(110,735)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations

						Options	Options
	Futures	Swaps	Futures	Futures	Futures	Written	Purchased
	Equity	Equity	Currency	Interest Rate	Commodity	Commodity	Commodity
Fund	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Managed Commodities Strategy Fund	$—	$—	$—	$—	$344,421	$473,218	$(1,096,757)	$(279,118)
Multi-Hedge Strategies Fund	(577,757)	318,760	308,068	(242,740)	386,485	—	1,926	194,742
Commodities Strategy Fund	—	—	—	—	(306,080)	—	—	(306,080)

7.	Options Written

Transactions in options written during the year ended December 31, 2013 were as follows:

Written Call Options
	Number of	Premium
Managed Commodities Strategy Fund	contracts	amount
Balance at December 31, 2012	—	$—
Options Written	110	648,093
Options terminated in closing purchase transactions	—	—
Options expired	—	—
Options exercised	—	—
Balance at December 31, 2013	110	$648,093

THE GUGGENHEIM FUNDS ANNUAL REPORT | 49

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

	Written Put Options
	Number of	Premium
Managed Commodities Strategy Fund	contracts	amount
Balance at December 31, 2012	—	$—
Options Written	144	113,227
Options terminated in closing purchase transactions	(94)	(69,912)
Options expired	(50)	(43,315)
Options exercised	—	—
Balance at December 31, 2013	—	$—

8.	Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on Federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed.

The Managed Commodities Strategy Fund, the Multi-Hedge Strategies Fund and the Commodities Strategy Fund intend to invest up to 25% of their assets in the Subsidiary which is expected to provide the Funds with exposure to the commodities markets within the limitations of the federal tax requirements under Subchapter M of the Internal Revenue Code. The Managed Commodities Strategy Fund, the Multi-Hedge Strategies Fund and the Commodities Strategy Fund have received a private letter ruling from the IRS that concludes that the income the Funds receive from the Subsidiary will constitute qualifying income for purposes of Subchapter M of the Internal Revenue Code. The Subsidiary will be classified as a corporation for U.S. federal income tax purposes. A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business.

The RIC Modernization Act of 2010 was signed into law on December 22, 2010 and seeks to simplify some of the tax provisions applicable to regulated investment companies, the tax reporting to their shareholders and to improve the tax efficiency of certain fund structures. The greatest impact to the disclosure in the financial reports for the Funds was on the treatment of net capital losses, effective for tax years beginning after December 22, 2010.

One of the more prominent changes addresses capital loss carryforwards. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. As a result of this ordering rule, pre-enactment capital carryforwards may potentially expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains. For the year ended December 31, 2013, the following capital loss carryforward amounts expired, were used, or were permanently lost due to loss limitation rules in Section 382 of the Internal Revenue Code:

Fund	Amount
Managed Commodities Strategy Fund	$40,786
Multi-Hedge Strategies Fund	4,163,015

50 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended December 31, 2013 was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions
Managed Commodities Strategy Fund	$ —	$ —	$ —
Multi-Hedge Strategies Fund	—	—	—
Commodities Strategy Fund	—	—	—

The tax character of distributions paid during the year ended December 31, 2012 was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions
Commodities Strategy Fund	$797,248	$—	$797,248

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax character of distributable earnings/(accumulated losses) at December 31, 2013 was as follows:

	Undistributed	Undistributed	Net Unrealized		Other
	Ordinary	Long-Term	Appreciation/	Capital Loss	Temporary
Fund	Income	Capital Gain	Depreciation	Carryforward[1]	Differences
Managed Commodities Strategy Fund	$—	$—	$(48,438,876)	$(465,927)	$—
Multi-Hedge Strategies Fund	—	—	1,522,335	(46,757,759)	(13,353)
Commodities Strategy Fund	—	—	(2,690,359)	(19,851,142)	—

1 A summary of the expiration of the aforementioned Capital Loss Carryforward is as follows:

							Total
	Expires in	Expires in	Expires in	Expires in	Unlimited		Capital Loss
Fund	2015	2016	2017	2018	Short-Term	Long-Term	Carryforward
Managed Commodities Strategy Fund	$—	$—	$—	$(465,927)	$—	$—	$(465,927)
Multi-Hedge Strategies Fund	(1,632,620)	(35,630,662)	(8,823,539)	(219,647)	(104,705)	(346,586)	(46,757,759)*
Commodities Strategy Fund	—	—	(19,850,783)	—	—	(359)	(19,851,142)

*In accordance with section 382 of the Internal Revenue Code, a portion of certain fund losses are subject to an annual limitation. Note, this annual limitation is generally applicable to all of the capital loss carryforwards shown with respect to each Fund.

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to mark-market of futures contracts and foreign currency gains and losses. Additional differences may result from the tax treatment of net investment losses and expired capital loss carryforwards. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

On the Statements of Assets and Liabilities the following adjustments were made for permanent book/tax differences:

		Undistributed	Accumulated
	Paid In	Net Investment	Net Realized
Fund	Capital	Income	Gain (Loss)
Managed Commodities Strategy	$(18,152,885)	$825,495	$17,327,390
Multi-Hedge Strategies Fund	(1,315,241)	708,464	606,777
Commodities Strategy Fund	(410,283)	299,548	110,735

THE GUGGENHEIM FUNDS ANNUAL REPORT | 51

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

At December 31, 2013, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

		Tax	Tax	Net
	Tax	Unrealized	Unrealized	Unrealized
Fund	Cost	Gain	Loss	Gain (Loss)
Managed Commodities Strategy	$69,107,799	$—	$(48,954,301)	$(48,954,301)
Multi-Hedge Strategies Fund	89,662,332	6,961,482	(1,527,265)	5,434,217
Commodities Strategy Fund	17,794,436	—	(2,770,217)	(2,770,217)

9.	Securities Transactions

For the year ended December 31, 2013, the cost of purchases and proceeds from sales of investment securities, excluding government securities and short-term investments, were as follows:

Fund	Purchases	Sales
Managed Commodities Strategy Fund	$21,764,740	$18,380,621
Multi-Hedge Strategies Fund	72,341,355	92,113,571
Commodities Strategy Fund	—	—

10.	Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted, $75,000,000 line of credit from U.S. Bank, N.A., which expires June 15, 2014. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.25% for the year ended December 31, 2013. The Funds did not have any borrowings under this agreement at December 31, 2013, and did not participate in borrowing during the year.

11.	Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, Credit Suisse acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with Credit Suisse, cash collateral is invested in one or more joint repurchase agreements collateralized by obligations of the U.S. Treasury or Government Agencies and cash. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand.

At December 31, 2013, the Funds participated in securities lending as follows:

		Cash
	Value of	Collateral
Fund	Securities Loaned	Received
Multi-Hedge Strategies Fund	$132,480	$137,250

52 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Cash collateral received was invested in the following joint repurchase agreements at December 31, 2013:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
HSBC Securities, Inc.			Freddie Mac
0.01%			0.00%
Due 01/02/14	$119,618	$119,618	01/15/14 - 07/15/32	$202,701	$122,020
Deutsche Bank Securities, Inc.			Fannie Mae
0.02%			0.00% - 1.38%
Due 01/02/14	17,632	17,632	11/15/16 - 05/15/30	26,991	17,927
			Federal Home Loan Bank
			0.38%
			06/24/16	30	30
			Freddie Mac
			3.00%
			07/28/14	18	18

12.	Fund Merger

On July 13, 2012, the Multi-Hedge Strategies Fund acquired all of the net assets of Alternative Strategies Allocation Fund, a separate series of the Trust, in exchange for shares of the Multi-Hedge Strategies Fund, pursuant to an agreement and plan of reorganization approved by the Board of Trustees and approved by the shareholders of the Alternative Strategies Allocation Fund. The primary reason for the transaction was to combine a smaller fund into a larger fund with a similar investment objective. The acquisition was accomplished through a tax-free exchange of the outstanding shares of the Alternative Strategies Allocation Fund (70,937 A-Class; 131,738 C-Class and 119,432 H-Class) valued at $6,069,244 ($1,354,905 A-Class; $2,433,192 C-Class and $2,281,147 H-Class) for the respective shares of the Multi-Hedge Strategies Fund (60,298 A-Class; 114,074 C-Class and 101,429 H-Class). For financial reporting purposes, the net assets received and shares issued by Multi- Hedge Strategies Fund were recorded at fair value; however, the Alternative Strategies Allocation Fund’s cost of the investments were carried forward to align with the ongoing reporting of the Multi-Hedge Strategies Fund’s realized and unrealized gains and losses with the amounts distributable to shareholders for tax purposes.

Alternative Strategies Allocation Fund’s net assets on July 13, 2012 were $6,069,244, including $146,091 of unrealized appreciation. Alternative Strategies Allocation Fund’s net assets were primarily comprised of investments with a fair value of $6,738,242. The aggregate net assets of Multi-Hedge Strategies Fund immediately before and after the acquisition were $137,383,754 and $143,452,998, respectively.

The financial statements reflect the operations of the Multi-Hedge Strategies Fund for the period prior to the acquisition and the combined fund for the period subsequent to the fund merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Alternative Strategies Allocation Fund that have been included in the combined fund’s Statement of Operations since the acquisition was completed. Assuming the acquisition had been completed on January 1, 2012, Multi-Hedge Strategies Fund pro-forma net investment loss, net realized and unrealized gain on investments and net increase in net assets from operations for the period January 1, 2012 to December 31, 2012 would have been $(2,193,739), $4,529,631 and $2,335,892, respectively. Guggenheim Investments and its affiliates bore all of the expenses related to the reorganization.

13.	Legal Proceedings

Tribune Company

Rydex Series Funds has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Series Funds of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave the Tribune Company insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Series Funds, the proceeds they received in connection with the LBO.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 53

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SCLFC actions”). Rydex Series Funds has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order.

On November 20, 2013, the District Court ordered the parties in the FitzSimons action to meet and confer regarding a potential protocol for the briefing and argument of motions to dismiss to be filed in that action. On January 24, 2014, the Court extended the time for service of summonses and complaints in the FitzSimons action to February 28, 2014.

None of these lawsuits alleges any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500® Pure Value Fund, Multi-Cap Core Equity Fund, S&P 500® Fund, Multi-Hedge Strategies Fund and Hedged Equity Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $28,220, $109,242, $9,860, $3,400, $1,181,160, and $10,880, respectively. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Lyondell Chemical Company

In December 2011, Rydex Series Funds was named as a defendant in Weisfelner, as Trustee of the LB Creditor Trust, v. Fund 1 (In re Lyondell Chemical Co.), Adv. Pro. No. 10-4609 (Bankr. S.D.N.Y.).

Similar to the claims made in the Tribune matter, the Weisfelner complaint seeks to have set aside and recovered as fraudulent transfers from former Lyondell Chemical Company (“Lyondell”) shareholders the consideration paid to them pursuant to the cash out merger of Lyondell shareholders in connection with the combination of Lyondell and Basell AF in 2007. Lyondell filed for bankruptcy in 2008.

On January 14, 2014, the Court granted in part and denied in part the defendants’ motion to dismiss the Creditor Trust action. In particular, the Court dismissed all defendants who were conduits for the proceeds from the merger transaction, and also ruled that the plaintiff could not bring any claims on behalf of certain entities who had ratified the merger transaction. The Court also dismissed without prejudice the plaintiff’s claims for intentional fraudulent transfer against the remaining defendants, and gave the Credit Trustee leave to replead these claims. Finally, the Court denied the motion to dismiss with respect to the plaintiff’s claims for constructive fraudulent transfer against the remaining defendants.

This lawsuit does not allege any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds received cash proceeds from the cash out merger in the following amounts: Basic Materials Fund - $1,725,168; U.S. Long Short Momentum Fund - $2,193,600; Global 130/30 Strategy Fund - $37,920; Hedged Equity Fund - $1,440; and Multi-Hedge Strategies Fund - $1,116,480. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

14.	Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions

54 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (concluded)

in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as segregated cash with broker/ receivable for variation margin, or payable for swap settlement/variation margin. Generally, the amount of collateral due from or to a counter-party must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statements of Assets and Liabilities in conformity with U.S. GAAP.

Gross Amounts Not Offset
in the Statements of Assets
and Liabilities
Net Amount of Assets
			Gross Amounts Offset	Presented on the		Cash
		Gross Amounts of	in the Statements of	Statements of Assets	Financial	Collateral	Net
Fund	Instrument	Recognized Assets[1]	Assets and Liabilities	and Liabilities	Instruments	Received[2]	Amount
Multi-Hedge Strategies Fund	Swap equity contracts	$418,672	$—	$418,672	$99,912	$—	$318,760

Gross Amounts Not Offset
in the Statements of Assets
and Liabilities
Net Amount of
			Gross Amounts Offset	Liabilities Presented		Cash
		Gross Amounts of	in the Statements of	on the Statements of	Financial	Collateral	Net
Fund	Instrument	Recognized Liabilities[1]	Assets and Liabilities	Assets and Liabilities	Instruments	Pledged[2]	Amount
Multi-Hedge Strategies Fund	Swap equity contracts	$99,912	$—	$99,912	$99,912	$—	$—

[1]	Exchange traded futures are excluded from these reported amounts.
[2]	Excludes maintenance margin deposits held at the broker related to derivatives. These amounts are reflected as Segregated cash with broker on the Statements of Assets and Liabilities.

15.	Subsequent Event

On February 13, 2014, at the recommendation of Security Investors, LLC, the investment adviser to the series of the Trust, the Trust’s Board of Trustees approved the closing and subsequent liquidation of the Managed Commodities Strategy Fund pursuant to the terms of a Plan of Liquidation. Accordingly, the Managed Commodities Strategy Fund is expected to cease operations, liquidate its assets, and distribute the liquidation proceeds to shareholders of record on or about March 24, 2014.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 55

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders

of Rydex Series Funds:

We have audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, of Managed Commodities Strategy Fund, Multi-Hedge Strategies Fund and Commodities Strategy Fund (three of the series constituting the Rydex Series Funds) (the “Funds”) as of December 31, 2013, and the related consolidated statements of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein (consolidated for the years or periods ended December 31, 2013, 2012, 2011, 2010, and 2009). These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.

Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of the above listed Funds at December 31, 2013, the consolidated results of their operations for the year then ended, the consolidated changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the years or period indicated therein (consolidated for the years or periods ended December 31, 2013, 2012, 2011, 2010, and 2009), in conformity with U.S. generally accepted accounting principles.

McLean, Virginia

February 27, 2014

56 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1.800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1.800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 1.800.820.0888.

Office Locations

The offices of Guggenheim Investments can be found in the following locations:

330 Madison Avenue

10th Floor

New York, NY 10017

(Headquarters)

Four Irvington Centre

805 King Farm Boulevard

Suite 600

Rockville, MD 20850

9401 Indian Creek Parkway

40 Corporate Woods

Suite 850

Overland Park, KS 66210

THE GUGGENHEIM FUNDS ANNUAL REPORT | 57

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by calling 800.820.0888.

All Trustees and Officers may be reached c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, MD 20850.

TRUSTEE AND OFFICER
Name and	Length of Service as Trustee	Number of Funds
Year of Birth	(Year Began)	Overseen
Donald C. Cacciapaglia*	Rydex Series Funds – 2012	213
(1951)	Rydex Variable Trust – 2012
Rydex Dynamic Funds – 2012
Rydex ETF Trust – 2012

Principal Occupations During Past Five Years: Current: Security Investors, LLC: President and CEO from April 2012 to present; Guggenheim Investments:

President and Chief Administrative Officer from February 2010 to present; Previous: Channel Capital Group, Inc.: Chairman and CEO from April 2002 to February 2010

Positions held within the Trust: Trustee from 2012 to present; President from 2012 to present

INDEPENDENT TRUSTEES
Name and	Length of Service as Trustee	Number of Funds
Year of Birth	(Year Began)	Overseen
Corey A. Colehour	Rydex Series Funds – 1993	132
(1945)	Rydex Variable Trust – 1998
Rydex Dynamic Funds – 1999
Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired; Previous: President and Senior Vice President of Schield Management Company (registered investment adviser) from 2003 to 2006

Positions held within the Trust: Trustee from 1993 to present; Member of the Audit and Governance and Nominating Committees from 1995 to present

J. Kenneth Dalton	Rydex Series Funds – 1995	132
(1941)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired

Positions held within the Trust: Trustee from 1995 to present; Member and Chairman of the Audit Committee from 1997 to present; Member of the Governance and Nominating Committees from 1995 to present; and Member of the Risk Oversight Committee from 2010 to present

John O. Demaret	Rydex Series Funds – 1997	132
(1940)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired

Positions held within the Trust: Trustee from 1997 to present; Chairman of the Board from 2006 to present; Member of the Audit Committee from 1997 to present; and Member of the Risk Oversight Committee from 2010 to present

58 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (continued)

INDEPENDENT TRUSTEES – concluded
Name and	Length of Service as Trustee	Number of Funds
Year of Birth	(Year Began)	Overseen
Werner E. Keller	Rydex Series Funds – 2005	132
(1940)	Rydex Variable Trust – 2005
Rydex Dynamic Funds – 2005
Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Current: Founder and President of Keller Partners, LLC (investment research firm) from 2005 to present;

Previous: Retired from 2001 to 2005

Positions held within the Trust: Vice Chairman of the Board of Trustees from 2010 to present; Trustee and Member of the Audit and Governance and Nominating Committees from 2005 to present; and Chairman and Member of the Risk Oversight Committee from 2010 to present

Thomas F. Lydon, Jr.	Rydex Series Funds – 2005	132
(1960)	Rydex Variable Trust – 2005
	Rydex Dynamic Funds – 2005
	Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Current: President of Global Trends Investments (registered investment adviser) from 1996 to present

Positions held within the Trust: Trustee and Member of the Audit and Governance and Nominating Committees from 2005 to present

Patrick T. McCarville	Rydex Series Funds – 1997	132
(1942)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired; Previous: Chief Executive Officer of Par Industries, Inc., d/b/a Par Leasing from 1977 to 2010

Positions held within the Trust: Trustee from 1997 to present; Member of the Audit Committee from 1997 to present; and Chairman of the Governance and Nominating Committees from 1997 to present

Roger Somers	Rydex Series Funds – 1993	132
(1944)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Founder and Chief Executive Officer of Arrow Limousine from 1965 to present

Positions held within the Trust: Trustee from 1993 to present; Member of the Audit and Governance and Nominating Committees from 1995 to present

THE GUGGENHEIM FUNDS ANNUAL REPORT | 59

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (concluded)

EXECUTIVE OFFICERS

Name, Position and	Principal Occupations
Year of Birth	During Past Five Years

Michael P. Byrum* Vice President (1970)	Current: President, Security Benefit Asset Management Holdings, LLC; Senior Vice President, Security Investors, LLC; President & Chief Investment Officer, Rydex Holdings, LLC; Director & Chairman of the Board, Advisor Research Center, Inc.; and Manager, Rydex Specialized Products, LLC

Previous: Guggenheim Distributors, LLC (f/k/a Rydex Distributors, LLC), Vice President (2009); Rydex Fund Services, LLC, Director (2009–2010), Secretary (2002–2010); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.), Director (2008–2010), Chief Investment Officer (2006–2010), President (2004–2010), Secretary (2002–2010); Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Director (2008–2010), Chief Investment Officer (2006–2010), President (2004–2010), Secretary (2002–2010); Advisor Research Center, Inc., Secretary (2006–2009), and Executive Vice President (2006)

Nikolaos Bonos* Vice President and Treasurer (1963)	Current: Senior Vice President, Security Investors, LLC; Chief Executive Officer & Manager, Rydex Specialized Products, LLC; Chief Executive Officer & President, Rydex Fund Services, LLC; Vice President, Rydex Holdings, LLC; Treasurer, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund & Security Mid Cap Growth Fund; and Vice President, Security Benefit Asset Management Holdings, LLC

Previous: Security Global Investors, LLC, Senior Vice President (2010–2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) Senior Vice President (2006–2011); Rydex Fund Services, LLC (f/k/a Rydex Fund Services, Inc.), Director (2009); and Rydex Specialized Products, LLC, Chief Financial Officer (2005–2009)

Elisabeth Miller* Chief Compliance Officer (1968)	Current: Chief Compliance Officer, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, Rydex ETF Trust, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund, Security Mid Cap Growth Fund, SBL Fund, Security Investors, LLC, and Guggenheim Distributors, LLC

Previous: Senior Manager, Security Investors, LLC and Guggenheim Distributors, LLC (2004–2009)

Amy J. Lee* Vice President and Secretary (1961)	Current: Secretary and Senior Vice President, Security Investors, LLC (2004–present)
Previous: Vice President, Associate General Counsel & Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004–2012)

Joseph M. Arruda* Assistant Treasurer (1966)	Current: Assistant Treasurer, SBL Fund, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund & Security Mid Cap Growth Fund; Vice President, Security Investors, LLC; and Chief Financial Officer & Manager, Rydex Specialized Products, LLC

Previous: Security Global Investors, LLC, Vice President (2010–2011); and Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) & Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Vice President (2004–2011)

*	Officers of the Funds are deemed to be “interested persons” of the Trust, within the meaning of Section 2(a)(19) of the 1940 Act, inasmuch as this person is affiliated with Guggenheim Investments.

60 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

Rydex Funds, Guggenheim Funds, Rydex Investments, Guggenheim Distributors, LLC, Security Investors, LLC, Security Distributors, Inc. and Rydex Advisory Services (Collectively “Guggenheim Investments”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a current or former Guggenheim Investments client.

The Information We Collect About You

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Investments funds or one of the Guggenheim Investments affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new Rydex and Guggenheim Investments funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions

We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

How We Protect Privacy Online

Our concern for the privacy of our shareholders also extends to those who use our web site, guggenheiminvestments.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Guggenheim Investments web site offers customized features that require our use of “http cookies”—tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 61

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited) (concluded)

How We Safeguard Your Personal Information

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We’ll Keep You Informed

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.

62 | THE GUGGENHEIM FUNDS ANNUAL REPORT

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Item 2. Code of Ethics.

The registrant’s Board of Trustees has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. No substantive amendments were approved or waivers were granted to the Code during the period covered by this report. The Code is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that Werner Keller, an "independent" Trustee serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate Audit Fees billed by the registrant’s principal accountant, for the audit of the annual financial statements in connection with statutory and regulatory filings for the fiscal years ended December 31, 2013 and December 31, 2012 were $59,962 and $77,411, respectively.

(b) Audit-Related Fees. The aggregate Audit Related Fees billed by the registrant’s principal accountant for the fiscal years ended December 31, 2013 and December 31, 2012 were $0 and $0, respectively.

The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (“Service Affiliates”) which required pre-approval by the Audit Committee which related to the review of the transfer agent function for the fiscal years ended December 31, 2013 and December 31, 2012 were $35,000 and $35,000, respectively.

(c) Tax Fees. The aggregate Tax Fees billed by the registrant’s principal accountant for professional services rendered for tax compliance, tax advice, and tax planning, including preparation of tax returns and distribution assistance, for the fiscal years ended December 31, 2013 and December 31, 2012 were $46,001 and $0, respectively.

(d) All Other Fees. The aggregate All Other Fees billed by the registrant’s principal accountant for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, for the fiscal years ended December 31, 2013 and December 31, 2012 were $0 and $0, respectively.

(e) Audit Committee Pre-Approval Policies and Procedures. The audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such service is required between regularly scheduled audit committee meetings, the chairman of the audit committee, J. Kenneth Dalton, is authorized to pre-approve the service with full committee approval at the next scheduled meeting. There shall be no waivers of the pre-approval process. No services described in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-Audit Fees. The aggregate non-audit fees billed by the registrant’s accountant for the most recent fiscal year and the preceding fiscal year for services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant were $81,001 and $35,000, respectively. These aggregate fees were less than the aggregate fees billed for the same periods by the registrant’s principal accountant for audit services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant.

(h) Auditor Independence. All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. As such, the audit committee has considered these services in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2) Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached.

(b) A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Rydex Series Funds

By (Signature and Title)*    /s/ Donald C. Cacciapaglia

Donald C. Cacciapaglia, President

Date March 10, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ Donald C. Cacciapaglia

Donald C. Cacciapaglia, President

Date March 10, 2014

By (Signature and Title)*   /s/ Nikolaos Bonos

Nikolaos Bonos, Vice President and Treasurer

Date March 10, 2014

* Print the name and title of each signing officer under his or her signature.